TRANSAMERICA I-SHARE II VARIABLE ANNUITY
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) Administrative Office 6400 C Street S.W. Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) Administrative Office 6400 C Street S.W. Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This prospectus describes information You should know before You purchase a Transamerica I-Share II Variable Annuity.. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company”). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the Subaccounts that invest in underlying fund portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the underlying fund portfolios. When delivered in connection with the sale of a new I-Share II Variable Annuity Policy, this prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplements that specify the current rider fee, growth rate percentage (if applicable), valuation frequency, minimum benefit age, withdrawal percentage, protection level percentage (if applicable), and required allocations (if applicable). Please read them carefully before You invest and keep them for future reference. The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice.
The Policy is or may be available through 3rd party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Policy Owner elects to pay the advisory fee from his/her Policy. If the Policy Owner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If You are a new investor in the Policy, You may return Your Policy within a prescribed period, which is generally 10 days after You receive it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount You paid with your application or Your total Policy Value. You should review this prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
We want to let You know that beginning January 1, 2021, we no longer mail copies of shareholder reports for Portfolio Companies in Your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on dfinview.com/Transamerica/TAHD/VA. We’ll let You know by mail each time a report is posted. The notification will have a URL for accessing the report. If You’ve already elected to receive documents from us electronically, You’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing You need to do. You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.

Prospectus Date: December 1, 2021
Statement of Additional Information Date: December 1, 2021

TABLE OF CONTENTS continued

glossary of terms
Accumulation Unit - An accounting unit of measure used in calculating the Policy Value in the Separate Account before the Annuity Commencement Date. For more information on unit values, including how they are calculated after the Annuity Commencement Date, please see the Statement of Additional Information.
Adjusted Policy Value - The Policy Value increased or decreased by any Excess Interest Adjustment.
Administrative Office - Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization) - When You switch from the accumulation phase to the income phase and we begin to make annuity payments to You (or Your payee).
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Assumed Investment Return or AIR - The annual effective rate shown in Your Policy that is used in the calculation of each variable annuity payment.
Business Day - A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your Policy.
Cash Value - The Adjusted Policy Value.
Death Proceeds - The amount payable upon death.
Excess Interest Adjustment - A positive or negative adjustment to amounts paid out or transferred from the Fixed Account Guaranteed Period Options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the Guaranteed Period Option. The Excess Interest Adjustment can either decrease or increase the amount to be received by the Owner upon withdrawals, surrenders, or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The Excess Interest Adjustment will not decrease the interest credited to Your Policy below the guaranteed minimum. The Excess Interest Adjustment does not apply to policies issued in New York by Transamerica Financial Life Insurance Company.
Fixed Account - One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Free Amount - The amount that can be withdrawn each year without incurring any Excess Interest Adjustments.
Fund Facilitation Fee - A fee we charge in order to make certain Portfolio Companies available as Investment Options under the Policy. This may also be referred to as a Platform Charge.
Guaranteed Lifetime Withdrawal Benefit - Any optional benefit under the Policy that provides a guaranteed minimum withdrawal benefit, including the Transamerica Principal OptimizerSM rider, the Retirement Income Max® 1.2 rider, the Retirement Income Choice® 1.7 rider and the Transamerica Income EdgeSM 1.2 rider.
Guaranteed Minimum Accumulation Benefit - A benefit under the optional Transamerica Principal OptimizerSM (TPO) rider that provides a guaranteed future value.
Guaranteed Period Options - The various guaranteed interest rate periods of the Fixed Account which we may offer and into which premium payments may be paid or amounts transferred when available.
Investment Option(s) - The Subaccounts and the Fixed Account.
Investment Restrictions - The requirement of the Owners to invest in certain underlying fund portfolios, as required by certain optional riders.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Physician - A doctor of medicine or osteopathy as set forth in Section 186 (r)(1) of the Social Security Act, as amended who is legally authorized to practice medicine and surgery within the United States by the jurisdiction in which he or she performs such function or action.

Policy - The Transamerica I-Share II Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date - The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•	premium payments; minus
•	gross withdrawals (withdrawals plus or minus Excess Interest Adjustment plus taxes (on the withdrawal)); plus
•	interest credited in the Fixed Account; plus
•	accumulated gains in the Separate Account; minus
•	accumulated losses in the Separate Account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Stable Account - A Fixed Account option, only available if You elect the Transamerica Income EdgeSM 1.2 rider or the Transamerica Principal OptimizerSM rider, to which You must allocate a portion of Your premium payments and Policy Value. Assets in the Stable Account are not subject to Separate Account Annual Expenses as set forth under ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES.
Static Allocation - An investment option that invests different percentages of the Policy Value in some or all of the Subaccounts available within the Policy.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Valuation Period - The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each Business Day.
Written Notice - Written Notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES			Location in Prospectus
Transaction Charges	You may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
	Special Service Fee. We reserve the right to deduct a charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted form, and asset verification requests from mortgage companies.			Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected, the fees and expenses would be higher. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.			Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	.20%	2.20%
	Portfolio Company (fund fees and expenses)[2]	0.12%	6.00%
	Optional Benefit Expenses (if elected)	0.10% [1]	2.50% [3]
1 As a percentage of average Separate Account Value.
[2] As a percentage of Portfolio Company assets.
[3] As a percentage of the Rider Fee Basis or Withdrawal Base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy.
	Lowest Annual Cost $379	Highest Annual Cost $11,204
	Assumes:	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Portfolio Company fees and expenses
• No optional benefits
• No sales charges or advisory fees
• No additional purchase payments, transfers, or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Portfolio Company fees and expenses
• No sales charges or advisory fees
• No additional purchase payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment	This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
	The benefits of tax deferral and living benefit protection also means the Policy is more beneficial to investors with a long time horizon.	Principal Risks of Investing in the Policy Tax Information
Risks Associated with Investment Options	• An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy.
• Each Investment Option, including the Fixed Account, has its own unique risks.
	• You should review the prospectuses for the available Portfolio Companies before making an investment decision.	Principal Risks of Investing in the Policy Investment Options Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks	Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free 1-800-525-6205.	Principal Risks of Investing in the Policy Information About Us Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
• We reserve the right to limit transfers in circumstances of large or frequent transfers.
• The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
	• We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.	Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits	• Certain optional benefits limit or restrict the Investment Options that You may select under the Policy. We may change these restrictions in the future.
• Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
• If you have Advisory Fees deducted from Your Policy Value and paid directly to Your advisor, asset manager, or broker/dealer on Your behalf, such deductions will reduce Your Policy Value and may have significant negative consequences to the value of any optional benefits you have elected. Such deduction may be subject to federal and state income taxes, and may be subject to a 10% federal tax penalty.
	• We may stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.	Investment Restrictions Benefits Available Under the Policy Access to Your Money - Surrenders and Withdrawals Guaranteed Lifetime Withdrawal Benefit Riders

	TAXES	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
	• You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if You take a withdrawal before age 59 ½.	Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Distribution of the Policies
Exchanges	If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.	Exchanges and/or Reinstatements

Overview of the policy
Purpose
The Transamerica I-Share II Variable Annuity is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your investment options. The Policy also offers a death benefit to protect Your designated beneficiaries.
This Policy may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
The Policy is or may be available through 3rd party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Policy Owner elects to pay the advisory fee from his/her Policy. If the Policy Owner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long investment horizon. Although You have the ability to make partial withdrawals and/or surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.”
Accumulation Phase: To help You accumulate assets during the accumulation phase, You can invest Your Premium payments and Policy Value in:
•	Underlying fund portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
•	The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix - Portfolio Companies Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy Value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. Transamerica I-Share II Variable Annuity Policy is a flexible premium deferred variable annuity Policy It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any premium payments in addition to the initial minimum premium payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose.The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.

Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated beneficiaries at least the Policy Value. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated beneficiaries upon Your death. Some of the guaranteed minimum death benefits available to You depend on which, if any, Guaranteed Lifetime Withdrawal Benefit You choose.
Optional Living Benefits. For an additional fee, You can purchase one of several guaranteed lifetime withdrawal benefits, which are designed to provide a guaranteed level of withdrawals from Your Policy, regardless of investment performance.
Additional Services. At no additional charge, You may select the following additional services:
•	Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain investment options on a monthly basis.
•	Asset Rebalancing. This service automatically reallocates Your Policy Value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
•	Systematic Payout Options. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis..
•	Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected, the fees and expenses would be higher. Please refer to Your Policy specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Investment Options. or request special services. State premium taxes may also be deducted.
Transaction Expenses:
Sales Load Imposed On Purchase Payments	0%
Contingent Deferred Surrender Charge (as a percentage of premium surrendered or withdrawn)(1)	0%
Transfer Fee(2)	$10
Special Service Fee(3)	$50
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including underlying fund portfolio fees and expenses.
Annual Contract Expenses:
Annual Service Charge(4)	$50
Base Contract Expenses (as a percentage, of average Separate Account Value)(5)	0.20%
Fund Facilitation Fee (as a percentage, annually, of the net asset value of Subaccount)	0.60%
Optional Benefit Expenses:
Return of Premium Death Benefit (as a percentage, annually, of average Separate Account Value)	0.10%
Annual Step-Up Death Benefit (as a percentage, annually, of average Separate Account Value)	0.40%
Optional Death Benefit Riders – No Longer Available
Additional Death DistributionSM (annual charge based on Policy Value)	0.25%
Additional Death Distribution+SM (annual charge based on Policy Value)	0.55%
Maximum Fee:
Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders(6)
Transamerica Principal OptimizerSM rider (annual charge - % of the Rider Fee Basis)*	2.50%
Transamerica Income EdgeSM 1.2 rider (annual charge - % of Withdrawal Base)*	2.50%

Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders – No Longer Available(7)
Retirement Income Max® 1.2 rider (annual charge - % of Withdrawal Base)*	2.50%
Retirement Income Choice® 1.7 rider (annual charge - % of Withdrawal Base)
Base Benefit Designated Allocation Group A*	2.50%
Base Benefit Designated Allocation Group B*	2.50%
Base Benefit Designated Allocation Group C*	2.50%
Additional Benefits available with Retirement Income Choice® 1.7 rider:
Death Benefit - (Single Life Option) (annual charge - % of Withdrawal Base)*	0.55%
Death Benefit - (Joint Life Option) (annual charge - % of Withdrawal Base)*	0.50%
Income EnhancementSM - (Single Life Option - Not available in NY) (annual charge - % of Withdrawal Base)*	0.45%
Income EnhancementSM - (Joint Life Option - Not available in NY) (annual charge - % of Withdrawal Base)*	0.65%

*The current rider fee will be less than or equal to the stated Maximum. Your rider fee may increase (or decrease) at the time of any automatic step-up or optional reset. See Automatic Step-Up or Optional Reset discussion for each applicable optional benefit. Your rider fee percentage will not exceed the maximum fee percentage shown in this table. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Notes to Fee Table
Transaction Expenses:
1) Maximum Surrender Charge:
This product does not have a surrender charge.
2) Transfer Fee:
The transfer fee, if any is imposed, applies to each Policy, regardless of how Policy Value is allocated among the Investment Options. There is no fee for the first 12 transfers per Policy Year. For additional transfers, we may charge a fee of $10 per transfer. Currently, we do not charge a transfer fee, but reserve the right to do so.
3) Special Service Fee:
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
4) Annual Service Charge:
The annual service charge is assessed on each Policy anniversary and at the time of surrender. The charge (up to $50) is waived if Your Policy Value or the sum of Your premiums less all withdrawals, is at least $100,000. The current annual service charge is the lesser of $35 per Policy Year or 2% of the Policy Value.
Charge Type	Amount
Current Annual Service Charge	$35
Maximum Annual Service Charge	$50
Annual Contract Expenses:
5) Base Contract Expenses:
Mortality and Expense Risk and Administrative Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk and administrative fee is at an annual rate of 1.25%.
Optional Benefit Separate Account Expenses: Any optional benefit separate account expense is in addition to the mortality and expense risk and administrative fees.

Fund Facilitation Fee: Any Fund Facilitation Fee is a Separate Account expense in addition to the mortality and expense risk and administrative fees. This daily fee is applied only to Policy Value in the Subaccounts invested in the following Portfolio Companies:
Portfolio Companies	Annualized Fee %
DFA VA Global Bond Portfolio - Institutional Class Vanguard® VIF Balanced Portfolio Vanguard® VIF Conservative Allocation Portfolio Vanguard VIF International Portfolio Vanguard® VIF Mid-Cap Index Portfolio Vanguard® VIF Moderate Allocation Portfolio Vanguard VIF Real Estate Index Portfolio Vanguard VIF Short-Term Investment-Grade Portfolio Vanguard VIF Total Bond Market Index Portfolio	0.60%
Fidelity ® VIP Consumer Staples - Initial Class Fidelity® VIP Technology Portfolio - Initial Class Fidelity® VIP Utilities Portfolio - Initial Class	0.50%
Fidelity ® VIP Balanced Portfolio - Service Class 2 Fidelity® VIP Energy Portfolio - Service Class 2 Fidelity® VIP Health Care Portfolio - Service Class 2	0.30%
AB Balanced Wealth Strategy Portfolio - Class B AB Growth and Income Portfolio - Class B American Funds - Asset Allocation Fund Class 4 Fidelity® VIP Contrafund® Portfolio - Service Class 2 Fidelity® VIP Mid Cap Portfolio - Service Class 2 Fidelity® VIP Value Strategies Portfolio - Service Class 2 State Street Total Return V.I.S. Fund - Class 3	0.20%
American Funds - New World Fund® - Class 4 TA MSCI EAFE Index - Service Class TA S&P 500 Index - Service Class	0.15%
American Funds - Growth FundSM - Class 4 American Funds - Growth-Income FundSM - Class 4 American Funds - International FundSM - Class 4	0.13%
American Funds - The Bond Fund of AmericaSM - Class 4	0.11%
We charge a fund facilitation fee in order to make certain Portfolio Companies available as investment choices under the policies. We apply the fee to Portfolio Companies that invest in underlying fund portfolios that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of Portfolio Companies that we specify, up to a maximum fee of 0.60%.
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base Separate Account expenses, the Annual Step-Up Death Benefit fee and the Fund Facilitation fee, but does not include any other Optional Rider Charges. The death benefits are mutually exclusive.
OPTIONAL RIDERS
In some cases, riders to the Policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
6) Optional Guaranteed Lifetime Withdrawal Benefit Riders:
Transamerica Principal OptimizerSM Rider - Withdrawal Base: We use the greater of the withdrawal base and the guaranteed future value to calculate the rider withdrawal amount. The withdrawal base is also used in the calculation of the rider fee. We use the greater of the withdrawal base and the guaranteed future value to calculate the rider fee. The withdrawal base on the rider date is the Policy Value.
Transamerica Income EdgeSM 1.2 - Withdrawal Base: We use the greater of the withdrawal base and the guaranteed future value to calculate the rider withdrawal amount. The withdrawal base is also used in the calculation of the rider fee.

7) Optional Guaranteed Lifetime Withdrawal Benefit Riders – No Longer Available:
Retirement Income Max® 1.2 Rider and Retirement Income Choice® 1.7 Rider - Withdrawal Base: We use the greater of the withdrawal base and the guaranteed future value to calculate the rider withdrawal amount. The withdrawal base is also used in the calculation of the rider fee.
The fee table information relating to the underlying fund portfolios was provided to us by the underlying fund portfolios, their investment advisers or managers. We have not verified the accuracy of information provided by unaffiliated fund portfolios. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.
Annual Portfolio Company Expenses:
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix: Portfolio Companies Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses	0.72%	6.00%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursements	0.72%	1.15%
Expense Example(1):
The following Example is intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Example assume that You invest $100,000 in the Policy for the time periods indicated. The Example also assumes that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. The Example does not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected the costs would be higher. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If the Policy is surrendered or Annuitized at the end of the applicable time period or if You do not surrender Your Policy:
1 Year	$11,204
3 Years	$32,652
5 Years	$52,820
10 Years	$97,629
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Example. The Examples don't reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Examples may be assessed during the income phase of the Policy.

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the underlying fund portfolios You select. Each underlying fund portfolio may have its own unique risks.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Advisory Fee Risk. The Policy is or may be available through 3rd party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Policy Owner elects to pay the advisory fee from his/her Policy. If the Policy Owner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.
Investment Risk. You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolios held by the Subaccounts . Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Policy restrict Your choice of available underlying fund portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of underlying fund portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these underlying fund portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, transamerica financial life insurance company, The separate account, and portfolio companies
Information About Us
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, and payment of any amounts held in the Fixed Account are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition
We pay benefits under Your Policy from our general account assets and/or from Your Policy Value held in the Separate Account. It is important that You understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at SEC.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Policy Owners, are available on our website Financial Strength | Transamerica, and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (AM Best Company), Moody’s Investors Service (Moody's.com), and Standard & Poor’s Rating Services (S&P Global Ratings).
The Separate Account
Each Separate Account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios. Each Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or us. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to our other income, gains or losses.
The assets of each Separate Account are held in our name on behalf of the Separate Account and belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. The Separate Account may include other Subaccounts that are not available under these policies. We do not guarantee the investment results of the Separate Account.
The Underlying Fund Portfolios
At the time You purchase Your Policy, You may allocate Your premium payment to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Policy assets separate from our company assets. The Subaccounts then purchase shares of underlying fund portfolios set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other mutual funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see Appendix - Portfolio Companies Available Under the Policy for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue Age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with Your financial professional to decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the Separate Account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the Annuity Commencement Date, You hold the voting interest in the selected portfolios. The number of votes that You have the right to instruct will be calculated separately for each Subaccount. The number of votes that You have the right to instruct for a particular Subaccount will be determined by dividing Your Policy Value in the Subaccount by the net asset value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted.
After the Annuity Commencement Date, You have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that You have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending You, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which You, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same Subaccount. Accordingly, it is possible for a small number of Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy Values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted.
Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
THE ANNUITY policy
This prospectus describes information You should know before You purchase the Transamerica I-Share II Variable Annuity.
An annuity is a contract between You (the Owner) and an insurance company (in this case us), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, Your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means You are not taxed until You take money out of Your annuity. After You Annuitize, Your annuity switches to the income phase.
The Policy is a “deferred” annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. Your individual investment and Your rights are determined primarily by Your own Policy.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional premium payments of at least $50 (but not more than the stated maximum total premium payment amount) until the Annuity Commencement Date. You are not required to make any additional premium payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the accumulation phase depends upon the performance of Your Subaccounts. You could lose the amount You allocate to the Separate Account. The amount of annuity payments You receive from the Separate Account during the income phase also depends upon the investment performance of Your Subaccounts.
We do not guarantee that the Fixed Account will always be available. If the Fixed Account is offered it will offer interest at a rate(s) that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that we may offer and that You select.

Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a Policy unless:
•	we receive in good order (See Sending Forms and Transaction Requests in Good Order) all information needed to issue the Policy;
•	we receive in good order (at our Administrative Office) a minimum initial premium (including anticipated premiums from 1035 exchanges on nonqualified policies and transfers or rollovers on qualified policies as indicated on Your application or electronic order form) payment;
•	the Annuitant , Owner, and any joint Owner are age 90 or younger (the limit may be lower for qualified policies); and
•	the Owner and Annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application.
Premium Payments
General. You should make checks for premium payments payable to Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company, as applicable, and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements. The initial premium payment for nonqualified policies must be at least $5,000 (including anticipated premiums from Internal Revenue Code Section 1035 exchanges as indicated on Your application or electronic order form), and at least $1,000 for qualified policies (including anticipated premiums from transfers or rollovers as indicated on Your application or electronic order form). You must obtain our prior approval to purchase a Policy with an amount in excess of our maximum premium amount.
Your initial premium payment may not be credited to Your Policy on the day that You leave Your premium payment with Your financial intermediary. Your financial intermediary may take up to seven Business Days to assess whether buying this Policy is suitable for You. Your financial intermediary may send us Your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process Your Policy. We will not begin to process Your Policy during this period.
We will first begin our review only once we receive both Your initial premium payment and Your application (or an electronic order form). We will credit Your initial premium payment to Your Policy within two Business Days after the Business Day that we receive Your initial premium payment, Your application (or order form) and once we determine that Your Policy information is both complete and in good order. This time period is in addition to the time Your financial intermediary may take to complete their part of the process. If we are unable to complete our part of the process within five Business Days after the Business Day that we receive Your initial premium payment and Your application (or electronic order form), then we will notify You or Your financial intermediary, if applicable, and explain why we can't process Your Policy. We will also return Your initial premium payment at that time unless You consent to us holding the premium up to 30 days. We must receive Your consent to hold prior to the market close on the fifth Business Day after receipt of the premium. If Your information is not received in good order within 30 days of our receipt of the premium, then it will be returned. We will credit Your initial premium payment within two Business Days after Your information is both complete and in good order.

Neither we nor Your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to Your Policy. You will not earn interest on Your initial premium payment during these review periods.
The date on which we credit Your initial premium payment to Your Policy is generally the Policy Date. The Policy Date is used to determine Policy Years, Policy quarters, Policy months and Policy anniversaries.
Additional Premium Payments. You are not required to make any additional premium payments. However, You can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $50. After the first Policy Year, additional premium payments each Policy Year cannot, in the aggregate, without our prior approval, exceed $25,000 for nonqualified policies and the lesser of (1) the IRS maximum contribution limit or (2) $60,000 for qualified policies. We reserve the right to refuse any additional premium payment in excess of these limits, and if You do not obtain prior approval for premiums in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit additional premium payments to Your Policy as of the Business Day we receive Your premium and required information in good order at our Administrative Office. Additional premium payments must be received in good order before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment. Additional premium payments received in good order on non-Business Days or after our close of business on Business Days will receive next-day pricing. See Sending Forms and Transaction Requests in Good Order.
Maximum Total Premium Payments. For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. We may approve premium payments over $1,000,000 but restrict access to certain optional benefits. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. If You do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments. When You purchase a Policy, we will allocate Your premium payment to the investment choices You select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless You request a different allocation. You could lose the amount You allocate to the Subaccounts.
If You allocate premium payments to the Dollar Cost Averaging program (if it is available), You must give us instructions regarding the Subaccount(s) to which transfers are to be made or we cannot accept Your premium payment.
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described  in ADDITIONAL FEATURES - Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.
Policy Value
You should expect Your Policy Value to change from Valuation Period to Valuation Period. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on each Business Day and ends at the close of regular trading on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Regular trading on the New York Stock Exchange usually closes at 4:00 p.m., Eastern Time. Holidays are generally not Business Days.
INVESTMENT OPTIONS
This Policy offers You a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the Appendix - Portfolio Companies Available Under the Policy.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which can be found at dfinview.com/Transamerica/TAHD/VA. You should read the prospectuses for the underlying fund portfolios carefully before You invest.

In addition, information regarding each underlying fund portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix - Portfolios Available Under the Policy. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800)525-6205 or by visiting our website at dfinview.com/Transamerica/TAHD/VA.
Note: If You received a summary prospectus for any of the underlying fund portfolios listed in Appendix - Portfolio Companies Available Under the Policy, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, volatility, hedge ability, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of Cash Value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
If You elect a Guaranteed Lifetime Withdrawal Benefit rider, as discussed later in this prospectus, we require You to allocate Your Policy Value to designated Investment Options. This requirement is intended to reduce the Company’s costs and risks associated with offering the rider, and we select which underlying fund portfolios to make available under the riders with these factors in mind. Certain designated Investment Options invest in underlying fund portfolios with volatility control strategies, which could limit full participation in market gains and the growth of the riders. See the Investment Restrictions section for information regarding the potential impact of volatility control strategies on the value of the Guaranteed Lifetime Withdrawal Benefit riders.
Designated Investment Options, including those that invest in underlying fund portfolios with volatility control strategies, are also available to Owners who do not elect a Guaranteed Lifetime Withdrawal Benefit rider. Although volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns, such strategies could limit Your full participation in market gains and ability to maximize potential growth of Your Policy Value.
You are responsible for choosing the Subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to You, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund's website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After You select underlying fund portfolios for Your initial premium payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Cash Value of Your Policy resulting from the performance of the underlying fund portfolios You have chosen.
We do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers.
We reserve the right to limit the number of Subaccounts You are invested in at any one time.
If You elect certain optional riders, You will be subject to Investment Restrictions. In the future, we may change the Investment Restrictions.
Not all Subaccounts may be available for all policies, in all states, or through all financial intermediary firms.

Static Allocation
You may also allocate a certain percentage of Your Policy Value to Static Allocations that we may make available as additional investment options. We may limit the number of Static Allocations You can simultaneously invest in. A Static Allocation is a static asset allocation model that invests certain percentages of the Policy Value in some or all of the Subaccounts currently available within Your Policy. In other words, a Static Allocation is not a portfolio of underlying fund portfolios with one accumulation unit value, but rather direct investment in a certain allocation of Subaccounts. Please see Appendix – Static Allocations for the Subaccounts and percentages of each that make up each of the Static Allocations that are currently available for investment. There is no additional charge with investing in a Static Allocation.
You may not make transfers among the underlying Subaccounts of a Static Allocation. However, You may transfer between a Static Allocation and any of the Subaccounts available under Your Policy. Any transfer into or out of a Static Allocation will be treated as any other transfer to or from an investment option. We will proportionately deduct any withdrawals You take from the Subaccounts in a Static Allocation.
In order to maintain a Static Allocations’ specified Subaccount allocation percentages, quarterly rebalancing is required and will occur on the last day of the calendar quarter.
We may terminate a Static Allocation at any time in response to changes to underlying investment options, changes in market conditions, or for other business purposes. For example, if a Subaccount within a Static Allocation is closed to new investments or liquidates, we will terminate the affected Static Allocation.
When a Static Allocation is terminated, future rebalancing of the Static Allocation will cease and that Static Allocation will be closed to new investments. “Closed to new investments” means You cannot allocate additional amounts (either through Policy transfers or additional premiums) to the Static Allocation after the closure date. You will be given notice and opportunity to reallocate the Policy Value in the affected Static Allocation to one or more available Subaccounts (including other Static Allocations that may be available at that time). If instructions are not received for reallocation, the Policy Value will remain in the underlying Subaccounts of the terminated Static Allocation, if available, until such time that we receive updated allocation instructions.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes to the Separate Account and its Investment Options. We reserve the right to add new Subaccounts or close existing Subaccounts. We also reserve the right to eliminate the shares of any portfolio held by a Subaccount and to substitute shares of other underlying fund portfolios or of other registered open-end management investment companies. To the extent required by applicable law, substitutions of shares attributable to Your interest in a Subaccount will not be made without prior notice to You and the prior regulatory approval. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of Your requests.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive additional instructions, any subsequent premium payments, or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) into a closed Subaccount will be re-allocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. If Your previous investment allocation instructions do not include any available Investment Options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed Subaccount will be excluded from any future rebalancing. The value of the closed Subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your Policy, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another Investment Option. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions. Under certain situations involving death benefit adjustments for continued policies, if an Investment Option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro rata to the other current Investment Options You have value allocated to and which are open to new investment.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)	Re-allocate any Policy Value in the liquidated underlying fund portfolio to the money market Subaccount or a Subaccount investing in another underlying fund portfolio designated by us; and
2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other Subaccounts You have selected.
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
The Fixed Account
We do not guarantee that the Fixed Account will always be available. If available, premium payments allocated and amounts transferred to the Fixed Account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
While we do not guarantee that the Fixed Account will always be available for investment, we do guarantee that the interest credited to the Fixed Account when available will not be less than the guaranteed minimum effective annual interest rate shown on Your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option You selected, the value in that Guaranteed Period Option will automatically be transferred into the money market Subaccount or if a money market Subaccount is unavailable to a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment option by giving us notice within 30 days before the end of the expiring guaranteed period.
Surrenders, withdrawals, transfers, and amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the Fixed Account prior to the end of the guaranteed period are generally subject to an Excess Interest Adjustment . See ACCESS TO YOUR MONEY - Excess Interest Adjustment for more information about when an Excess Interest Adjustment applies. This adjustment will also be made to amounts that You apply to an Annuity Payment Option. The Excess Interest Adjustment will not decrease the interest credited to Your Policy below the guaranteed minimum. Please see Appendix – Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation.
We also guarantee that upon full surrender Your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable nonforfeiture law at the time the Policy is issued.
If You select the Fixed Account, when it is available, Your money will be placed with our other general assets. Assets in the Stable Account are not subject to Separate Account Annual Expenses as set forth under ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES. The amount of money You are able to accumulate in the Fixed Account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment You receive during the income phase from the fixed portion of Your Policy will remain level for the entire income phase. The interest credited as well as principal invested in the Fixed Account is based on our claims-paying ability.
If You elect to have 3rd party advisory fees deducted from Your Policy, such deduction may reduce your Fixed Account value.
We reserve the right to refuse any premium payment or transfer to the Fixed Account.

Transfers
During the accumulation phase, You may make transfers to or from any Investment Option within certain limitations. Transfers out of a Guaranteed Period Option of the Fixed Account are limited to the following:
•	Transfers at the end of a guaranteed period.
•	Transfers of amounts equal to interest credited. This may affect Your overall interest-crediting rate, because unless otherwise directed transfers are deemed to come from the oldest premium payment first.
•	Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option in excess of amounts equal to interest credited, are subject to an Excess Interest Adjustment. If it is a negative adjustment, the maximum amount You can transfer in any one Policy Year may be limited to 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. If it is a positive adjustment, we do not limit the amount that You can transfer. (Note: This restriction may prolong the period of time it takes to transfer the full amount in the Guaranteed Period Option of the Fixed Account. You should carefully consider whether investment in the Fixed Account meets Your needs and investment criteria.) Please see Appendix - Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation.
In general, each transfer from a Subaccount must be at least $500, or the entire Subaccount value if less than $500. Transfers of interest from a Guaranteed Period Option of the Fixed Account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transfer requests received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See Sending Forms and Transaction Requests in Good Order.
The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any Policy Year may apply. Currently, we do not charge a transfer fee but reserve the right to do so in the future. We reserve the right to prohibit transfers to the Fixed Account.
During the income phase, You may transfer values out of any Subaccount; however, You cannot transfer values out of the Fixed Account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the Subaccount from which the transfer is being made.
Transfers made by telephone, or other electronic means acceptable to us, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.
Additional Restrictions for the Transamerica Income EdgeSM 1.2 and the Transamerica Principal OptimizerSM. If You elect the Transamerica Income EdgeSM 1.2 rider or the Transamerica Principal OptimizerSM rider, a certain percentage of Your Policy Value must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options as specified below. See  Transamerica Income EdgeSM 1.2 – Required Allocations and Transamerica Principal OptimizerSM - Required Allocations. Any transfer requests to and from the select Investment Options and flexible Investment Options will be validated using the prior Business Day’s Policy Value to ensure compliance with the required allocations for rebalancing at the time of the request. Transfer requests that do not comply with the required allocations for rebalancing will be deemed not in good order. Changes in Policy Values due to market movements on other dates will not be treated as a violation of the required allocations. Transfers to the Stable Account are not permitted except at the time of election of the rider. Transfers from the Stable Account are not permitted except upon termination of the rider.
Investment Restrictions
If You elect certain optional riders, You will be subject to Investment Restrictions requiring You to invest in certain underlying fund portfolios, which may be referred to (depending on Your rider) as designated Investment Options, flexible Investment Options and/or select Investment Options. In addition, the Transamerica Income EdgeSM 1.2 rider and the Transamerica Principal OptimizerSM rider may require You to invest in the Stable Account.
One or more of the underlying fund portfolios that may be designated, flexible or select Investment Options under an optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit Your participation in market gains; this may conflict with Your investment objectives by limiting Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees;

therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. Our requirement to invest in accordance with certain Investment Options, which may include volatility control, may reduce our costs and risks associated with the applicable riders. You pay an additional fee for the rider benefits which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy Value and the benefits under the riders. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other Investment Options are available under the riders that do not invest in underlying fund portfolios that utilize volatility control strategies.
For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios' current prospectuses.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity Policy was not designed to accommodate market timing or frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some Owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolios or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable Investment Options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the Investment Options under the variable insurance product. In addition, we may not honor transfer requests if any variable Investment Option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from Owners or persons acting on behalf of Owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of underlying fund portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
EXPENSES
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. In addition to the following charges, there are optional benefits that if selected, assess additional charges. Please see ADDITIONAL FEATURES for more information.
For more information on the impact of 3rd party advisory fee deductions on Your Policy Value, please see Surrenders and Withdrawals.
Transaction Expenses:
Excess Interest Adjustment
Surrenders, withdrawals, transfers, amounts applied when a death benefit is calculated, and amounts applied to an annuity option from the Fixed Account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the Fixed Account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an Annuity Payment Option. However, please note that a death benefit will not be reduced if the Excess Interest Adjustment results in a decrease in the Cash Value available to You. Please see Appendix - Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation. The Excess Interest Adjustment plays a role in calculating the total interest credited to the Fixed Account.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the Policy Value when such taxes are due to the applicable taxing authority, You begin receiving annuity payments, You surrender the Policy or a death benefit is paid.
Federal, State and Local Taxes
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.

Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown in the Fee Table.
Transfer Fee
You are generally allowed to make 12 free transfers per Policy Year before the Annuity Commencement Date. If You make more than 12 transfers per Policy Year, we reserve the right to charge for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of Your free transfers. All transfer requests made at the same time are treated as a single transfer. Currently, we are not charging for transfers, but reserve the right to do so in the future.
Base Contract Expenses:
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the Policy. This fee is assessed daily based on the net asset value of each Subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the Policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the Policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.
Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the Policy (including certain distribution-related expenses). This charge is equal to a percentage of the daily net asset value of each Subaccount during both the accumulation phase and the income phase.
Annual Service Charge
During the accumulation phase, an annual service charge of $35 (but not more than 2% of the Policy Value) is charged on each Policy anniversary and at surrender. The service charge is waived (up to a maximum of $50) if Your Policy Value or the sum or Your premiums, less all withdrawals, is at least $100,000.
Fund Facilitation Fee
We charge a Fund Facilitation Fee in order to make certain Portfolio Companies available as Investment Options under the policies. We apply the fee to Portfolio Companies that invest in underlying fund portfolios that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of Portfolio Companies that we specify, up to a maximum fee of 0.60%.
Optional Benefits
If You elect to purchase optional benefits, we will deduct an additional fee. For some optional benefits the fee is assessed against the daily net asset value of each Subaccount and for others it is deducted from each Investment Option in proportion to the amount of Policy Value in each Investment Option. Please refer to the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES for the list of fees for each optional benefit and Optional Benefit Riders section for more information.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in each Subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES in this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Reduced Fees and Charges
We may, at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with Your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including Your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as Investment Options under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.45% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios’ assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of 12b-1 fees (see the prospectuses for the underlying fund portfolios for more information).
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying fund portfolios for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolios’ assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Incoming Payments to Us and/or TCI
Underlying Fund Portfolio	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
AB VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
AMERICAN FUNDS INSURANCE SERIES® TRUST	0.50%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	0.45%
VANGUARD ® VARIABLE INSURANCE FUND	0.00%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on assets invested in Subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts You allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in Subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is subadvised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are subadvised by non-affiliated entities. During 2020 we received approximately $230.4 million for Transamerica Life Insurance Company and $16.4 million for Transamerica Financial Life Insurance Company in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity ® Variable Insurance Products Fund: We receive this percentage once $100 million in shares are held by the Subaccounts of ours and our affiliates.
Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may provide our affiliates and/or selling firms (Advisors and Broker/Dealers are referred to as selling firms) with wholesaling services to assist us in the distribution of the policies.
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.
For the calendar year ended December 31, 2020, TCI and its affiliates received payments that totaled approximately $1.9 million. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management • Alliance Bernstein • Allianz Global Investors •  American Century Investments • Amundi Pioneer Asset Management • Barrow, Hanley, Mewhinney & Strauss, LLC • BlackRock Investment Management, LLC • BNY Mellon • Capital Group • Charles Schwab Investment Management • Columbia Threadneedle Investments • Dimensional Fund Advisers •  Fidelity Investments • Franklin Templeton Investments• Goldman Sachs Asset Management • Hartford Funds • Ivy Investments•  Janus Henderson Investors • John Hancock Investments • Legg Mason Global Asset Management • Milliman Financial Risk Management LLC • MFS Investment Management • Morgan Stanley Investment Management Inc. • Neuberger Berman • New York Life/Mainstay Investments • PGIM Investments • Pacific Investment Management Company • PineBridge Investments LLC • Principal Global Investors • Putnam Investments • QMA • Rockefeller Capital Management • Systematic Financial Management • T. Rowe Price • Thompson Siegel & Walmsley LLC • The Vanguard Group, Inc. • Virtus Investment Partners • Wellington Management Company LLP and Wells Fargo Asset Management.
Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
general description of the policy
Ownership
You, as Owner of the Policy, exercise all rights under the Policy. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Policy. An ownership change may be a taxable event.
Beneficiary
The beneficiary designation will remain in effect until changed. The Owner may change the designated beneficiary by sending us Written Notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary.) We will not be liable for any payment made before the Written Notice is received in our Administrative Office. If more than one beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If, upon the death of the Annuitant , there is a surviving Owner (s), then the surviving Owner (s) automatically takes the place of any beneficiary designation.
Assignment
You can also generally assign the Policy any time during Your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Policy before we approve the assignment. There may be limitations on Your ability to assign a qualified Policy. An assignment may have tax consequences.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or Owner transaction fee) reduces Your Cash Value below the minimum specified in Your Policy, we reserve the right to terminate Your Policy and send You a full distribution of Your remaining Cash Value. All benefits associated with Your annuity Policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if You have certain optional benefits, however, we reserve the right to do so.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting and rollover requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
During the accumulation phase, You can have access to the money in Your Policy in the following ways:
•	by taking a withdrawal or surrender; or
•	by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders and Withdrawals
During the accumulation phase, if You take a full withdrawal (surrender) You will receive Your Cash Value. If You want to take a withdrawal, in most cases it must be for at least $500. Certain optional benefits have specific requirements regarding the order in which withdrawals can be taken from investment options. Unless You tell us otherwise, we will take the withdrawal from each of the investment options in proportion to the Policy Value. Surrenders may be referred to as withdrawals on Your Policy statement and other documents.
Remember that any withdrawal You take will reduce the Policy Value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A withdrawal also may have a negative impact on certain other benefits and guarantees of Your Policy. See ADDITIONAL FEATURES, for more details.
Withdrawals from the Fixed Account may be subject to an Excess Interest Adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals You take.
Withdrawals from qualified policies may be restricted or prohibited.
During the income phase, You will receive annuity payments under the Annuity Payment Option You select; however, You generally may not take any other withdrawals.
Please note: As discussed under OTHER INFORMATION - Distribution of Policies - Compensation to Investment Advisors and Broker-Dealers Selling the Policies, any fees that You pay Your selling firm are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value, may have tax consequences, and may reduce the value of any optional living or death benefit riders that You have elected (perhaps significantly) and may cause termination. See Appendix - Advisory Fee Withdrawal Examples.
An Advisory Fee Withdrawal is a withdrawal deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer in a payment frequency, e.g. quarterly, determined by You on Your behalf. Advisory fees will be deducted pro rata as a percentage of Policy Value across all Investment Options including the Fixed Account. You must complete an authorization form to allow these deductions, and You may revoke such authorization at any time at Your discretion by contacting our Administrative Office. Applying the Advisory Fee Withdrawal Maximum Percentage shown in Your contract to Your Policy Value determines the Maximum Advisory Fee Amount allowed for Advisory Fee Withdrawals. When an Advisory Fee Withdrawal is taken, certain aspects of the policy and optional riders can be affected. The below examples reflect the impacts of taking Advisory Fee Withdrawals.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will be treated as withdrawals for purposes of calculating Policy Value, Minimum Required Cash Value, Additional Death Distribution+, and Required Minimum Distributions.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will not be treated as withdrawals for purposes of calculating Excess Interest Adjustment (if applicable), Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Guaranteed Minimum Death Benefits.
Advisory Fee Withdrawals that are in excess of the Advisory Fee Withdrawal Maximum Percentage will be treated as withdrawals for purposes of calculating Excess Interest Adjustment, Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Adjusted Withdrawals (for Return of Premium and Step-up Death Benefits). See Appendix - Advisory Fee Withdrawal Examples.

Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a surrender, a death benefit, or the death of the Owner of a nonqualified Policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the Separate Account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this Policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, withdrawal, loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner's account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about You and Your Policy to government agencies or departments.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the Cash Value from the Fixed Account for up to six months. We may defer payment of any amount until Your premium payment check has cleared Your bank.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, and amounts applied to an annuity option, from a Guaranteed Period Option of the Fixed Account before the end of its guaranteed period (the number of years You specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. If, at the time of such transactions the guaranteed interest rate set by us for the applicable period has risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value (but not below the Excess Interest Adjustment floor described in Appendix - Excess Interest Adjustment Examples). However, if the guaranteed interest rate for the applicable period has fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value upon withdrawal, surrender or transfer. Please see Appendix - Excess Interest Adjustment Examples to see how the Excess Interest Adjustment is calculated and illustrative examples using hypothetical values.
Any amount withdrawn in excess of the cumulative interest credited for that Guaranteed Period Option is generally subject to an Excess Interest Adjustment. An Excess Interest Adjustment may also be made on amounts applied to an Annuity Payment Option.
The formula that will be used to determine the Excess Interest Adjustment is:
S* (G-C)* (M/12)
S	=	Is the amount (before premium taxes and the application of any Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the Excess Interest Adjustment;
G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=	Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this Policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month,
M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months; and
*	=	Multiplication
Please see Appendix - Excess Interest Adjustment Examples for more detailed information concerning the Excess Interest Adjustment calculation.

Please note: As discussed under OTHER INFORMATION - Distribution of Policies - Compensation to Investment Advisors and Broker-Dealers Selling the Policies, any fees that You pay Your selling firm are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value, may have tax consequences, may be treated as withdrawals for purposes of calculating Excess Interest Adjustment and may reduce the value of any optional living or death benefit riders that You have elected (perhaps significantly) and may cause termination. Advisory Fee Withdrawals in excess of the Advisory Fee Maximum Withdrawal Percentage could impact Your benefits, and would be determined by the appropriate proportional formula. Given the significant effect such deductions could have on Policy benefits, Owners are encouraged to discuss with their financial professionals the impact of deducting Advisory Fees from Policy Value prior to making any election. See Appendix - Advisory Fee Withdrawal Examples.
There will be no Excess Interest Adjustment on any of the following:
•	withdrawals or transfers of cumulative interest credited for that Guaranteed Period Option;
•	Nursing Care and Terminal Condition Waiver withdrawals;
•	transfers from a Dollar Cost Averaging fixed source;
•	withdrawals to satisfy any minimum distribution requirements;
•	systematic withdrawals, which do not exceed cumulative interest credited at the time of payment; and
•	the Stable Account as defined in the glossary.
Please note that in these circumstances You will not receive a higher Cash Value if interest rates have fallen nor will You receive a lower Cash Value if interest rates have risen.
The Excess Interest Adjustment may not be applicable for all policies.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any withdrawals or surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Policy Owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any withdrawal or surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•	Any withdrawal or surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the Annuity Commencement Date, which is the date Your Policy is Annuitized and annuity payments begin, Your annuity switches from the accumulation phase to the income phase. You can generally change the Annuity Commencement Date by giving us 30 days notice with the new date or age. Unless required by state law this date cannot be earlier than the third Policy anniversary. The latest Annuity Commencement Date generally cannot be later than the last day of the month following the month in which the Annuitant attains age 99 (earlier if required by state law).

Before the Annuity Commencement Date, if the Annuitant is alive, You may choose an Annuity Payment Option or change Your election. If the Annuitant dies before the Annuity Commencement Date, the death benefit is payable in a lump sum or under one of the Annuity Payment Options (unless the surviving spouse is eligible to and elects to continue the Policy). If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and any remaining guaranteed payment will be paid to the beneficiary as provided for in the annuity income option elected.
Your Policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy Value to an annuity option while keeping the remainder of Your Policy in force.
Unless You specify otherwise, the Owner will receive the annuity payments. After the Annuitant's death, the beneficiary You designate at Annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The Policy provides several Annuity Payment Options (also known as income options) that are described below. You may choose any combination of Annuity Payment Options. We will use Your Adjusted Policy Value to provide these annuity payments. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if annuity payments would be less than the amount specified in Your Policy.) We may require proof of life before making annuity payments.
In deciding on which Annuity Payment Option to elect, You must decide if fixed or variable payments are better for You. If You choose to receive fixed annuity payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable annuity payments. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The dollar amount of additional variable annuity payments will vary based on the investment performance of the Subaccount(s) You select. The dollar amount of each variable annuity payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the Assumed Investment Return of 3% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the Assumed Investment Return, the amount of the variable annuity payments would increase.
For example, assume the first monthly variable annuity payment is $500.00, further assume that the investment performance for the 1st month is an 8.00% annual rate of return, then the second monthly variable annuity payment would increase to $501.37. Conversely, if actual investment performance (net of fees and expenses) is lower than the Assumed Investment Return, the amount of the variable annuity payments would decrease. Continuing from the previous example, further assume that the investment performance for the 2nd month is a -2.00% annual rate of return, then the 3rd monthly variable payment would decrease to $498.88.
You must also decide if You want Your annuity payments to be guaranteed for the Annuitant's lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if You combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because You are guaranteed payments for a longer time).
A charge for premium taxes and an Excess Interest Adjustment may be made when annuity payments begin.
The Annuity Payment Options currently available are explained below. Some options are fixed only. You will not be able to withdraw any Cash Value after the Annuity Commencement Date.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No assets will remain at the end of the period. If Your Policy is a qualified Policy, this Annuity Payment Option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment. If Your Policy is a qualified Policy, this Annuity Payment Option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Life Income. You may choose between:
•	No Period Certain (fixed or variable) - Payments will be made only during the Annuitant's lifetime. The last annuity payment will be the payment immediately before the Annuitant's death. If You choose this option and the Annuitant dies before the due date of the first annuity payment no payments will be made.

•	10 Years Certain (fixed or variable) - Payments will be made for the longer of the Annuitant's lifetime or ten years.
•	Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the Annuitant's lifetime or until the total dollar amount of annuity payments we made to You equals the Annuitized amount (i.e., the Adjusted Policy Value less premium tax, if applicable).
Joint and Survivor Annuity. You may choose:
•	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of Your selection. Annuity payments will be made as long as either person is living. If You choose this option and both joint Annuitants die before the due date of the first annuity payment no payments will be made.
•	10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.
Other Annuity Payment Options may be arranged by agreement with us. Some Annuity Payment Options may not be available for all policies, all ages or we may limit certain Annuity Payment Options to ensure they comply with the applicable tax law provisions.
NOTE CAREFULLY
IF:
•	You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	the Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
•	we may make only one (two, three, etc.) annuity payments.
IF:
•	You choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must Annuitize Your Policy no later than the maximum Annuity Commencement Date specified in Your Policy (earlier for certain distribution channels) or a later date if agreed to by us. If You do not elect an Annuity Payment Option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default Annuitization is a variable payout option, then annuity units will be purchased proportionally based off Your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits and living benefits) terminate upon Annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
Please Note: If You Annuitize before the maximum Annuity Commencement Date, the payments You receive under the Annuity Payment Options may be less than the guaranteed minimum payments You are entitled to under a GLWB rider (if elected). Please consult Your financial professional about the advisability of Annuitization before the maximum commencement date and the Annuity Payment options available to You.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
“Base Policy” Death Benefit	Pays base death benefit generally equal to the greatest of Policy Value, Cash Value plus positive Excess Interest Adjustment and Fixed Account portion of minimum required Cash Value plus the Separate Account portion of the Policy Value.	Standard	No Charge	• Death benefit terminates without value upon Annuitization.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.
Return of Premium Death Benefit	Pays minimum death benefit equal to total premium payments (less withdrawals).	Optional	0.10% annually of average Separate Account Value	• Not available if You or Annuitant is 86 or older on Policy Date.
• Must allocate 100% of Policy Value to designated investment options.
• Withdrawals can significantly reduce benefit value or terminate benefit.
• Cannot change death benefit once elected.
• Terminates upon Annuitization.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Annual Step-Up Death Benefit	Pays death benefit equal to highest Policy Value on Policy Date or on any Policy Anniversary prior to Annuitant’s 81st birthday (adjusted for premium payments and withdrawals).	Optional	0.40% annually of average Separate Account Value	• Not available if You or Annuitant is 76 or older on Policy Date.
• Must allocate 100% of Policy Value to designated investment options.
• Withdrawals can significantly reduce benefit value or terminate benefit.
• Cannot change death benefit once elected
• ”Step-Up” ends on Policy Anniversary prior to Your 81st birthday.
• Terminates upon Annuitization
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.
Additional Death DistributionSM (no longer available)	Pays an additional death benefit amount based on any rider earnings, since the rider was issued.	Optional	0.25% annually of the Policy Value	• Available for issue ages through 75 and younger.
• Not available to Inherited IRAs
• Available only with Return of Premium Death Benefit or Annual Step-Up Death Benefit and subject to same Investment Restrictions
• Additional benefit amount varies by issue age.
• Terminates upon Annuitization.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Additional Death Distribution+SM (no longer available)	Pays an additional death benefit amount that varies depending on time elapsed since rider date.	Optional	0.55% annually of the Policy Value	• Available only for issue ages 75 and younger
• Not available to Inherited IRAs
• Available only with the Return of Premium Death Benefit or Annual Step-Up Death Benefit, and subject to the same Investment Restrictions.
• Additional benefit amount during first five years after rider date equal to sum of all rider fees paid since rider date, after five years, benefit equal to percentage of rider benefit base.
• Terminates upon Annuitization.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.
Nursing Care and Terminal Condition Waiver	Waives Surrender Charges and Excess Interest Adjustments if You or Your spouse are confined to a nursing home or have terminal illness.	Standard	No charge	• Withdrawals are subject to a $1,000 minimum. • Qualifying conditions related to nursing home stay and terminal illness.
Unemployment Waiver	Waives Surrender Charges and Excess Interest Adjustments if You or Your spouse become unemployed due to involuntary job termination or lay-off.	Standard	No charge	• Qualifying conditions related to job termination and job history.
• Must be unemployed for a certain period of time prior to taking withdrawal, be receiving unemployment benefits, and have $5,000 minimum in Cash Value.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Program	Allows You to automatically make transfers into one or more Subaccounts.	Standard	No charge	• Traditional – A minimum of $500 per transfer is required.
• Minimum and maximum number of transfers.
• Special – Limited to six month or twelve month transfer program and only available for new premium payments.
Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	• Does not include any amounts allocated to the Fixed Account
Systematic Payout Option	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No Charge	• Subject to $40 minimum withdrawals.
• Systematic withdrawals in excess of cumulative interest credited from guaranteed period options may be subject to Excess Interest Adjustment.
• Systematic withdrawals in excess of remaining Surrender Charge Free Amount may be subject to Surrender Charge.
• Systematic withdrawals can significantly reduce benefit value or terminate benefit.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Transamerica Principal OptimizerSM Rider	Provides both a Guaranteed Lifetime Withdrawal Benefit and a Guaranteed Minimum Accumulation Benefit.	Optional	2.50% annually of the Rider Fee Basis	• Cannot be added to a Policy with another active Guaranteed Minimum Living Benefit or Guaranteed Minimum Income Benefit Rider, or with Inherited IRA policies.
• Available for annuitant younger than age 86.
• Must allocate a certain percentage of the Policy Value to the stable account, the select investment options and the flexible investment options.
• Guaranteed minimum accumulation portion of benefit applies only if rider is held for the waiting period You elect (7 or 10 years).
• Rider withdrawal amount under guaranteed minimum withdrawal equal to the withdrawal base multiplied by the withdrawal percentage.
• Excess withdrawals could significantly reduce or terminate benefit.
• Benefit terminates upon Annuitization.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Retirement Income Max® 1.2 Rider (no longer available)	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	2.50% annually of the Withdrawal Base	• Cannot be added to a Policy with another active Guaranteed Minimum Living Benefit or Guaranteed Minimum Income Benefit Rider, or with Inherited IRA policies.
• Available for Owner/Annuitant issue ages of 0-85.
• Joint Life options available subject to certain restrictions and differences, including right to charge higher fee and provide lower annual withdrawal amounts.
• Rider fees subject to increase (or decrease) at time of any automatic step-up of withdrawal base.
• Policy Value must be allocated to designated investment options.
• Excess withdrawals may significantly reduce or terminated the benefit.
• Terminates upon Annuitization.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Retirement Income Choice 1.7 Rider (no longer available)	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59. Also provides death protection and/or long-term care for an additional fee.	Optional	2.50% annually of the Withdrawal Base
Death Benefit Rider to base benefit: 0.55% annually (Single Life) or 0.50% annually (Joint Life), of Withdrawal Base.
Income Enhancement Option: 0.45% annually (Single Life) or 0.65% annually (Joint Life) of Withdrawal Base.
If qualifications are met, the Income Enhancement Option increases the income benefit percentage by 50%.	• Cannot be added to a Policy with another active Guaranteed Minimum Living Benefit or Guaranteed Minimum Income Benefit Rider, or with Inherited IRA policies.
• Available for Owner/Annuitant issue ages of 0-85.
• Joint Life options available subject to certain restrictions and differences, including right to charge higher fee and provide lower annual withdrawal amounts.
• Rider fees subject to increase (or decrease) at time of any automatic step-up.
• Policy Value must be allocated to designated investment options.
• Excess withdrawals could significantly reduce or terminate the benefits.
• The Income Enhancement Option subject to qualifying conditions, including conditions related to the hospital and/or nursing home stay.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Transamerica Income EdgeSM 1.2 Rider	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	2.50% annually of Withdrawal Base	• Cannot be added to a Policy with another active Guaranteed Minimum Living Benefit or Guaranteed Minimum Income Benefit Rider, or with Inherited IRA policies.
• Available for Owner/Annuitant issue ages of 0-85.
• Joint Life options available subject to certain restrictions and differences, including right to charge higher fee and provide lower annual withdrawal amounts.
• Rider fees subject to increase (or decrease) at time of any automatic step-up.
• Policy Value must be allocated to designated investment options.
• Excess withdrawals could significantly reduce or terminate the benefits.
• If Policy Owner elects to pay advisory fees from their policy, then this deduction will reduce death benefits and other guaranteed benefits, may be subject to federal and state income taxes and may be subject to a 10% federal penalty tax.
DEATH BENEFIT
We will pay a death benefit to Your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an Annuity Payment Option (if You pick a variable Annuity Payment Option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on  our claims-paying ability. No death benefit will be payable upon or after the Annuity Commencement Date. Please note that there is a mandatory Annuity Commencement Date. See ANNUITY PAYMENTS (THE INCOME PHASE) section in this prospectus.
We will determine the amount of and process the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the Death Proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the Separate Account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the Policy Value in the Separate Account to the money market Subaccount after the death of the Annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the Annuitant's death (satisfactory evidence may include a certified death certificate).
When We Pay A Death Benefit
We will pay a death benefit IF:
•	You are both the Annuitant and sole Owner of the Policy; and
•	You die before the Annuity Commencement Date.
We will pay a death benefit to You (Owner) IF:
•	You are not the Annuitant; and
•	the Annuitant dies before the Annuity Commencement Date.
Please note: If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit (i.e., the surviving Owner(s) takes the place of any beneficiary designation).
If the designated beneficiary receiving the death benefit is the surviving spouse of the Owner, then he or she may elect, if eligible, to continue the Policy as the new Annuitant and Owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation.
When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
•	You are the Owner but not the Annuitant; and
•	You die prior to the Annuity Commencement Date.
Please note: If an Owner (who is not the Annuitant) dies before the Annuitant, the amount payable will be equal to the Cash Value. Distribution requirements apply upon the death of any Owner. Generally, upon the Owner's death (who is not the Annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
If an Owner (who is not the Annuitant) dies during the accumulation phase, the Cash Value will be paid to the person or entity first listed below who is alive or in existence on the date of that death:
•	any surviving Owner(s);
•	primary beneficiary(ies);
•	contingent beneficiary(ies); or
•	deceased Owner's estate.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the Annuity Commencement Date depends on the annuity income option.
IF:
•	You are not the Annuitant; and
•	You die on or after the Annuity Commencement Date; and
•	the entire guaranteed amount in the Policy has not been paid;
THEN:
•	the remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of Your death.

IF:
•	You are the Owner and Annuitant; and
•	You die after the Annuity Commencement Date; and
•	the Annuity Payment Option You selected did not have or no longer has a guaranteed period;
THEN:
•	no additional payments will be made.
Owner Death
If an Owner (who is not the Annuitant) dies during the accumulation phase, the Cash Value will be paid to the person or entity first listed below who is alive or in existence on the date of that death:
•	any surviving Owner(s);
•	primary beneficiary(ies);
•	contingent beneficiary(ies); or
•	deceased Owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse of the deceased, upon the Owner's or the Annuitant's death, the beneficiary may elect to continue the Policy in his or her own name. Upon the Annuitant's death if such election is made, the Policy Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Annuitant. Any excess of the death benefit amount over the Policy Value will be allocated to each applicable Investment Option in the ratio that the Policy Value in the Investment Option bears to the total Policy Value. The terms and conditions of the Policy that applied prior to the Annuitant's death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the Policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant's social security number at the time of claim, she or he shall be treated as the Owner/Annuitant's spouse. In those circumstances, the Owner/Annuitant's spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant's spouse is the sole primary beneficiary of the Annuitant's interest in such account, the Annuitant's spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
Amount of Death Benefit
Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, You choose when You buy the Policy. The “base Policy” death benefit will generally be the greatest of:
•	the Policy Value on the date we receive the required information in good order at our Administrative Office;
•	the Cash Value on the date we receive in good order the required information at our Administrative Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment);
•	the Fixed Account portion of the minimum required Cash Value plus the Separate Account portion of the Policy Value, on the date we receive the required information in good order at our Administrative Office; and
•	the guaranteed minimum death benefit (if one was elected) on the date of death; plus premium payments, minus gross withdrawals, from the date of death to the date the death benefit is paid. Please see Appendix - Death Benefit for illustrative examples regarding death benefit calculations.
Please note: The death benefit terminates upon Annuitization.

Guaranteed Minimum Death Benefit
The guaranteed minimum death benefit terminates upon Annuitization and there is a mandatory Annuity Commencement Date. On the Policy application, You may choose the Annual Step-Up death benefit or the Return of Premium (age limitations may apply) for an additional fee. After the Policy is issued, You cannot make an election and the death benefit cannot be changed.
The guaranteed minimum death benefit (unless you choose the Annual Step-Up or Return of Premium death benefit) is equal to your Policy Value as of the date due proof of death is provided.
Annual Step-Up Death Benefit
Under this option, on each Policy anniversary prior to Your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that Policy Year. This “step-up” death benefit is equal to:
•	the largest Policy Value on the Policy Date or on any Policy anniversary prior to the earlier of the Annuitant's date of death or the Annuitant's 81st birthday; plus
•	any premium payments since the date of any Policy anniversary with the largest Policy Value; minus
•	any adjusted withdrawals (please see Appendix - Death Benefit) since the date of the Policy anniversary with the largest Policy Value to the date of death; minus
•	withdrawals from the date of death to the date the death benefit is paid.
The Annual Step-Up Death Benefit is not available if You or the Annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit. See ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES .
Designated Investment Options. If You elected the Annual Step-Up Death Benefit, You must allocate 100% of Your Policy Value to one or more of the designated Investment Options approved for the Annual Step-Up Death Benefit. See Appendix - Designated Investment Options for a complete listing of available Investment Options. Requiring that You designate 100% of Your Policy Value to the designated Investment Options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Please note:
•	You may transfer amounts among the designated Investment Options; however, You cannot transfer any amount to any other Subaccount if You elect this death benefit.
•	We have processes and procedures in place that will prevent allocation to a Subaccount that is not a designated Investment Option. These processes and procedures include restricting transfers requested by telephone and internet.
Please note:  You will not receive an optional guaranteed minimum death benefit if You do not choose one when You purchase Your Policy.
Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
•	total premium payments; minus
•	any adjusted withdrawals (please see Appendix - Death Benefit) as of the date of death; minus
•	withdrawals from the date of death to the date the death benefit is paid.
This benefit is not available if You or the Annuitant is 86 or older on the Policy Date. There is an extra charge for this death benefit. See ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES.
Designated Investment Options. If You elected the Return of Premium Death Benefit, You must allocate 100% of Your Policy Value to one or more of the designated Investment Options approved for the Return of Premium Death Benefit. See Appendix - Designated Investment Options for a complete listing of available designated options. Requiring that You designate 100% of Your Policy Value to the designated Investment Options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Please note:
•	You may transfer amounts among the designated Investment Options; however, You cannot transfer any amount to any other Subaccount if You elect this death benefit.

•	We have processes and procedures in place that will prevent allocation to a Subaccount that is not a designated Investment Option. These processes and procedures include restricting transfers requested by telephone and internet.
Please note:  You will not receive an optional guaranteed minimum death benefit if You do not choose one when You purchase Your Policy.
The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. Once You elect a death benefit and Your Policy is issued, Your death benefit cannot be changed and You will not be impacted by a decision to discontinue offering any particular guaranteed minimum death benefit to new sales.
Adjusted Withdrawal
When You request a withdrawal, Your guaranteed minimum death benefit will be reduced by an amount called the adjusted withdrawal. Under certain circumstances, the adjusted withdrawal may be more than the dollar amount of Your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. It is also possible that if a death benefit is paid after You have taken a withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted withdrawal amount is: adjusted withdrawal = amount of the withdrawal x (the current Death Proceeds prior to the withdrawal / Policy Value prior to the withdrawal).
We have included a detailed explanation of this adjustment with examples in the Appendix - Death Benefit. This is referred to as “adjusted withdrawal” in Your Policy. If You have a qualified Policy, minimum required distributions rules may require You to request a withdrawal.
Please note:  As discussed under OTHER INFORMATION - Distribution of Policies - Compensation to Investment Advisors and Broker-Dealers Selling the Policies, any fees that You pay Your selling firm are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value, may have tax consequences, may be included in the calculation of adjusted withdrawals, and may reduce the value of any optional living benefit rider that You have elected (perhaps significantly) and may cause termination.  See Appendix - Advisor Fee Withdrawal Examples.
Guaranteed Living Withdrawal Benefit Riders
Transamerica Principal OptimizerSM Rider
If You elect the Transamerica Principal OptimizerSM rider identified below, which provides certain guaranteed benefits, the Company requires a certain percentage of Your Policy Value to be allocated to the Stable Account, with the remainder to be allocated to the select Investment Options and flexible Investment Options. One of more of the select Investment Options and flexible Investment Options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit Your participation in market gains; this may conflict with Your investment objectives by limiting Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. The Company’s requirement to invest in accordance with the required allocations, which may include volatility control strategies, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to allocate to Subaccounts that invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy Value and the benefits under the Transamerica Principal OptimizerSM rider. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other Investment Options are available under the Transamerica Principal OptimizerSM rider that do not invest in underlying fund portfolios that utilize volatility control strategies.

Transamerica Principal OptimizerSM - Summary
You may elect to purchase the optional Transamerica Principal OptimizerSM rider which provides You with both a Guaranteed Lifetime Withdrawal Benefit and a Guaranteed Minimum Accumulation Benefit. The Transamerica Principal OptimizerSM rider is only available during the accumulation phase and requires that You allocate a certain percentage of Your Policy Value to the Stable Account and to select Investment Options and flexible Investment Options, some of which are designed to help manage our risk and support the guarantees under the rider. The maximum issue age may be lower if required by state law. If You elect the Transamerica Principal OptimizerSM rider You cannot elect the Retirement Income Max ® 1.2, Retirement Income Choice ® 1.7 or the Transamerica Income EdgeSM 1.2 riders. The tax rules for qualified policies may limit the value of this rider. Please Note: There are Investment Restrictions associated with this benefit that can limit participation in market gains. Withdrawals taken in excess of the prescribed limits (rider withdrawal amount) will reduce the amount of the benefit and may eliminate the benefit altogether, if the amount of the excess withdrawal exceeds the Policy Value at the time of the withdrawal. The fee for the rider will not be reduced for any investment losses to Policy Value and, in fact, may be increased if there are withdrawals taken in excess of the rider withdrawal amount. Withdrawals taken while the Policy Value is greater than zero are withdrawals of the Owner’s own money (not the Company’s). Please consult a qualified financial professional before electing the Transamerica Principal OptimizerSM rider for a qualified Policy.
Please Note: This rider may not be issued to or added to Inherited IRAs (whether a qualified stretch or a 10-year delay) or a nonqualified annuity under which death benefits are being distributed under a nonqualified stretch withdrawal option. The benefits under the Transamerica Principal OptimizerSM rider are based on our claims-paying ability.
The Transamerica Principal OptimizerSM rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales, which includes new sales to existing policyowners. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
If You elect the Transamerica Principal OptimizerSM rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, as specified in the applicable Rate Sheet Prospectus Supplement. Transfers to and from the Stable Account are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options, will be deducted on a pro-rata basis from each Investment Option You have allocated to. If You do not wish to maintain the required allocation percentages for the Investment Options, the rider must be terminated, subject to the termination restrictions and requirement of the rider, prior to making any transfer. Additional detail regarding the required allocation is provided in the Transamerica Principal OptimizerSM - Required Allocations section, below.
You should view the Transamerica Principal OptimizerSM rider as a way to permit You to invest in variable Investment Options while still having Your Policy Value and liquidity protected to the extent provided by the Transamerica Principal OptimizerSM rider.
Please note:
•	You do not have any protection under the Guaranteed Minimum Accumulation Benefit unless You hold the Policy with the rider until the end of the applicable waiting period (10 or 7 years).
•	The longer You wait to start making withdrawals under the benefit, the less time You have to benefit from the Guaranteed Lifetime Withdrawal Benefit due to the decreasing life expectancy as You age. On the other hand, the longer You wait to begin making withdrawals, the higher Your withdrawal percentage may be, and the more opportunities You will have to lock in a high withdrawal base. Withdrawals will decrease the guarantees provided by the Guaranteed Minimum Accumulation Benefit. You should carefully consider when to begin making withdrawals. There is a risk that You will not begin making withdrawals at the most financially beneficial time for You.
•	All Policy Value must be allocated to the select and flexible Investment Options and the Stable Account, subject to specified allocation percentages as provided in the Rate Sheet Prospectus Supplement. You should consult with Your financial advisor to assist You in determining whether these Investment Options and required allocations are suited for Your financial needs and risk tolerance.
•	You will begin paying the rider charge as of the date the rider takes effect, even if You do not begin taking withdrawals for many years, or ever. We will not refund the charges You have paid under the rider if You never choose to take withdrawals and/or if You never receive any payments under the rider.

•	We have designed this rider for You to take withdrawals each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if You plan to take withdrawals in excess of the rider withdrawal amount(including withdrawals to pay advisory fees), because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
•	Because the Guaranteed Lifetime Withdrawal Benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for You if You do not foresee a need for liquidity and Your primary objective is to take the maximum advantage of the tax deferral aspect of the Policy.
•	Any withdrawal in any rider year that is in excess of the rider withdrawal amount is an excess withdrawal. The rider year begins on the rider date and thereafter on each rider anniversary.
•	An excess withdrawal will impact the withdrawal base on a greater than dollar-for-dollar basis when the Policy Value, after the rider withdrawal amount is withdrawn, is less than the rider withdrawal base and may eliminate the benefits. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders.
•	Upon receiving due proof of death of the Annuitant (or the death of the surviving spouse if the joint option is elected), the Transamerica Principal OptimizerSM rider terminates and all benefits thereunder cease.
•	You may terminate the rider by providing Written Notice to us requesting termination during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter. See Termination section, below.
•	If Your Policy Value reaches zero, the Company may require satisfactory evidence a person is alive if a payment is based on that person being alive. For example, a notarized letter may be provided as satisfactory evidence a person is living.
•	The tax rules for qualified policies may limit the value of this rider. Please consult a qualified financial professional before electing the Transamerica Principal OptimizerSM rider for a qualified Policy.
•	Withdrawals up to the rider withdrawal amount are not subject to an Excess Interest Adjustment.
Like all withdrawals, withdrawals up to the rider withdrawal amount, while this rider is in effect also:
•	reduce Your Policy Value by the amount of the withdrawal;
•	reduce Your base Policy death benefit and other benefits;
•	reduce the Guaranteed Minimum Accumulation Benefit;
•	may be subject to income taxes and federal tax penalties (see TAX INFORMATION); and
•	may be limited or restricted under certain qualified policies. (See TAX INFORMATION - Qualified Policies and TAX INFORMATION - Optional Living Benefits).
Transamerica Principal OptimizerSM - Guaranteed Minimum Accumulation Benefit
If You elect the Transamerica Principal OptimizerSM rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable Investment Options You select. The level of protection under the Guaranteed Minimum Accumulation Benefit may not be 100% of Your premium payments and is only in effect for the term of the elected option.
Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten, or seven years after You elect the rider, depending on the waiting period elected), Your Policy Value will at least equal Your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the Policy) is equal to the Policy Value multiplied by the protection level percentage of the elected waiting period. After the rider date (up to and including the guaranteed future value date) the guaranteed future value is equal to:
•	the guaranteed future value on the rider date; plus
•	a percentage of subsequent premium payments (as described below); multiplied by
•	the protection level percentage; less
•	subsequent adjusted withdrawals (as described below).
Unless an optional reset is chosen, after the guaranteed future value date, the guaranteed future value equals zero and there will be no guaranteed future value adjustment.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:
	10 Year	7 Year
During Rider Year	Percent of subsequent premiums added to guaranteed future value	Percent of subsequent premiums added to guaranteed future value
1	100%	100%
2	90%	90%
3	80%	80%
4	70%	70%
5	60%	60%
6	50%	50%
7	50%	0%
8	50%
9	50%
10	0%
Guaranteed Future Value Adjusted Withdrawals. If You take a withdrawal, even withdrawals under the Guaranteed Lifetime Withdrawal Benefit, it will reduce Your guaranteed future value. The amount of the reduction is referred to as the adjusted withdrawal amount, which will be equal to the greater of:
•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the Policy Value resulting from the gross withdrawal; or
•	the gross withdrawal amount.
(The gross withdrawal amount is the amount You request.)
In other words, if Your Policy Value is greater than the guaranteed future value at the time You take a withdrawal, then Your guaranteed future value is reduced by the same amount we reduce Your Policy Value. However, if Your Policy Value is less than the guaranteed future value at the time You take a withdrawal, then Your guaranteed future value will be reduced by more than the amount by which we reduce Your Policy Value.
See the Appendix – Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross withdrawal.
Guaranteed Minimum Accumulation Benefit. After the waiting period (ten years or seven years after You elect the rider, depending on the waiting period elected), and on the guaranteed future value date, if the Policy Value is less than the guaranteed future value, we will calculate an amount equal to the difference between Your Policy Value (the Policy Value will then be subject to investment risk) and the guaranteed future value, and this amount will be added on the guaranteed future value date. This addition will not be considered premium and will not increase Your withdrawal base or any other Policy benefits. After the guaranteed future value date, the guaranteed future value will be zero, unless an optional reset is elected.
Example. Assume You are age 65 and make a single premium payment of $100,000, the guaranteed future value is $100,000 and the protection level percentage is 100%. You do not take any withdrawals or add any additional premium payments. If, on the guaranteed future value date, Your Policy Value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000 x 100% - $90,000) to Your Policy Value.
Optional Reset. On each rider anniversary, up to and including the rider anniversary on or following the Annuitant’s (or the Annuitant’s spouse’s, if older and the joint life option is elected) 85th birthday You may elect to reset the guaranteed future value date and the guaranteed future value once each rider year. Upon optional reset, the waiting period originally elected (ten years or seven years) will begin from the most recent rider anniversary. The guaranteed future value will be set to equal the Policy Value multiplied by the protection level percentage as of the date the reset election is processed.

Your request must be received, in a manner acceptable to us, no later than 30 days following the most recent rider anniversary. The optional reset does not require termination of the existing rider. The existing rider will continue with the same rider effective date and features.
At the time of an optional reset the protection level percentage may be changed, but will never be less than the minimum protection level percentage disclosed. Additionally, the rider fee percentage may be changed at the time of an optional reset, but the fee percentage will never be more than the maximum fee percentage in effect when the rider was elected.
The optional reset will only impact the Guaranteed Minimum Accumulation Benefit and does not impact the Guaranteed Lifetime Withdrawal Benefit or any other values of the Policy.
You have the right to revoke an optional reset within 30 days following the date on which the optional reset was effective, if the rider fee percentage increases beyond the rider fee percentage immediately prior to the rider anniversary, or the protection level percentage decreases. If You revoke an optional reset, You must notify us in a manner acceptable to us, however, You will remain eligible for future optional resets. If an optional reset is revoked, the guaranteed future value date, guaranteed future value, rider fee percentages and protection level percentages will be reversed to the values and dates that were in effect for Your rider immediately prior to the election of the optional reset.
Example. Assume You are age 65 and make a single premium payment of $100,000 on January 31st of the current year with a 10 year waiting period. The guaranteed future value date will be set to 10 years from that date and the guaranteed future value is $100,000 assuming a protection level percentage is 100%. On the first rider anniversary, Your Policy Value has increased to $110,000 and You choose an optional reset. This results in a new guaranteed future value date 10 years from the date of the optional reset and a new guaranteed future value of $110,000 assuming the protection level percentage remains at 100%.
Please note: You do not have any protection under the Guaranteed Minimum Accumulation Benefit unless You hold the Policy with the rider until the end of the applicable waiting period. If You think that You may terminate the Policy or elect to start receiving annuity payments (or if You must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in Your best interests.
Transamerica Principal OptimizerSM - Guaranteed Lifetime Withdrawal Benefit
If You elect the Transamerica Principal OptimizerSM rider, You can receive up to the rider withdrawal amount each rider year. Such rider withdrawal amounts will first be made as withdrawals from Your Policy Value (excluding the Stable Account until other Investment Options are depleted of value). If Your Policy Value goes to zero by other than an excess withdrawal, rider withdrawal amounts will continue as payments from us. Rider withdrawal amounts may begin the rider year immediately following the Annuitant’s (or the Annuitant’s spouse if younger and the joint life option is elected) attainment of the minimum benefit age, and may last until the Annuitant’s (or surviving spouse’s if joint life option is elected) death unless Your withdrawal base is reduced to zero because of an “excess withdrawal.” See Withdrawal Base Adjustments section below for more information. A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage that is used to determine Your rider withdrawal amount and required allocations will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Of course, You can always withdraw an amount up to Your Cash Value pursuant to Your right under the Policy although withdrawals that are excess withdrawals will reduce Your withdrawal base and future GLWBs. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
Transamerica Principal OptimizerSM - Rider Withdrawal Amount
You can withdraw up to the rider withdrawal amount in any rider year (after attainment of the minimum benefit age) from Your Policy without causing an excess withdrawal. See Withdrawal Base Adjustments below.
The rider withdrawal amount is zero if the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has not attained the minimum benefit age on the rider date and remains zero until the first day of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age. On the first day of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage. See applicable Rate Sheet Prospectus Supplement for the applicable minimum benefit age and withdrawal percentages.

For qualified policies: If the plan participant (generally the Annuitant) attains age 72 (or age 70½ if the Annuitant attained 70½ before 1/1/2020), the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
•	the rider withdrawal amount described above; or
•	an amount equal to any minimum required distribution amount, if any. For riders added on the Policy Date, the minimum required distribution during the first rider year is based on the initial premium (initial premium could include premium from transfers received after the Policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the Policy to which the rider is attached was in force on December 31st of the previous year, the minimum required distribution for the first rider year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the Policy to which the rider is attached was not in force on December 31st of the previous year, the minimum required distribution for the first rider year is based on the Policy Value on the rider date. The minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:
a.	the Policy to which this rider is attached is a tax-qualified Policy for which the IRS minimum required distributions are required,
b.	the minimum required distributions do not start prior to the Annuitant’s attained age of 72 (or age 70½ if the Annuitant attained 70½ before 1/1/2020),
c.	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,
d.	the minimum required distributions are based on age of the living Annuitant. The minimum required distributions cannot be based on the age of someone who is deceased,
e.	the minimum required distributions are based only on the Policy to which this rider is attached,
f.	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered, and
g.	If an excess withdrawal is taken in the previous rider year, the minimum required distribution will not be used in calculating the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will be treated as an excess under the rider.
If any of the above are not true, then the minimum required distribution is equal to zero and it is not available as a rider withdrawal amount.
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If Your Policy Value reaches zero:
•	by means other than an excess withdrawal, then You cannot make premium payments and all other Policy features, benefits and guarantees (except those provided by this rider) are terminated. If Your Policy Value reaches zero by other than an excess withdrawal, and the rider remains in force, we will, unless otherwise instructed, make payments using the current payment instructions on file with us that are equal to the rider withdrawal amount divided by the frequency of payments. If the Annuitant (or younger of Annuitant or Annuitant’s spouse if the joint option is elected) has attained the minimum benefit age and a systematic payout option is not active at the time the Policy Value equals zero, a payment will be established. Unless instructed otherwise, the default frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your Policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the minimum benefit age has not been attained, payments will begin on the rider anniversary following the attainment of the minimum benefit age. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed. Furthermore, any remaining minimum required Cash Value will be paid on the later of the Annuitant’s or the Annuitant’s spouse’s death.
•	due to an excess withdrawal, then Your Policy will terminate resulting in the termination of this rider. An excess withdrawal that does not cause Your Policy Value to equal zero will not terminate the rider.
Please note:
•	If the rider is added prior to the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) attaining the minimum benefit age, the rider withdrawal amount will be zero until the beginning of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age, however, You will still be charged a rider fee upon electing the rider.
•	Any amount withdrawn in a rider year in excess of the rider withdrawal amount is an excess withdrawal.

•	The rider year begins on the rider date and thereafter on each rider anniversary.
•	You cannot carry over any portion of Your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if You do not take the entire rider withdrawal amount during a rider year, You cannot take more than the rider withdrawal amount in the next rider year and maintain the riders’ guarantees.
•	We will not refund charges that have been paid up to the point of terminating the Policy or receiving annuity payments.
•	Excess withdrawals may cause You to lose the benefit of the rider.
•	The select and flexible Investment Options may be changed by us in the future. Any changes to investment allocation requirements will not affect existing Policy Owners with an active rider.
Withdrawals under the Guaranteed Lifetime Withdrawal Benefit also:
•	reduce Your Policy Value;
•	reduce the guaranteed future value;
•	reduce Your death benefit and other benefits;
•
•	may be subject to income taxes and federal tax penalties (See TAX INFORMATION).
Rate Sheet Prospectus Supplement
The rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages are disclosed in the Rate Sheet Prospectus Supplement. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
The rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new Policy application process: In order to receive the applicable rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages, Your application must be signed while the Rate Sheet Prospectus Supplement is effective, we must receive Your completed application within 7 calendar days from the date that the supplement is no longer effective, and the Policy must be funded within 60 calendar days from the date that the supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the Policy with the applicable rates in effect at that time.
For riders issued to existing Policy Owners: In order to receive the applicable rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages age, Your rider election form must be signed and received in good order while the Rate Sheet Prospectus Supplement is in effect. If Your rider election form is received in good order after the Rate Sheet Prospectus Supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.
Transamerica Principal OptimizerSM – Withdrawal Percentage
We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the Annuitant’s age (or the Annuitant's spouse's age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the Annuitant’s (or the Annuitant's spouse's if younger and the joint life option is elected) attainment of the minimum benefit age.
The withdrawal percentage is disclosed in the Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: Once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and You had crossed into another age band prior to the automatic step-up, see Automatic Step-Up section below.

Transamerica Principal OptimizerSM – Withdrawal Base
We use the withdrawal base to calculate the rider withdrawal amount and the rider fee. The withdrawal base on the rider date is the Policy Value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
On each rider anniversary, the withdrawal base will equal the greatest of:
1. the current withdrawal base;
2. the Policy Value on the rider anniversary; and
3. the highest Policy Value in the previous year based on the valuation frequency. (see Automatic Step-Up below).
Item 3 above will be zero if there have been any excess withdrawals in the current rider year.
See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders which illustrates the hypothetical example of the withdrawal base calculation.
Please note:
•	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
•	Your withdrawal base is not a Cash Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Subaccount, and it is not a guarantee of Policy Value.
•	Because the withdrawal base is generally equal to the Policy Value on the rider date, the rider withdrawal amount may be lower if You delay electing the rider and the Policy Value decreases before You elect the rider.
Transamerica Principal OptimizerSM – Automatic Step-Up
On each rider anniversary the rider will receive an automatic step-up if the withdrawal base is set equal to item 2 or 3 from Transamerica Principal OptimizerSM – Withdrawal Base section above. If neither value is greater than the current withdrawal base no automatic step-up will occur. If the withdrawal percentage has been established due to a previous withdrawal, the withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will increase if You have crossed into another age band prior to the automatic step-up. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
On each rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, You have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that You do so within 30 days after the rider anniversary on which the automatic step-up occurred. Changes as a result of the automatic step-up feature will be reversed. We must receive Your rejection (each time You elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any automatic step-up that You opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
Transamerica Principal OptimizerSM – Withdrawal Base Adjustments
Cumulative gross withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the Policy Value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the Policy Value when the Policy Value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the Policy Value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the Policy Value is less than the withdrawal base.

Please Note: You retain all responsibility for monitoring excess withdrawals. If You take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because Your regular or scheduled withdrawals may thereafter all be excess withdrawals that reduce or eliminate Your benefit on an accelerated basis.
Example. Assume You are the Owner and Annuitant and You make a single premium payment of $100,000 when You are 66 years old. Further assume that You do not take any withdrawals or add any additional premium payments, and no automatic step-ups occurred, but that after six years Your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $6,000 each rider year for the rest of Your life based on an assumed withdrawal percentage of 6.0% for the single life option multiplied by an assumed withdrawal base of $100,000 and assuming that:
•	You take Your first withdrawal when You are age 72;
•	You do not withdraw more than the rider withdrawal amount in any one year; and;
•	there are no future automatic step-ups.
Example continued. Assume the same facts as above, but You withdraw $10,000 when You are 72 years old. That excess withdrawal decreases Your future rider withdrawal amount to $5,714.
Because the withdrawal ($10,000) is in excess of the rider withdrawal amount ($6,000) it impacts the withdrawal base on a greater than dollar-for-dollar basis.
Adjusted Withdrawal = Excess Withdrawal Amount * Withdrawal Base prior to the withdrawal / Policy Value after the Rider Withdrawal Amount but prior to the Excess Withdrawal Amount.
Excess withdrawal amount $10,000 - $6,000 = $4,000
Withdrawal base = $100,000
Policy Value after the rider withdrawal amount but prior to the excess withdrawal amount $90,000 - $6,000 = $84,000
Adjusted withdrawal = $4,000 * $100,000 / $84,000 = $4,761.90
New withdrawal base $100,000 - $4,761.90 = $95,238.10
New rider withdrawal amount $95,238.10 * 6% = $5,714.29
See the Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
Transamerica Principal OptimizerSM – Required Allocations
If You elect this rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, in accordance with the percentages specified in the Required Allocations for Premium Payments table contained in the Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). After the rider date, the allocation of all subsequent premium payments must also comply with the required allocations for premium payments table contained in the Rate Sheet Prospectus Supplement.
In addition, if You elect this rider, any transfers to and from the select Investment Options and the flexible Investment Options must comply with the required allocation percentages for rebalancing specified in the Rate Sheet Prospectus Supplement in effect at the time You elect this rider. Any transfers to and from the select Investment Options and flexible Investment Options will be validated using the prior day’s Policy Values to ensure compliance with the required allocation percentages for rebalancing at the time of the request. Transfer requests that do not comply with the required allocation percentages for rebalancing will be deemed not in good order. Changes in Policy Values due to market movements on other dates will not be treated as a violation of the required allocations.
Transfers to and from the Stable Account (described below) are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options will be deducted on a pro-rata basis. If You do not wish to maintain the applicable required allocation percentages, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. The rider will terminate on the date we receive Written Notice from You requesting termination if such notice is received by us during the 30 days following the fifth rider anniversary or any fifth rider anniversary thereafter.
Enrollment in dollar cost averaging is not available while this rider is in effect.
The Stable Account. The Stable Account is a Fixed Account option under Your Policy. Premium payments allocated and amounts transferred to the Stable Account become part of our general account. Interests in the general account have not been registered under the 1933 Act, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

Allocations applied to the Stable Account will be credited interest based on a fixed rate. The interest rates will be applied in increments of at least one year measured from each premium payment date and will automatically renew and remain in the Stable Account. The interest credited to the Stable Account will not be less than the guaranteed minimum effective annual interest rate shown on Your rider pages (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum.
Withdrawals, surrenders, or transfers (upon termination) from the Stable Account will not be subject to an Excess Interest Adjustment.
Upon termination of the rider, all amounts in the Stable Account will be transferred to the money market Subaccount available under Your Policy and no additional premium payments will be allowed into the Stable Account. Owners are permitted to provide instructions as to the allocation of the Stable Account proceeds contained in the money market Subaccount to one or more Subaccounts, but such instructions will not be effective prior to the Business Day after rider termination.
We guarantee that upon full surrender Your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable state nonforfeiture law at the time the Policy is issued.
Select and Flexible Investment Options. As described above, if You elect this rider, You must allocate a certain percentage of Your premium payments and Policy Value to the available flexible Investment Options and select Investment Options. A complete listing of Investment Options designated as flexible Investment Options and select Investment Options appears in the “Appendix – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Investment Options”. You will be notified if there are changes made to the Investment Options within the designated group. Requiring that You allocate a certain percentage of Your premium payments and Policy Value to the designated Investment Options, some of which invest in underlying fund portfolios that employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Rebalancing. While this rider is effective, quarterly rebalancing is required and will take place at the end of each rider quarter on the same date Your rider fee is deducted. If the day rebalancing takes place is not a Business Day, the value of the Accumulation Units redeemed or purchased due to rebalancing will be determined as of the next Business Day. We will automatically transfer amounts among Subaccounts according to the most recent rebalancing allocation instructions on file that comply with the required allocations for rebalancing. On the rider date, Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instructions for new premium payments.
You will be notified in writing that the required rebalance has been set up, and what the calculated rebalance allocation percentages are prior to the first quarter rebalancing. You may request changes to Your rebalancing allocation instructions before the prior instructions are implemented if we receive notice of Your request in good order prior to the close of the New York Stock Exchange on the day the rebalance is processed. Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instruction for new premium payments. You may request changes to Your rebalancing allocation instructions while this rider remains effective as long as they comply with the required allocations for rebalancing. Rebalancing will not cease upon the request of any transfer.
See Appendix – Guaranteed Lifetime Withdrawal Benefit - Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimizerSM - Rebalancing Examples which illustrates the initial calculation of rebalancing allocation percentages as well as the rebalancing process.
Please note:
•	If You do not wish to maintain the required allocations, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. (See, Transamerica Principal OptimizerSM Rider – Termination, below.)
•	We can change the list of designated flexible and select investment groups at any time. Any changes to investment allocation requirements will not affect Policy Owners with an active rider.
•	If an underlying fund portfolio informs us that a portfolio will be liquidated or reorganized, we can eliminate the corresponding select or flexible Investment Option. If this occurs, You will be required to reallocate values in the affected Investment Option to other flexible and select Investment Options in order to meet the allocation requirements. We will provide notice to You if a select or flexible Investment Option will be eliminated and reallocation is required. If You do not provide us with new instructions in the time specified in our notice, we will move Your money in the affected option to the money market Subaccount to the extent permitted by applicable law.

Transamerica Principal OptimizerSM - Joint Life Option
If You elect the Transamerica Principal OptimizerSM rider, then You can also elect to postpone termination of the rider until the later of the Annuitant or Annuitant’s spouse’s death (only if the Annuitant’s spouse is eligible to and elects to continue the Policy, see TAX INFORMATION - Tax Status of a Nonqualified Policy - Distribution Requirements). If You elect the Joint Life option, then the withdrawal percentage used to calculate the rider withdrawal amount may be lower than under the single life option. The withdrawal percentage that is used to determine Your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. This option may not be permitted in the case of certain non-natural Owners. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: If You elect this option:
•	The withdrawal percentage for each “age at the time of the first withdrawal” may be lower if You elect the joint life option.
•	The rider fee may be greater if You elect the joint life option.
•	The Annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the Annuitant's spouse) must be either a joint Owner along with the Annuitant or the sole primary beneficiary (and there is no joint Owner). (Please see Spousal Continuation section for more detail regarding Annuitant's spouse).
•	A former spouse of the Annuitant cannot continue to keep the Policy in force if no longer married to the Annuitant at the time of the Annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	The Annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
•	The rider withdrawal percentage is based on the age of the younger of the Annuitant and Annuitant’s spouse.
•	The rider’s issue ages may vary if You elect this option.
Transamerica Principal OptimizerSM Fees
The rider fee is deducted at the end of each successive rider quarter, on the same day of the month as the rider date. If a day does not exist in a given month, the first day of the following month will be used. If a rider fee is deducted from a Subaccount on a day which is not a Business Day, the value of Accumulation Units redeemed will be determined as of the next Business Day. The rider fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee will be adjusted for additional premium payments, excess withdrawals and optional resets of the Guaranteed Future Value made during the rider quarter. The fee may also be adjusted for non-excess withdrawals made during the rider quarter. It will be deducted automatically from the flexible Investment Options and the select Investment Options on a pro rata basis at the end of each rider quarter. After those Investment Options are depleted of value, the rider fee will be deducted from the Stable Account.
The rider fee percentage may change after the first rider anniversary due to an automatic step-up or election of the optional reset. Your rider fee may increase (or decrease) at the time of any automatic step-up or optional reset. See Automatic Step-Up or Optional Reset sections. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee percentage will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
For riders issued as part of the new Policy application process: In order for the rider percentage fee disclosed in the applicable Rate Sheet Prospectus supplement to apply Your application must be signed on or after the date set forth in the applicable Rate Sheet Prospectus Supplement and must be received in good order within 7 calendar days and funded within 60 calendar days from the date the Rate Sheet Prospectus Supplement is no longer in effect.
For riders issued to existing Policy Owners: In order for the rider fee percentage disclosed in the application Rate Sheet Prospectus Supplement to apply Your rider election form must be signed and received while the applicable Rate Sheet Prospectus Supplement is in effect.
You should not elect this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at (800)525-6205 to receive a Rate Sheet Prospectus Supplement applicable to You.
On an annual basis, in general terms, the rider fee is the rider fee percentage multiplied by the rider fee basis. The rider fee basis is the greater of the withdrawal base and the guaranteed future value. Specifically, the quarterly fee is calculated by multiplying (A) by (B) by (C), where:
(A)	is the rider fee basis;
(B)	is the rider fee percentage; and
(C)	is the number of days in the rider quarter divided by the total number of days in the applicable rider year.

The following example uses these assumed values: Rider Fee Basis = Maximum of Withdrawal Base of $100,000 and Guaranteed Future Value of $105,000; Rider Fee percentage = 1.40%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for first quarter rider fee. The rider fee is:
= 105,000*0.0140*(91/365)
= 1,470*(91/365)
= $366.49
A portion of the rider fee will be assessed upon full surrender of the Policy or other termination of the rider. The quarterly fee will be adjusted based on the number of days remaining until the end of the next rider quarter and ending on the date of termination.
On each rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up or at election of an optional reset. See Automatic Step-Up section and Optional Reset section. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). Please contact Your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended.
Each time an optional reset results in a rider fee percentage increase, You will have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentages and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that You do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive Your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Each time an automatic step-up results in a rider fee percentage increase beyond the rider fee percentage immediately prior to the rider anniversary, You will have the option to revoke the optional reset and reinstate the guaranteed future value date, guaranteed future value, rider fee percentages and protection level percentages to their respective values and dates that were in effect immediately prior to the election of the optional reset, provided You do so within 30 days following the date on which the optional reset was effective. We must receive Your revocation, in a manner acceptable to us, within the 30 day period following the date on which the optional reset was effective.
Please note regarding the rider fee:
•	Because the rider fee is a percentage of the rider fee basis and the rider fee basis is the greater of the withdrawal base and the guaranteed future value, the rider fee could be a much higher percentage of Your Policy Value, particularly in the event that Your Policy Value decreases significantly.
•	Because the rider fee is a percentage of the rider fee basis, and the rider fee basis is the greater of the withdrawal basis and the guaranteed future value, the amount of the rider fee we deduct will increase if the withdrawal base or guaranteed future value increases (although the percentage(s) may remain the same).
Rider Fee Adjustment for Premium Payments, Excess Withdrawals and Optional Resets. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals and optional resets of the guaranteed future value made during the rider quarter, because these events will change the withdrawal base and guaranteed future value. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected. The fee may be adjusted for non-excess withdrawals made during the rider quarter.
The rider fee adjustment is calculated by multiplying (A) by (B) by (C) where:
(A)	is the rider fee basis change (i.e. rider fee basis after the transaction minus the rider fee basis before the transaction);
(B)	is the rider fee percentage; and
(C)	is the number of days remaining in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000; and 20 remaining days in the rider quarter.
Example 2: Calculation for first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000*0.0140*(20/365)
= 140*(20/365)
= $7.67
Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):
= 366.49 + 7.627
= $374.16
The following two examples use assumed fees and values. The assumed rider year is not a leap year.

Example 3: Calculation for second quarter fee at beginning of second rider quarter assuming rider fee basis of $115,000 (maximum of Withdrawal Base of $110,000 and Guaranteed Future Value of $115,000) and a fee percentage of 1.40%.
= 110,000*0.0140*(91/365)
= 1,610*(91/365)
= $401.40
Example 4: Calculation for second quarter fee and an excess withdrawal that results in a pro-rata reduction in the withdrawal base and guaranteed future value. Assuming beginning values as in example 3, plus adjustment for gross withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5% of Policy Value of $93,500 prior to the transaction and change in rider fee basis as follows:
Withdrawal Base Adjustment
Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = $110,000 * .05 = $5,500
Excess Withdrawal = Difference between assumed withdrawal amount and RWA = $10,000 - $5,500 = $4,500
Withdrawal Base Adjustment = Maximum of Excess Withdrawal and Pro-Rata Withdrawal Amount (Excess Withdrawal * Withdrawal Base prior to withdrawal/Policy Value after RWA has been withdrawn but before excess withdrawal) = Maximum of $4,500 * $110,000/ ($93,500 - $5,500)) = Maximum of $4,500 and $5,625 = $5,625
The new withdrawal base = $110,000 - $5,625 = $104,375
Guaranteed Future Value Adjustment
Guaranteed Future Value Adjustment = Maximum of Gross Withdrawal amount and Pro-Rata Withdrawal Amount (Gross Withdrawal * Guaranteed Future Value prior to withdrawal/Policy Value prior to withdrawal) = Maximum of $10,000 * $115,000/ $93,500) = Maximum of $10,000 and $12,299.47 = $12,299.47
The new guaranteed future value = $115,000 - $12,299.47 = $102,700.53
The Rider Fee Basis after the transaction = Maximum of the Withdrawal Base after the transaction ($104,375) or the Guaranteed Future Value after the transaction ($102,700.53) = $104,375, minus maximum of the Withdrawal Base before the transaction ($110,000) or the Guaranteed Future Value before the transaction ($115,000 ($104,375 - $115,000) = $-10,625.
Fee adjustment as follows:
= $-10,625 * 0.0140 * (40/365)
= $-148.75 * (40/365)
= $-16.30
The total fee assessed at the end of the second rider quarter (assuming no further rider fee adjustments):
= $401.40 - $16.30
= $385.10
Transamerica Principal OptimizerSM Issue Requirements
We will not issue the Transamerica Principal OptimizerSM rider if:
•	the Annuitant is age 86 or older (lower if required by state law); or
•	the Annuitant is not an Owner (except in the case of non-natural Owners); or
•	there are more than two Owners.
Furthermore, if the joint life option is elected, we will not issue the Transamerica Principal OptimizerSM rider if:
•	the Annuitant’s spouse is 86 or older (lower if required by state law); or
•	the Annuitant’s spouse is not a joint Owner along with the Annuitant; or
•	the Annuitant’s spouse is not the sole primary beneficiary (and there is no joint Owner).
The use of joint life option may not be permitted in the case of certain non-natural Owners.
Termination
The Transamerica Principal OptimizerSM rider will terminate upon the earliest of the following:
•	the date we receive Written Notice from You requesting termination of the rider if such notice is received before midnight of the 30th calendar day after You receive the rider;
•	the date we receive Written Notice from You in good order requesting termination of the Transamerica Principal OptimizerSM rider if such notice is received by us during the 30 days following the fifth rider anniversary and every fifth rider anniversary thereafter;

•	the date of Annuitization (however, if You have reached Your maximum Annuity Commencement Date You may choose an Annuitization option which guarantees You lifetime payments in an amount equal to Your rider withdrawal amount);
•	on or after the Policy Value reaching zero, the date of the Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
•	the date the Policy to which this rider is attached changes ownership or assignment which violates the Owner and Annuitant relationship requirements contained in the rider;
•	the date an excess withdrawal reduces Your Policy Value to zero;
•	prior to the Policy Value reaching zero, the date on which we receive in good order, required information to process a death claim for the Annuitant (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death); or
•	termination of Your Policy.
Please note: This rider terminates upon Annuitization and there is a maximum Annuity Commencement Date at which time Your Policy will be Annuitized according to its terms. However, if You have reached Your maximum Annuity Commencement Date, we will allow You to Annuitize Your Policy and elect to receive lifetime annuity payments which are at least equal to Your rider withdrawal amount. Please contact us for more information concerning Your options.
Transamerica Income EdgeSM 1.2 Rider
If You elect the Transamerica Income EdgeSM 1.2 rider identified below, which provides certain guaranteed benefits, the Company requires a certain percentage of Your Policy Value to be allocated to the Stable Account, with the remainder to be allocated to the select Investment Options and flexible Investment Options. One or more of the select Investment Options and flexible Investment Options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit Your participation in market gains; this may conflict with Your investment objectives by limiting Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. The Company’s requirement to invest in accordance with the required allocations, which may include volatility control strategies, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to allocate to Subaccounts that invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy Value and the benefits under the Transamerica Income EdgeSM 1.2 rider. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other Investment Options are available under the Transamerica Income EdgeSM 1.2 rider that do not invest in underlying fund portfolios that utilize volatility control strategies.
Transamerica Income EdgeSM 1.2 - Summary
You may elect to purchase the optional Transamerica Income EdgeSM 1.2 rider, which provides You with: (1) a Guaranteed Lifetime Withdrawal Benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that You allocate a certain percentage of Your Policy Value to the Stable Account and to select Investment Options and flexible Investment Options some of which are designed to help manage our risk and support the guarantees under the rider. If you elect to purchase the Transamerica Income EdgeSM 1.2 rider You cannot elect the Transamerica Principal OptimizerSM, Retirement Income Choice® 1.7 or Retirement Income Max® 1.2 riders. The tax rules for qualified policies may limit the value of this rider. Please Note: There are Investment Restrictions associated with this benefit that can limit participation in market gains. Withdrawals taken in excess of the prescribed limits (rider withdrawal amount) will reduce the amount of the benefit and may eliminate the benefit altogether, if the amount of the excess withdrawal exceeds the Policy Value at the time of the withdrawal. The fee for the rider will not be reduced for any investment losses to Policy Value and, in fact, may be increased if there are withdrawals taken in excess of the rider withdrawal amount. Withdrawals taken while the Policy Value is greater than zero are withdrawals of the Owner’s own money (not the Company’s). Please consult a qualified financial professional before electing the Transamerica Income EdgeSM 1.2 rider for a qualified Policy.

Please Note: This rider may not be issued or added to Inherited IRAs (whether a qualified stretch or a 10-year delay) or a nonqualified annuity under which death benefits are being distributed under a nonqualified stretch withdrawal option. The benefits under the Transamerica Income EdgeSM 1.2 rider are based on our claims-paying ability.
The Transamerica Income EdgeSM 1.2 rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales, which includes new sales to existing policyowners. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
If You elect the Transamerica Income EdgeSM 1.2 rider, You can receive up to the rider withdrawal amount each rider year. Such rider withdrawal amounts will first be made as withdrawals from Your Policy Value (excluding the Stable Account until other Investment Options are depleted of value). If Your Policy Value goes to zero by other than an excess withdrawal, rider withdrawal amounts will continue as payments from us. Rider withdrawal amounts may begin the rider year immediately following the Annuitant’s (or Annuitant’s spouse if younger and the joint life option is elected) attainment of the minimum benefit age, and may last until the Annuitant’s (or surviving spouse’s if joint life option is elected) death unless Your withdrawal base is reduced to zero because of an “excess withdrawal.” See Withdrawal Base Adjustments section below for more information. A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage that is used to determine Your rider withdrawal amount and required allocations will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Of course, You can always withdraw an amount up to Your Cash Value pursuant to Your rights under the Policy although withdrawals that are excess withdrawals will reduce Your withdrawal base and future GLWBs. See Appendix - Hypothetical Adjusted Withdrawals - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
If You elect the Transamerica Income EdgeSM 1.2 rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, as specified in the applicable Rate Sheet Prospectus Supplement. Transfers to and from the Stable Account are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options will be deducted on a pro-rata basis from each Investment Option You have allocated to. If You do not wish to maintain the required allocation percentages for the Investment Options, the rider must be terminated, subject to the termination restrictions and requirements of the rider, prior to making any transfer. Additional detail regarding the required allocations is provided in the Required Allocations section, below.
Please note:
•	You will begin paying the rider charge as of the rider date, even if You do not begin taking withdrawals for many years. We will not refund the charges You have paid under the rider if You never choose to take withdrawals and/or if You never receive any payments under the rider.
•	We have designed this rider to allow for withdrawals from Your Policy Value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if You plan to take withdrawals(including withdrawals to pay advisory fees), in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.
•	The longer You wait to start making withdrawals under the benefit, the less time You have to benefit from the guarantee because of decreasing life expectancy as You age. On the other hand, the longer You wait to begin making withdrawals, the higher Your withdrawal percentage may be, and the more opportunities You will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that You will not begin making withdrawals at the most financially beneficial time for You.
•	Because the Guaranteed Lifetime Withdrawal Benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for You if You do not foresee a need for liquidity and Your primary objective is to take maximum advantage of the tax deferral aspect of the Policy.
•	All Policy Value must be allocated to the select and flexible Investment Options and the Stable Account, subject to specified allocation percentages as provided in the Rate Sheet Prospectus Supplement. You should consult with Your financial professional to assist You in determining whether these Investment Options and required allocations are suited for Your financial needs and risk tolerance.
•	Any withdrawal in any rider year that is in excess of the rider withdrawal amount (including any surrender charge or Excess Interest Adjustment) is an excess withdrawal. The rider year begins on the rider date and thereafter on each rider anniversary.

•	An excess withdrawal will impact the withdrawal base on a greater than dollar-for-dollar basis when the Policy Value, after the rider withdrawal amount is withdrawn, is less than the rider withdrawal base and may eliminate the benefit. See Appendix – Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders.
•	Upon receiving due proof of death of the Annuitant (or the death of the surviving spouse if the joint option is elected), the Transamerica Income EdgeSM 1.2 rider terminates and all benefits thereunder cease.
•	You may terminate the rider by providing Written Notice to us requesting termination during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter. See Termination section, below.
•	If Your Policy Value reaches zero, the Company may require satisfactory evidence a person is alive if a payment is based on that person being alive. For example, a notarized letter may be provided as satisfactory evidence a person is living.
•	We will not refund charges that have been paid up to the point of terminating the Policy or receiving annuity payments.
•	The tax rules for qualified policies may limit the value of this rider. Please consult a financial professional before electing the Transamerica Income EdgeSM 1.2 rider for a qualified Policy.
•	Withdrawals up to the rider withdrawal amount are not subject to an Excess Interest Adjustment.
Like all withdrawals, withdrawals up to the rider withdrawal amount, while this rider is in effect also:
•	reduce Your Policy Value by the amount of the withdrawal;
•	reduce Your base Policy death benefit and other benefits;
•	may be subject to income taxes and federal tax penalties (see TAX INFORMATION); and
•	may be limited or restricted under certain qualified policies. (see TAX INFORMATION – Qualified Policies and TAX INFORMATION – Optional Living Benefits)
Transamerica Income EdgeSM 1.2 - Rider Withdrawal Amount
You can withdraw up to the rider withdrawal amount in any rider year (after attainment of the minimum benefit age) from Your Policy Value without causing an excess withdrawal. See Withdrawal Base Adjustments below.
The rider withdrawal amount is zero if the Annuitant (or the Annuitant's spouse if younger and the joint life option is elected) has not attained the minimum benefit age on the rider date and remains zero until the first day of the rider year after the Annuitant (or the Annuitant's spouse if younger and the joint life option is elected) has attained the minimum benefit age. On the first day of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage. See applicable Rate Sheet Prospectus Supplement for additional information.
For qualified policies: If the plan participant (generally the Annuitant) attains age 72 (or age 70½ if the Annuitant attained 70½ before 1/1/2020), the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
•	the rider withdrawal amount described above; or
•	an amount equal to any minimum required distribution amount, if any. For riders added on the Policy Date, the minimum required distribution during the first rider year is based on the initial premium (initial premium could include premium from transfers received after the Policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the Policy to which the rider is attached was in force on December 31st of the previous year, the minimum required distribution for the first rider year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the Policy to which the rider is attached was not in force on December 31st of the previous year, the minimum required distribution for the first rider year is based on the Policy Value on the rider date. The minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:
a.	the Policy to which this rider is attached is a tax-qualified Policy for which the IRS minimum required distributions are required,
b.	the minimum required distributions do not start prior to the Annuitant’s attained age of 72 (or age 70 ½ if the Annuitant attained 70½ before 1/1/2020),
c.	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,
d.	the minimum required distributions are based on age of the living Annuitant. The minimum required distributions cannot be based on the age of someone who is deceased,
e.	the minimum required distributions are based only on the Policy to which this rider is attached,
f.	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered, and

g.	If an excess withdrawal is taken in the previous rider year, the minimum required distribution will not be used in calculating the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If any of the above are not true, then the minimum required distribution is equal to zero and it is not available as a rider withdrawal amount.
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If Your Policy Value reaches zero:
•	by means other than an excess withdrawal, then You cannot make premium payments and all other Policy features, benefits and guarantees (except those provided by this rider) are terminated. If Your Policy Value reaches zero by other than an excess withdrawal, and the rider remains in force, we will, unless otherwise instructed, make payments using the current payment instructions on file with us that are equal to the rider withdrawal amount divided by the frequency of payments. If the Annuitant (or younger of Annuitant or Annuitant’s spouse if the joint option is elected) has attained the minimum benefit age and a systematic payout option is not active at the time the Policy Value equals zero, a payment will be established. Unless instructed otherwise, the default frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your Policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the minimum benefit age has not been attained, payments will begin on the rider anniversary following the attainment of the minimum benefit age.
•	due to an excess withdrawal, then Your Policy will terminate resulting in the termination of this rider. An excess withdrawal that does not cause Your Policy Value to equal zero will not terminate the rider.
Please note:
•	If the rider is added prior to the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) having attained the minimum benefit age, the rider withdrawal amount will be zero until the beginning of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age birthday, however, You will still be charged a rider fee upon electing the rider.
•	The rider year begins on the rider date and thereafter on each rider anniversary.
•	You cannot carry over any portion of Your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if You do not take the entire rider withdrawal amount during a rider year, You cannot take more than the rider withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause You to lose the benefit of the rider.
•	Any amount withdrawn in a rider year (including any surrender charge) in excess of the rider withdrawal amount is an excess withdrawal.
•	The select and flexible Investment Options may be changed by us in the future. Any changes to investment allocation requirements will not affect existing Policy Owners with an active rider.
Rate Sheet Prospectus Supplement
The rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages are disclosed in the Rate Sheet Prospectus Supplement. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
The rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new Policy application process: In order to receive the applicable rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages, Your application must be signed while the Rate Sheet Prospectus Supplement is effective, we must receive Your completed application within 7 calendar days from the date that the supplement is no longer effective, and the Policy must be funded within 60 calendar days from the date that the supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the Policy with the applicable rates in effect at that time.

For riders issued to existing Policy Owners: In order to receive the applicable rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages, Your rider election form must be signed and received in good order while the Rate Sheet Prospectus Supplement is in effect. If Your rider election form is received in good order after the Rate Sheet Prospectus Supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.
Transamerica Income EdgeSM 1.2 – Withdrawal Percentage
We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the Annuitant’s age (or the Annuitant's spouse's age if younger and the joint life option is elected) and rider duration at the time of the first withdrawal taken on or after the rider anniversary immediately following the Annuitant’s (or the Annuitant's spouse's if younger and the joint life option is elected) attainment of the minimum benefit age.
The withdrawal percentage is disclosed in Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: Once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and You have crossed into another band or duration prior to the automatic step-up. See Automatic Step –Up section below.
Transamerica Income EdgeSM 1.2 – Withdrawal Base
We use the withdrawal base to calculate the rider withdrawal amount and rider fee. The withdrawal base on the rider date is the Policy Value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
On each rider anniversary, the withdrawal base will equal the greatest of:
1. the current withdrawal base;
2. the Policy Value on the rider anniversary; and
3. the highest Policy Value in the previous year based on the valuation frequency. (see Automatic Step-Up below).
Item 3 above will be zero if there have been any excess withdrawals in the current rider year.
See Appendix – Hypothetical Example of Withdrawal Base Calculation – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders which illustrates the hypothetical example of the withdrawal base calculation.
Please note:
•	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
•	Your withdrawal base is not a Cash Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Subaccount, and it is not a guarantee of Policy Value.
•	Because the withdrawal base is generally equal to the Policy Value on the rider date, the rider withdrawal amount may be lower if You delay electing the rider and the Policy Value decreases before You elect the rider.
Transamerica Income EdgeSM 1.2 - Automatic Step-Up
On each rider anniversary, the rider will receive an automatic step-up if the withdrawal base is set equal to the Item 2 or 3 from the Transamerica Income EdgeSM 1.2 – Withdrawal Base section above. If neither is greater than the current withdrawal base no automatic step-up will occur. If the withdrawal percentage has been established due to a previous withdrawal, the withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will increase if You have crossed into another age band or rider year duration prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
On each rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum fee percentage in effect when the rider was elected.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, You have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that You do so within 30 days after the rider anniversary on which the automatic step-up occurred. Changes as a result of the automatic step-up feature will be reversed. We must receive Your rejection (each time You elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any Automatic Step-Up that You have opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
Transamerica Income EdgeSM 1.2 - Withdrawal Base Adjustments
Cumulative gross withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the Policy Value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the Policy Value when the Policy Value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the Policy Value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is magnified if the Policy Value is less than the withdrawal base.
Please Note: You retain all responsibility for monitoring excess withdrawals. If You take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because Your regular or scheduled non-excess withdrawals may thereafter become excess withdrawals that reduce or eliminate Your benefit on an accelerated basis.
Example. Assume You are the Owner and Annuitant and You make a single premium payment of $100,000 when You are 66 years old. Further assume that You do not make any withdrawals or additional premium payments, and no automatic step-ups occurred, but that after six years Your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $6,000 each rider year for the rest of Your life based on an assumed withdrawal percentage of 6.0% for the single life option multiplied by an assumed withdrawal base of $100,000 and assuming that:
•	You take Your first withdrawal when You are age 72
•	You do not withdraw more than the rider withdrawal amount in any one year, and
•	there are no future automatic step-ups.
Example continued. Assume the same facts as above, but You withdraw $10,000 when You are 72 years old. That excess withdrawal decreases Your future rider withdrawal amount to $5,714.
Because the withdrawal ($10,000) is in excess of the rider withdrawal amount ($6,000) it impacts the withdrawal base on a greater than dollar-for-dollar basis.
Adjusted Withdrawal = Excess Withdrawal Amount * Withdrawal Base prior to the withdrawal / Policy Value after the Rider Withdrawal Amount but prior to the Excess Withdrawal Amount.
Excess withdrawal amount $10,000 - $6,000 = $4,000
Withdrawal base = $100,000
Policy Value after the rider withdrawal amount but prior to the excess withdrawal amount $90,000 - $6,000 = $84,000
Adjusted withdrawal = $4,000 * $100,000 / $84,000 = $4,761.90
New withdrawal base $100,000 - $4,761.90 = $95,238.10
New rider withdrawal amount $95,238.10 * 6% = $5,714.29
See the Appendix - Hypothetical Adjusted Withdrawals - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
Transamerica Income EdgeSM 1.2 - Required Allocations
If You elect this rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, in accordance with the percentages specified in the Required Allocations for Premium Payments table contained in the Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). After the rider date, the allocation of all subsequent premium payments must also comply with the required allocations for premium payments table contained in the Rate Sheet Prospectus Supplement so long as this rider is in effect.
In addition, if You elect this rider, any transfers to and from the select Investment Options and the flexible Investment Options must comply with the required allocation percentages for rebalancing specified in the Rate Sheet Prospectus Supplement in effect at the time You elect this rider. Any transfers to and from the select Investment Options and flexible Investment Options will be validated using the prior day’s Policy Values to ensure compliance with the required allocation percentages for rebalancing at the time of the request. Transfer requests that do not comply with the required allocation percentages for rebalancing will be deemed not in good order. Changes in Policy Values due to market movements on other dates will not be treated as a violation of the required allocations.
Transfers to and from the Stable Account (described below) are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options will be deducted on a pro-rata basis. If You do not wish to maintain the applicable required allocation percentages, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. The rider will terminate on the date we receive Written Notice from You requesting termination if such notice is received by us during the 30 days following the fifth rider anniversary or any fifth rider anniversary thereafter.
Enrollment in dollar cost averaging is not available while this rider is in effect.
The Stable Account. The Stable Account is a Fixed Account option under Your Policy. Premium payments allocated and amounts transferred to the Stable Account become part of our general account. Interests in the general account have not been registered under the 1933 Act, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
Allocations applied to the Stable Account will be credited interest based on a fixed rate. The interest rates will be applied in increments of at least one year measured from each premium payment date and will automatically renew and remain in the Stable Account. The interest credited to the Stable Account will not be less than the guaranteed minimum effective annual interest rate shown on Your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum.
Withdrawals, surrenders, or transfers (upon termination) from the Stable Account will not be subject to an Excess Interest Adjustment.
Upon termination of the rider, all amounts in the Stable Account will be transferred to the money market Subaccount available under Your Policy and no additional premium payments will be allowed into the Stable Account. Owners are permitted to provide instructions as to the allocation of the Stable Account proceeds contained in the money market Subaccount to one or more Subaccounts, but such instructions will not be effective prior to the Business Day after rider termination.
We guarantee that upon full surrender Your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable state nonforfeiture law at the time the Policy is issued.
Select and Flexible Investment Options. As described above, if You elect this rider, You must allocate a certain percentage of Your premium payments and Policy Value to the available flexible Investment Options and select Investment Options. A complete listing of Investment Options designated as flexible Investment Options and select Investment Options appears in the “Appendix – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Investment Options”. You will be notified if there are changes made to the Investment Options within the designated group. Requiring that You allocate a certain percentage of Your premium payments and Policy Value to the designated Investment Options, some of which invest in underlying fund portfolios that employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Rebalancing. While this rider is effective, quarterly rebalancing is required and will take place at the end of each rider quarter on the same date Your rider fee is deducted. If the day rebalancing takes place is not a Business Day, the value of the Accumulation Units redeemed or purchased due to rebalancing will be determined as of the next Business Day. We will automatically transfer amounts among Subaccounts according to the most recent rebalancing allocation instructions on file that comply with the required allocations for rebalancing. On the rider date, Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instructions for new premium payments.
You will be notified in writing that the required rebalance has been set up, and what the calculated rebalance allocation percentages are, prior to the first quarter rebalancing. You may request changes to Your rebalancing allocation instructions before the prior instructions are implemented if we receive notice of Your request in good order prior to the close of the New York Stock Exchange on the day the rebalance is processed. Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instruction for new premium payments. You may request changes to Your rebalancing allocation instructions while this rider remains effective as long as they comply with the required allocations for rebalancing. Rebalancing will not cease upon the request of any transfer.

See Appendix – Guaranteed Lifetime Withdrawal Benefit -Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimzerSM Riders - Rebalancing Examples which illustrates the initial calculation of rebalancing allocation percentage. On the rider date, Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instructions for new premium payments.
Please note:
•	If You do not wish to maintain the required allocations, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. (See, Transamerica Income EdgeSM 1.2 Rider - Termination, below.)
•	We can change the list of designated flexible and select investment groups at any time. Any changes to investment allocation requirements will not affect Policy Owners with an active rider.
•	If an underlying fund portfolio informs us that a portfolio will be liquidated or reorganized, we can eliminate the corresponding select or flexible Investment Option. If this occurs, You will be required to reallocate values in the affected Investment Option to other flexible and select Investment Options in order to meet the allocation requirements. We will provide notice to You if a select or flexible Investment Option will be eliminated and reallocation is required. If You do not provide us with new instructions in the time specified in our notice, we will move Your money in the affected option to the money market Subaccount to the extent permitted by applicable law.
Transamerica Income EdgeSM 1.2 - Joint Life Option
If You elect the Transamerica Income EdgeSM 1.2 rider, then You can also elect to postpone termination of the rider until the later of the Annuitant’s or Annuitant’s spouse’s death (only if the Annuitant’s spouse is eligible to and elects to continue the Policy, see TAX INFORMATION - Tax Status of a Nonqualified Policy - Distribution Requirements ). If You elect the Joint Life option, then the withdrawal percentage used to calculate the rider withdrawal amount may be lower than under the single life option. The withdrawal percentage that is used to determine Your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. This option may not be permitted in the case of certain non-natural Owners. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: If You elect this option:
•	The withdrawal percentage for each “age at the time of the first withdrawal” may be lower if You elect the joint life option.
•	The rider fee may be greater if this option is elected.
•	The Annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the Annuitant's spouse) must be either a joint Owner along with the Annuitant or the sole primary beneficiary (and there is no joint Owner). (Please see Spousal Continuation section for more detail regarding Annuitant's spouse).
•	A former spouse of the Annuitant cannot continue to keep the Policy in force if no longer married to the Annuitant at the time of the Annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	The Annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
•	The rider withdrawal percentage is based on the age of the younger of the Annuitant and Annuitant’s spouse.
•	The rider’s issue ages may vary if You elect this option.
Transamerica Income EdgeSM 1.2 Fees
The rider fee is deducted at the end of each successive rider quarter, on the same day of the month as the rider date. If a day does not exist in a given month, the first day of the following month will be used. If a rider fee is deducted from a Subaccount on a day which is not a Business Day, the value of Accumulation Units redeemed will be determined as of the next Business Day. The rider fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from the flexible Investment Options and the select Investment Options on a pro rata basis at the end of each rider quarter. After those Investment Options are depleted of value, the rider fee will be deducted from the Stable Account.
The rider fee percentage may change after the first rider anniversary due to an automatic step-up. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee percentage will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).

For riders issued as part of the new Policy application process: In order for the rider fee percentage disclosed in the applicable Rate Sheet Prospectus supplement to apply, Your application must be signed on or after the date set forth in the applicable Rate Sheet Prospectus Supplement and must be received in good order within 7 calendar days and funded within 60 calendar days from the date the Rate Sheet Prospectus Supplement is no longer in effect.
For riders issued to existing Policy Owners: In order for the rider fee disclosed percentage in the application Rate Sheet Prospectus Supplement to apply, Your rider election form must be signed and received while the applicable Rate Sheet Prospectus Supplement is in effect.You should not elect this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at (800)525-6205 to receive a Rate Sheet Prospectus Supplement applicable to You.
On an annual basis, in general terms, the rider fee is the rider fee percentage multiplied by the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) by (C), where:
(A)	is the withdrawal base;
(B)	is the rider fee percentage; and
(C)	is the number of days in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: Initial Premium = $100,000; Withdrawal Base = $100,000; Rider Fee percentage = 1.25%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for first quarter rider fee. The rider fee is:
= 100,000*0.0125*(91/365)
= 1,250*(91/365)
= $311.64
A portion of the rider fee will also be assessed upon full surrender of the Policy or other termination of the rider. The quarterly fee will be adjusted based on the number of days remaining until the end of the next rider quarter for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.
On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. See Automatic Step-Up section. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee percentage will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). Please contact Your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended. Each time an automatic step-up results in a rider fee percentage increase, You will have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentages and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that You do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive Your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Please note regarding the rider fee:
•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of Your Policy Value, particularly in the event that Your Policy Value decreases significantly.
•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).
Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The rider fee adjustment is calculated by multiplying (A) by (B) by (C), where:
(A)	is the withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction);
(B)	is the rider fee percentage; and
(C)	is the number of days remaining in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000; and 20 remaining days in the rider quarter.

Example 2: Calculation for first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000*0.0125*(20/365)
= 125*(20/365)
= $6.85
Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):
= $6.85 + $311.64
= $318.49
The following two examples use assumed fees and values. The assumed rider year is not a leap year.
Example 3: Calculation for second quarter fee at beginning of second rider quarter assuming withdrawal base of $110,000 and a fee percentage of 1.25%.
= 110,000*0.0125*(91/365)
= 1,375*(91/365)
= $342.81
Example 4: Calculation for second quarter fee and an excess withdrawal that results in a pro-rata reduction in the withdrawal base. Assuming beginning values as in example 3, plus adjustment for gross withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5% and a Policy Value of $93,500 prior to the transaction and change in withdrawal base as follows:
Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = $110,000 * .05 = $5,500
Excess Withdrawal = Difference between assumed withdrawal amount and RWA = $10,000 - $5,500 = $4,500
Withdrawal Base Adjustment = Maximum of Excess Withdrawal and Pro-Rata Withdrawal Amount (Excess Withdrawal * Withdrawal Base prior to withdrawal/Policy Value after RWA has been withdrawn but before excess withdrawal) = Maximum of $4,500 * $110,000/ ($93,500 - $5,500)) = Maximum of $4,500 and $5,625 = $5,625
Fee adjustment as follows:
= $-5,625 * 0.0125 * (40/365)
= $-78.75 * (40/365)
= $-7.71
The total fee assessed at the end of the second rider quarter (assuming no further rider fee adjustments):
= $342.81 - $7.71
= $335.10
The new withdrawal base = $110,000 - $5,625 = $104,375
Transamerica Income EdgeSM 1.2 - Issue Requirements
We will not issue the Transamerica Income EdgeSM 1.2 rider if:
•	the Annuitant is age 86 or older (lower if required by state law); or
•	the Annuitant is not also an Owner (except in the case of non-natural Owners); or
•	there are more than two Owners.
Furthermore, if the joint life option is elected, we will not issue the Transamerica Income EdgeSM 1.2 Rider if:
•	the Annuitant’s spouse is 86 or older (lower if required by state law); or
•	the Annuitant’s spouse is not a joint Owner along with the Annuitant; or
•	the Annuitant’s spouse is not the sole primary beneficiary (and there is no joint Owner).
•	The use of joint life option may not be permitted in the case of certain non-natural Owners.
Termination
The Transamerica Income EdgeSM 1.2 rider will terminate upon the earliest of the following:
•	the date the Policy to which this rider is attached terminates;
•	the date of a change in ownership or assignment which violates the Owner and Annuitant relationship requirements as contained in the rider;
•	prior to Your Policy Value reaching zero, the date on which we receive in good order, required information to process a death claim for the Annuitant (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
•	on or after Your Policy Value equals zero, upon Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);

•	Annuitization (however, if You have reached Your maximum Annuity Commencement Date You may choose an Annuitization option which guarantees You lifetime payments in an amount equal to Your rider withdrawal amount); or
•	the date we receive Written Notice from You requesting termination if such notice is received by us during the 30 days following the fifth rider anniversary or any fifth rider anniversary thereafter.
•	the date an excess withdrawal reduces Your Policy Value to zero; or
•	The date we receive Written Notice from You requesting termination of the rider if such notice is received before midnight of the 30th calendar day after You receive the rider.
Please note: This rider terminates upon Annuitization and there is a maximum Annuity Commencement Date at which time Your Policy will be Annuitized according to its terms. However, if You have reached Your maximum Annuity Commencement Date, we will allow You to Annuitize Your Policy and elect to receive lifetime annuity payments which are at least equal to Your rider withdrawal amount. Please contact us for more information concerning Your options.
Optional Benefit Riders
You may have elected one of the following optional riders previously available for purchase but are no longer available. The following rider grid describes the material features of each of those riders. Please refer to your personal rider pages and any supplemental mailings for your specific coverage and features regarding these riders.
Listed below are the abbreviations that will be used in the following grid for your reference.
Abbreviation	Definition
ADB	Additional Death Benefit
ADD	Additional Death Distribution
ADD+	Additional Death Distribution Plus
DB	Death Benefit
GMDB	Guaranteed Minimum Death Benefit
GMLB	Guaranteed Minimum Living Benefit
IE	Income EnhancementSM
Abbreviation	Definition
N/A	Not Applicable
RDB	Rider Death Benefit
RMD	Required Minimum Distribution
RWA	Rider Withdrawal Amount
WB	Withdrawal Base
WD	Withdrawal
The information below is a summary of riders previously available for purchase, but which are no longer available.
Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
Purpose of Rider	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.	This is a GLWB rider that guarantees withdrawals for the Annuitant's2 lifetime, regardless of Policy Value.
• The policyholder can withdraw the RWA each rider year until the death of the Annuitant.[2]
• This benefit is intended to provide a series of level of withdrawals (and payments from us, when Policy Value is reduced to zero) regardless of the performance of the designated Investment Options You select.	This is a GLWB rider that guarantees withdrawals for the Annuitant's2 lifetime, regardless of Policy Value.
• The policyholder can withdraw the RWA each rider year until the death of the Annuitant.[2]
• This benefit is intended to provide a series of level of withdrawals (and payments from us, when Policy Value is reduced to zero) regardless of the performance of the designated Investment Options You select.
Availability	• Issue age 0-75 but not yet 76 years old • Not available in all states	• Issue age 0-69 but not yet 70 years old. • Not available in all states	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age). • Single Annuitant ONLY. Annuitant must be an Owner (unless Owner is a non-natural person)	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age). • Single Annuitant ONLY. Annuitant must be an Owner (unless Owner is a non-natural person)

Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a Policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new Owner.	• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a Policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new Owner.
Base Benefit and Optional Fees at issue	Percentage of Policy Value – 0.25%	Percentage of Policy Value – 0.55%	Rider Fees:
Single Life1.50%
Joint Life1.60%
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	Fee based on designated allocation groups and the optional benefits selected. If You elect a combination of designated allocations from among the various groups below, then Your fee will be based on a weighted average of Your choices.
Rider Fees:
Single Life
Group A1.85%
Group B1.40%
Group C0.95%
DB0.40%
IE0.30%
Joint Life
Group A1.95%
Group B1.50%
Group C1.05%
DB0.35%
IE0.50%
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Fee Frequency	Assessed each rider anniversary and at rider termination and equal to the Policy Value multiplied by rider fee percentage.	Assessed each rider anniversary and at rider termination and equal to the Policy Value multiplied by rider fee percentage.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• A “rider fee adjustment” will be applied for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee, based on change.to the WB.
• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the allocation options You have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.

Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated. • A pro-rated fee is deducted at the time the rider is terminated.	• The base rider fee adjustment will be calculated using the same formula as the base rider fee, based on change to the WB.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated.
Death Benefit	Amount is paid whenever a death benefit is paid and the rider is attached.
• Amount paid=ADB Factor x Rider Earnings*
• ADB Factor - 40% for issue ages 0-70 and 25% for issue ages 71-75.
*Rider earnings are defined as:
- the Policy Value on the date the death benefit is determined; minus
-Policy Value on the rider date; minus
- premium payments after the rider date; plus
- withdrawals after the rider date that exceed the rider earnings on the date of the withdrawal.
NOTE: No benefit is payable under the ADD rider if there are no rider earnings on the date the death benefit is calculated.	Amount is paid whenever a death benefit is paid and the rider is attached.
• Prior to 5th rider anniversary = Sum of all fees paid for this rider since the rider date
• On or after 5th rider anniversary = Rider Benefit Base* x Rider Benefit Percentage**.
*The Rider Benefit Base at any time is equal to the Policy Value less any premiums added after the Rider Date
**The Rider Benefit Percentage may vary but is currently equal to 30% for issue ages 0-69.
		NOTE: No benefit is payable under the ADD+ rider the Policy Value on the date the death benefit is paid is less than the premium payments after the rider date.	N/A	N/A
Designated Investment Options Available - Policyholder who add these riders may only invest in the Investment Options listed.
Requiring that You designate 100% of Your Policy Value to the designated Investment Options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to make payments under this benefit.
PLEASE NOTE: These Investment Options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference Appendix - Portfolios Companies Available Under	N/A	N/A	Please reference the Appendix - Designated Investment Options later in this prospectus for the designated Investment Options for this rider.	Please reference the Appendix - Designated Investment Options later in this prospectus for the designated Investment Options for this rider.

Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
the Policy in Your prospectus for available Portfolio Companies. You cannot transfer any amount to any other non-designated subaccount without losing all Your benefits under this rider.
Allocation Methods	N/A	N/A	N/A	N/A
Withdrawal Benefits - See Appendix - Adjusted Withdrawals - Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders for examples showing the effect of withdrawals on the WB.	N/A	N/A	The percentage is determined by the attained age of the Annuitant[2] at the time of the first withdrawal.
Single Life Riders

Age 1st WDJoint Life WD%
0 - 58...........................0.00%
59-64...........................3.75%
65-80...........................5.00%
81 + .............................5.50%
Joint Life Riders
Age 1st WDJoint Life WD%
0 - 58...........................0.00%
59-64...........................3.25%
65-80...........................4.50%
81 + ..............................5.00%
• Starting the rider anniversary following the Annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the Annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this Policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
For riders issued prior to the date of this prospectus, please see the “Appendix Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	The withdrawal percentage is determined by the attained age of the Annuitant[2] at the time of the first withdrawal.
Single Life Riders

Age 1st WDJoint Life WD%
0 - 58...........................0.00%
59-64...........................3.50%
65-80...........................4.75%
81 + .............................5.25%
Joint Life Riders
Age 1st WDJoint Life WD%
0 - 58...........................0.00%
59-64...........................3.00%
65-80...........................4.25%
81 + ..............................4.75%
• Starting the rider anniversary following the Annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the Annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this Policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Automatic Step-Up	N/A	N/A	On each rider anniversary, the rider will receive an automatic step-if the WB is set to the greatest of:	On each rider anniversary, the rider will receive an automatic step-if the WB is set to the greatest of:

Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
1) The Policy Value on the rider anniversary;
2) The highest Policy Value in the previous rider year based on the valuation frequency*.
* Item 2) is set to zero if there have been any excess withdrawals in the current rider year.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an Owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if You have crossed into another age band prior to an automatic step-ups after the election date.	1) The Policy Value on the rider anniversary;
2) The highest Policy Value in the previous rider year based on the valuation frequency*.
* Item 2) is set to zero if there have been any excess withdrawals in the current rider year.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an Owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if You have crossed into another age band prior to an automatic step-ups after the election date.
Exercising Rider	No further action required to exercise the rider.	No further action required to exercise the rider.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the Policy Value is zero at the time of withdrawal, as long as the Policy Value does not reach zero as a result of an excess withdrawal. In that case the rider would terminate. The rider benefits cease when the Annuitant[2] has died.
Joint Life Option: This optional feature may be elected that allows You to postpone termination of the rider until the later of the death of the Annuitant and the Annuitant’s spouse. The Annuitant’s spouse must be either a joint Owner or the sole primary beneficiary and may not be permitted in the case of certain non-natural Owners.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the Policy Value is zero at the time of withdrawal, as long as the Policy Value does not reach zero as a result of an excess withdrawal. In that case the rider would terminate. The rider benefits cease when the Annuitant[2] has died.
Joint Life Option: This optional feature may be elected that allows You to postpone termination of the rider until the later of the death of the Annuitant and the Annuitant’s spouse. The Annuitant’s spouse must be either a joint Owner or the sole primary beneficiary and may not be permitted in the case of certain non-natural Owners.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an Annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base Policy death benefit or any GMDB.
Exercising the Income Enhancement Option[4]:
If qualifications are met, this optional feature increases the income benefit percentage by 50% until the Annuitant[2] is no longer confined (either has left the facility or deceased).

Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
Qualifications:
–Confinement must be prescribed by a Physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical ailment.
–Must be the Annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 90 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a Physician or a hospital or nursing facility administrator.
Income Benefit or Other Benefit Considerations	N/A	N/A	Growth Component: Benefit is not elected separately but is built into the rider. The growth duration is the time period during which the growth rate percentage may apply.
On each of the first 10 rider anniversaries, the growth component will equal A plus (B multiplied by C), where A equals the current growth component, B equals the growth basis and C equals the growth rate percentage.
The growth basis is equal to the initial growth component on the rider date. During any rider year, the growth component and growth basis are increased by additional premium payments and is reduced for any excess withdrawals. On each rider anniversary, the growth basis will equal: Current Growth Basis x (1 + growth rate percentage).
The growth rate percentage will be zero if there have been any withdrawals in the current rider year or after the growth duration as disclosed in the Rate Sheet Prospectus Supplement.
On each rider anniversary, after the rider date, the growth component will equal the WB if the WB is greater than the growth component.
On each rider anniversary, after the rider date, the growth basis will equal the WB if the WB is greater than the growth basis.
For riders issued prior to the date of this prospectus, please	Growth Component: Benefit is not elected separately but is built into the rider. The growth duration is the time period during which the growth rate percentage may apply.
On each of the first 10 rider anniversaries, the growth component will equal A plus (B multiplied by C), where A equals the current growth component, B equals the growth basis and C equals the growth percentage.
The growth basis is equal to the initial growth component on the rider date. During any rider year, the growth component and growth basis is increased by additional premium payments and is reduced for any excess withdrawals.
The growth rate percentage will be zero if there have been any withdrawals in the current rider year or after the growth duration as disclosed in the Rate Sheet Prospectus Supplement.
On each rider anniversary, after the rider date, the growth component will equal the WB, if the WB is greater than the Growth Component.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.

Rider Name	Additional Death DistributionSM3 2003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Rider Upgrade	N/A	N/A	N/A	N/A
Rider Termination	The rider can be terminated at any time. The rider will remain in effect until:
• You cancel it by notifying our Administrative Office in writing,
• the Policy is Annuitized or surrendered
• the Policy Value becomes zero
• or the additional death benefit is paid.	The rider can be terminated at any time. The rider will remain in effect until:
• You cancel it by notifying our Administrative Office in writing,
• the Policy is Annuitized or surrendered
• the Policy Value becomes zero
• or the additional death benefit is paid.	• The rider will be terminated upon Policy surrender, excess withdrawal that reduces Your Policy Value to zero, Annuitization, Annuitant[2] death.
• The date the Policy to which this rider is attached is assigned or if the Owner is changed without our approval or if any of Your Policy Value is not invested in one of the designated Investment Options.
• The rider will be terminated the date we receive Written Notice from You requesting termination if the request is received within 30 days following the 5th rider anniversary or every 5th anniversary thereafter.	• The rider will be terminated upon Policy surrender, excess withdrawal that reduces Your Policy Value to zero, annuitization, Annuitant[2] death.
• The date the Policy to which this rider is attached is assigned or if the Owner is changed without our approval or if any of Your Policy Value is not invested in one of the designated Investment Options.
• The rider will be terminated the date we receive Written Notice from You requesting termination if the request is received within 30 days following the 5th rider anniversary or every 5th anniversary thereafter.
(1)	Rider form number may be found on the bottom left corner of your rider pages.
(2)	If the rider's Joint Life option has been elected for an additional fee, the benefits and features available could differ from the Single Life Option based on the age of the Annuitant's spouse if younger.
(3)	This rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the riders. The application and operation of the riders are governed by the terms and conditions of the rider itself.
(4)	Single and Joint Life Income Enhancement Options are not available in New York.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time during the accumulation phase to receive regular withdrawals from Your Policy by using the systematic payout option. Any systematic withdrawal in excess of the cumulative interest credited at the time of the withdrawal may be subject to an Excess Interest Adjustment. Any systematic withdrawal could reduce Your rider values (perhaps significantly). Systematic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $40. Monthly and quarterly systematic withdrawals must generally be taken by electronic funds transfer directly to Your checking or savings account. There is no charge for this benefit.
Keep in mind that withdrawals under the systematic payout option may be taxable, and if taken before age 59½, may be subject to a 10% federal penalty tax.
Nursing Care and Terminal Condition Waiver
No Excess Interest Adjustments will apply if You take a withdrawal ($1,000 minimum), under certain circumstances, because You or Your spouse has been:
•	confined in a hospital or nursing facility for 30 days in a row after the Policy issue date; or
•	diagnosed with a terminal condition after the Policy issue date (usually a life expectancy of 12 months or less).

You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant's spouse if the Owner is not a natural person. There is no restriction on the maximum amount You may withdraw under this benefit. There is no charge for this benefit.
The Nursing Care and Terminal Condition Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Unemployment Waiver
No Excess Interest Adjustments will apply to withdrawals after You or Your spouse become unemployed due to:
•	involuntary termination of employment
•	involuntary lay off;
In order to qualify, You (or Your spouse, whichever is applicable) must have been:
•	employed full time for at least two years prior to becoming unemployed;
•	employed full time on the Policy Date;
•	unemployed for at least 60 days in a row at the time of withdrawal;
•	must have a minimum Cash Value at the time of withdrawal of $5,000; and
•	You (or Your spouse) must be receiving unemployment benefits.
You must provide written proof from Your State's Department of Labor, which verifies that You qualify for and are receiving unemployment benefits at the time of withdrawal.
You may use this benefit at any time during the accumulation phase and for so long as You meet the criteria specified above. This benefit is also available to the Annuitant or Annuitant's spouse if the Owner is not a natural person. There is no restriction on the maximum amount You may withdraw under this benefit. There is no charge for this benefit.
The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require You to create an account with a username and password, and to maintain a valid e-mail address.
We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require You to provide information to verify Your identity when You call us and we will record conversations with You. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume You are authorizing us to act upon those instructions. For electronic transactions through the internet, You will need to provide Your username and password. You are responsible for keeping Your password confidential and must notify us of any loss, theft or unauthorized use of Your password.
Telephone and other electronic transactions must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transactions received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is Yours, Your service provider's, or Your financial representative(s) can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of Your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take Your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make Your request by writing to our Administrative Office.
We reserve the right to revoke Your telephone and other electronic transaction privileges at any time without revoking all Owners' privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more Accumulation Units when prices are low and fewer Accumulation Units when prices are high, it does not guarantee profits or assure that You will not experience a loss.

Dollar Cost Averaging programs that may be available under Your Policy:
•	Traditional – You may specify the dollar amount to be transferred and the number of transfers, or just the number of transfers, in which case we will calculate the amount to be transferred. Unless a specified date is requested, transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly transfers or 4 quarterly transfers, and the maximum is 24 monthly transfers or 8 quarterly transfers. You can elect to transfer from the Fixed Account, money market or other specified Subaccount. If You elect to transfer from the Fixed Account, or if You elect to transfer from the money market or other specified Subaccount and only the number of transfers is provided, we will transfer 100% of the remaining value in the elected source Subaccount for the final transfer. If the money market or other Subaccount is elected as the source Subaccount and a specified dollar amount is provided with the number of transfers, You must choose if You want to transfer all remaining value out of the source Subaccount or if You would like any remaining value to stay within the Subaccount.
•	Special – You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another Investment Option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively). If the value in the source Subaccount is less than the scheduled transfer, 100% of the value remaining in the source Subaccount will be transferred for the final transfer.
Unless a specific date is requested, the Dollar Cost Averaging program will begin the next Business Day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Dollar Cost Averaging can be set up on any day of the month. If a certain date does not exist for a specific month (e.g. 29th, 30th, or 31st), the Dollar Cost Averaging will move forward to the 1st of the following month for that month only and return to the specified date once it is available. If we receive additional premium payments while a Dollar cost Averaging program is running, and You instruct us to add it to the Dollar Cost Averaging program, the amount of the Dollar Cost Averaging transfers will increase proportionally.
NOTE CAREFULLY:
New Dollar Cost averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market Investment Option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount allocated to a variable source will be invested in that variable source and will remain in that variable Investment Option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an Excess Interest Adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and may be available with the Guaranteed Lifetime Withdrawal Benefits. Any amount in the Dollar Cost Averaging source account or any Fixed Account are ignored for the purposes of Asset Rebalancing. There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See Your Policy for availability of the Fixed Account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the accumulation phase You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the Fixed Account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with a Guaranteed Lifetime Withdrawal Benefit. There is no charge for this benefit. We reserve the right to terminate the availability of any asset rebalancing program at any time.
Loans
No Loans are available on this Policy.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or nonqualified.
If You purchase the Policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy.
We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The Owners bear the risk that the entire contract could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distribution begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner's death the Owner's surviving spouse is the designated beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a Policy might no longer be treated as an annuity contract if the Policy has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the Annuity Payment Option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one Annuity Payment Option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular Annuity Payment Option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.

Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy”. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
If Your Policy contains an Excess Interest Adjustment feature (also known as a market value adjustment), then Your Policy Value immediately before a Policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive Excess Interest Adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and You may want to discuss the potential tax consequences of an Excess Interest Adjustment with Your financial professional.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments and deductions from Your policy to pay Your selling firm) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. It is possible that the withdrawal base (with respect to the Guaranteed Lifetime Withdrawal Benefits) and the guaranteed future value (with respect to the Guaranteed Minimum Accumulation Benefit) could be taken into account to determine the Policy Value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a Guaranteed Lifetime Withdrawal Benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, You should consult a financial professional with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.

Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your Policy Value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing contract for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if You may take a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes. However, individuals in other arrangements that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as surrenders; or (3) if distributed under an Annuity Payment Option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 72 (or age 70½ if the Annuitant attained 70½ before 1/1/2020); (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a Guaranteed Lifetime Withdrawal Benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible premium payments made by You or on Your behalf. If You do not have any non-deductible premium payments, Your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 72 (or 70½ if he/she attained 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches age 72 (or 70½ if he/she attained 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the Guaranteed Lifetime Withdrawal Benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Policy as a qualified Policy.
Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
OTHER INFORMATION
State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of policies we issue. References to certain state's variations do not imply that we actually offer policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.
California. Right to Cancel: The Policy may be canceled by returning the Policy. A refund will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in investment options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the money market portfolio for 35 calendar days at the end of which the Policy Value is moved to the investment options of their choice, and they would receive return of premium if they cancel. Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimizerSM: Owners of the Transamerica Income EdgeSM 1.2 rider and Transamerica Principal OptimizerSM rider, age 60 or above have the option to elect immediate investment consistent with the allocations permitted in the applicable Rate Sheet Prospectus Supplement, or, they may allocate the initial premium payment to the Stable Account as permitted in the applicable Rate Sheet Prospectus Supplement and the remaining premium to the money market portfolio for 35 calendar days (unless the Owner specifies that initial premium should be allocated to the underlying Subaccount(s)) at the end of which the Policy Value is moved to the Investment Options of their choice consistent with the allocations permitted in the applicable Rate Sheet Prospectus Supplement. The Nursing Care and Terminal Condition and the

Unemployment Waivers: are not available. Retirement Income Choice® 1.7: The Income EnhancementSM is not available under the Retirement Income Choice® 1.7 rider. Ownership and Assignment: Restrictions on ownership change and assignments are not permitted.
In California, the Required Minimum Cash Value is calculated as follows:
Minimum Required Cash Value: The minimum amount we will pay You on surrender, which is equal to the sum of (1) and (2), where:
(1) Is the Fixed Account portion of the Minimum Required Cash Value, equal to the greater of (a) and (b), where:
(a)	Equals 87.5% of premiums and transfers to the Fixed Account, less prior requested withdrawals (including Advisory Fee Withdrawals) and transfers from the Fixed Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the minimum nonforfeiture interest rate shown in Section 2 of your Policy Data page; and
(b)	Equals the present value of the Fixed Account portion of the maturity value of the paid up annuity benefit which would be provided at maturity, as required by the California Insurance Code.
(2) Is the Separate Account portion of the Policy Value.
Florida. Right to Cancel: Owners have a 21 day right to cancel period and will receive return of premium. The Unemployment Waiver is not available. Excess Interest Adjustment is not applied upon Annuitization or death. Annuity Commencement Date: The Annuity Commencement Date is not allowed until after the first Policy Year. Misstatement of Age: The Transamerica Principal OptimizerSM, Retirement Income Max® 1.2, Transamerica Retirement Choice® 1.7 and Transamerica Income EdgeSM 1.2 riders will not terminate due to a misstatement of age.
New York. Right to Cancel: Under the right to cancel provision the premium payment allocated to the Fixed Account, if any, plus the Policy Value in the Separate Account, if any, including any fees and charges is returned. If the Policy is a replacement, the right to cancel period is extended to 60 days. Benefits and Features Not Available: Additional Death DistributionSM rider, Additional Death Distribution+SM rider and the Income EnhancementSM under the Retirement Income Choice® 1.7 rider, the Unemployment Waiver and  telephone transactions are not available. Death Benefit: The death benefit payable during the accumulation phase is the greater of Policy Value or guaranteed minimum death benefit, if any. Annuitization: The Policy Value is used upon Annuitization. Annuity Commencement Date: The Annuity Commencement Date cannot be earlier than the first Policy anniversary. Rider Fees: Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 rider fees cannot be deducted from the Fixed Account if available. Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 rider fees cannot be deducted from the Stable Account. Ownership and Assignment: Restrictions on ownership change and assignments are not permitted.
North Dakota. Right to Cancel: Right to cancel period is 20 days.
Sending Forms and Transaction Requests in Good Order
We cannot process Your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: Your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section for how shares held by the Company would be voted.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay TCI an “override” on sales of policies which is not passed through to any selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through investment advisory firms, bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
Compensation to Investment Advisors and Broker-Dealers Selling the Policies. This Policy is sold through investment advisors who may charge You a fee to manage Your assets, including Your Policy Value. The policies may also be offered to the public through broker-dealers (advisors and broker-dealers are referred to as “selling firms”). The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies.
The selling firms are paid revenue share for the promotion and sale of the policies according to one or more schedules. The amount and timing of revenue share may vary depending on the agreement, and the share purchased, but the revenue share range is from 1.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers). Transamerica and TCI do not pay a commission to the agent or selling firm for the sale of this Policy.
Your financial professional may charge You an advisory fee for other services You receive which are separate from the fees for the Policy. Any advisory or other ongoing fee payment is set by the selling firm and is independent of us and TCI. Any such fee payments are covered in a separate agreement between you and your selling firm, and are in addition to the fees and expenses described in this prospectus. We are not responsible for any issues or disputes that arise out of any fee arrangement between You and any selling firm. We have not made any independent investigation of any selling firm nor do we endorse any selling firm or make any representations regarding their qualifications.
If You have a fee deducted directly from the Policy to pay a selling firm, You will be required to provide written authorization to us and Your account value will be reduced when the payments are deducted. The fee will no longer be available for deduction after the Policy is Annuitized. There may be tax consequences if You have a fee deducted directly from Your Policy to pay a selling firm. You should consult Your tax professional. If Your Policy is nonqualified, amounts deducted to pay Your selling firm will be treated like any other distribution for federal tax purposes, and may be included in gross income. If Your Policy is qualified, such deductions from Your Policy may not be treated as a taxable distribution if certain conditions are met. You should consider whether paying such fees from another source might be more appropriate for You. Additionally, deductions from the Policy for a fee to a selling firm will not only reduce Your Policy Value, but may have significant negative consequences to the value of any optional living benefit rider You have elected. You should consult Your sales representative.
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sells You the Policy may receive benefits related to the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask Your sales representative for further information about the compensation Your sales representative, and the selling firm that employs Your sales representative, may receive in connection with Your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to You. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and we or our affiliates may pay all or a portion of the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guarantees.
Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
During 2020, in general, payments calculated as a percentage of sales ranged from 7 basis points (0.07%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of 2020, TCI had revenue sharing agreements with more than 69 brokers and other financial intermediaries including, without limitation:
Advisor Group, Inc.• Ameriprise Financial Services, Inc. • AXA Advisors LLC •  BBVA Securities, Inc. •  Bruderman Brothers• Cadaret, Grant & Co. • Cambridge Investment Research, Inc. •  Centarus Financial, Inc. • Cetera Financial Group, Inc. •  CFD Investments, Inc. • Charles Schwab • Citigroup Global Markets, Inc. •  Citizens Securities Inc. • CUSO Financial • D.A. Davidson & Co., Inc. •  Edward D. Jones & Co., L.P. •  Equitable Network, LLC •  • Equity Services, Inc. • FSC Securities Corporation •  Financial Data Services, Inc. •  Geneos Wealth Management, Inc. • GWFS Equities Inc. •  GW Sherwold Associates, Inc.• Hantz Financial Services, Inc. • HD Investment Services • Huntington Investment Company •  Investacorp, Inc. • Infiniex Investments, Inc. • J.P. Morgan Securities LLC •  James T. Borello & Co, • Janney Montgomery Scott, LLC •  Kestra Investment Services •  KMS Financial Services Inc. • LPL Financial Corp. • Logan Group Securities • M&T Securities, Inc. • Merrill Lynch • MML Investors Services • Morgan Stanley Smith Barney • Mutual of Omaha Investor Services, Inc. • National Financial Services, Inc. • Next Financial • Oppenhaiemer & Co. • Park Avenue Securities•  Parkland Securities, LLC • Pershing LLC • Pursche Kaplan Sterling Financial •  Raymond James and Associates, Inc. • Raymond James Financial Services, Inc. • RBC Wealth Management • Royal Alliance Associates, Inc. • SagePoint Financial, Inc. • Securian Financial Services, Inc. • Securities America, Inc. • Securities Service Network, Inc. • Sigma Financial Corporation • Stifel Nicolaus & Company Inc.

•  SunTrust Investment Services Inc.• TD Ameritrade • Triad Advisors, Inc. • Trinity Wealth. • UBS Financial Services Inc.• United Planners Financial Services of America • US Bancorp Investments, Inc. • VOYA Financial Advisors, Inc. • Waddell Reed • Wells Fargo Advisors, LLC • Wentworth Financial Partners • Woodbury Financial Services
For the calendar year ended December 31, 2020 TCI paid approximately $34.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2021, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
No specific charge is assessed directly to Owners or the Separate Account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/Transamerica/TAHD/VA. You can also request this information at no cost by calling our Administrative Office at 1-800-525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: To maximize total return consistent with the Adviser's determination of reasonable risk	AB Balanced Wealth Strategy Portfolio - Class B Advised by: AllianceBernstein L.P.	1.02%	0.20%	1.22%	9.25%	7.85%	7.30%
Investment Objective: Long-term growth of capital.	AB Growth and Income Portfolio - Class B Advised by: AllianceBernstein L.P.	0.87%	0.20%	1.07%	2.47%	9.46%	11.29%
Investment Objective: To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds - Asset Allocation Fund Class 4 Advised by: Capital Research and Management CompanySM	0.80%	0.20%	1.00%	12.16%	10.31%	9.68%
Investment Objective: To provide growth of capital.	American Funds - Growth FundSM - Class 4 Advised by: Capital Research and Management CompanySM	0.86%	0.13%	0.99%	51.71%	22.44%	16.57%
Investment Objective: To achieve long-term growth of capital and income.	American Funds - Growth-Income FundSM - Class 4 Advised by: Capital Research and Management CompanySM	0.80%	0.13%	0.93%	13.25%	13.65%	12.47%
Investment Objective: To achieve long-term growth of capital.	American Funds - International FundSM - Class 4] Advised by: Capital Research and Management CompanySM	1.05%	0.13%	1.18%	13.66%	10.45%	6.43%
Investment Objective: Long-term capital appreciation.	American Funds - New World Fund® - Class 4 Advised by: Capital Research and Management CompanySM	1.09%	0.15%	1.24%	23.29%	13.05%	6.28%
Investment Objective: To provide as high a level of current income as is consistent with the preservation of capital.	American Funds - The Bond Fund of AmericaSM - Class 4 Advised by: Capital Research and Management CompanySM	0.71%	0.11%	0.82%	9.38%	4.66%	3.67%
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	DFA VA Global Bond Portfolio - Institutional Class Advised by: Dimensional Fund Advisors LP	0.24%	0.60%	0.84%	1.46%	2.24%	2.46%
Investment Objective: Seeks income and capital growth consistent with reasonable risk.	Fidelity ® VIP Balanced Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.73%	0.30%	1.03%	22.13%	12.47%	10.10%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Consumer Staples - Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	11.78%	8.09%	11.00%
Investment Objective: Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.86%	0.20%	1.06%	30.23%	15.90%	13.23%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Energy Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.94%	0.30%	1.24%	-32.88%	-6.36%	-4.77%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Health Care Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.89%	0.30%	1.19%	21.28%	-	-
Investment Objective: Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.87%	0.20%	1.07%	17.87%	10.79%	9.22%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Technology Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.63%	0.50%	1.13%	64.95%	31.10%	20.09%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Utilities Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	-0.12%	12.50%	11.16%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.91%	0.20%	1.11%	8.02%	9.23%	9.21%
Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund - Class 3 Advised by: SSGA Funds Management, Inc.	0.85%	-	-	6.14%	6.97%	6.12%
Investment Objective: Seeks long-term capital appreciation and current income.	Transamerica 60/40 Allocation VP - Service Class Advised by: Transamerica Asset Management, Inc.	0.76%	-	-	4.68%	7.43%	6.33%
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.88%	-	-	4.68%	7.43%	6.33%
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.94%	-	-	-7.59%	6.06%	7.92%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.84%	-	-	8.66%	3.45%	3.08%
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Transamerica American Funds Managed Risk VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.12%	-	-	4.29%	7.13%	5.54%
Investment Objective: Seeks to maximize total return.	Transamerica BlackRock Global Real Estate Securities VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.06%	-	-	-0.51%	4.43%	5.45%
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.62%	-	-	0.25%	0.54%	0.27%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class(3) Sub-Advised by: BlackRock Investment Management, LLC	0.93%	-	-	6.65%	5.72%	4.37%
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class(4) Sub-Advised by: BlackRock Investment Management, LLC	0.92%	-	-	3.25%	5.34%	4.29%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class(5) Sub-Advised by: BlackRock Investment Management, LLC	0.95%	-	-	-2.08%	4.70%	3.97%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class(6) Sub-Advised by: BlackRock Investment Management, LLC	0.91%	-	-	-0.55%	4.13%	4.38%
Investment Objective: Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Growth VP - Service Class(7) Sub-Advised by: BlackRock Investment Management, LLC	0.93%	-	-	-2.17%	4.07%	4.80%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	-	9.45%	6.11%	4.96%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 50 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	-	9.72%	-	-
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.	Transamerica BlackRock iShares Edge 75 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	-	10.26%	-	-
Investment Objective: Seeks long-term capital appreciation.	Transamerica BlackRock iShares Edge 100 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.73%	-	-	9.88%	-	-
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.02%	-	-	13.19%	8.21%	7.16%
Investment Objective: Seeks long-term capital appreciation with current income as a secondary objective.	Transamerica Goldman Sachs 70/30 Allocation VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	1.15%	-	-	-	-	-
Investment Objective: Seeks long-term capital appreciation.	Transamerica International Focus VP - Service Class(8) Sub-Advised by: Epoch Investment Partners, Inc.	1.06%	-	-	20.58%	9.84%	6.87%
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Capital Management LLC	1.01%	-	-	14.31%	11.08%	8.10%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Capital Management LLC	1.08%	-	-	18.93%	15.26%	10.59%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	-	-	11.25%	7.26%	5.42%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.12%	-	-	24.36%	12.96%	9.47%
Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.05%	-	-	12.28%	8.58%	6.47%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.10%	-	-	14.66%	10.08%	7.56%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica JPMorgan Core Bond VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	-	-	7.16%	4.11%	3.56%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.88%	-	-	19.86%	14.54%	13.19%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	-	-	14.54%	7.82%	5.19%
Investment Objective: Seeks growth from capital appreciation.	Transamerica JPMorgan Mid Cap Value VP–Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.13%	-	-	1.03%	7.68%	10.02%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.06%	-	-	12.10%	6.55%	5.46%
Investment Objective: Seeks high total return through the combination of income and capital appreciation.	Transamerica Madison Diversified Income VP - Service Class Sub-Advised by: Madison Asset Management. LLC	1.04%	-	-	7.95%	7.58%	6.27%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Managed Risk - Balanced ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.66%	-	-	4.19%	6.24%	5.47%
Investment Objective: Seeks current income and preservation of capital.	Transamerica Managed Risk - Conservative ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	-	-	4.91%	5.57%	4.94%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Managed Risk - Growth ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.69%	-	-	4.22%	7.46%	6.53%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC(9)	0.97%	-	-	20.33%	9.88%	8.07%
Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.98%	-	-	117.29%	31.88%	22.37%
Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP - Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.07%	-	-	18.34%	8.86%	6.40%
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.24%	-	-	6.49%	4.93%	3.29%
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	Transamerica MSCI EAFE Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.43%	0.15%	0.58%	7.81%	-	-
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.87%	-	-	15.60%	10.58%	9.63%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.11%	-	-	8.86%	7.44%	5.08%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.12%	-	-	9.89%	7.27%	4.39%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.14%	-	-	9.09%	8.07%	4.64%
Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica PIMCO Total Return VP – Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	-	-	7.40%	4.29%	3.65%
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.	Transamerica PineBridge Inflation Opportunities VP - Service Class Sub-Advised by: PineBridge Investments LLC	0.82%	-	-	8.69%	4.39%	2.66%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Rothschild & Co Large Cap Value VP - Service Class Sub-Advised by: Rothschild & Co Asset Management US Inc. (“Rothschild”)	1.20%	-	-	-0.61%	-	-

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index	Transamerica S&P 500 Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.39%	0.15%	0.54%	17.98%	-	-
Investment Objective: Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.08%	-	-	3.74%	9.78%	9.58%
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.06%	-	-	23.30%	15.44%	14.12%
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TS&W International Equity VP – Service Class Sub-Advised by: Thompson, Siegel & Walmsley LLC	1.13%	-	-	6.20%	5.97%	4.66%
Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.90%	-	-	36.94%	20.37%	15.64%
Investment Objective: To provide long-term capital appreciation and reasonable current income.	Vanguard ® VIF Balanced Portfolio Advised by: Wellington Management Company, LLP	0.20%	0.60%	0.80%	10.68%	10.77%	9.88%
Investment Objective: To provide current income and low to moderate capital appreciation.	Vanguard ® VIF Conservative Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.93%	11.73%	8.10%	7.38%
Investment Objective: Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Advised by: Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.	0.38%	0.60%	0.98%	57.58%	21.30%	12.10%
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard ® VIF Mid-Cap Index Portfolio Advised by: Vanguard Equity Investment Group	0.17%	0.60%	0.77%	18.07%	13.14%	12.26%
Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard ® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.73%	13.77%	9.80%	-
Investment Objective: Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measure the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard VIF Real Estate Index Portfolio Advised by: Vanguard Equity Investment Group	0.26%	0.60%	0.86%	-4.85%	5.66%	8.60%
Investment Objective: Seeks to provide current income while maintaining limited price volatility.	Vanguard VIF Short-Term Investment-Grade Portfolio Advised by: Vanguard's Fixed Income Group	0.14%	0.60%	0.74%	5.49%	3.39%	2.73%
Investment Objective: Seeks to track the performance of a broad, market-weighted bond index.	Vanguard VIF Total Bond Market Index Portfolio Advised by: Vanguard's Fixed Income Group	0.14%	0.60%	0.74%	7.58%	4.36%	3.71%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
(1)	Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
(3)	Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Conservative VP will be renamed Transamerica BlackRock iShares Active Asset Allocation - Conservative VP.
(4)	Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Moderate VP will be renamed Transamerica BlackRock iShares Active Asset Allocation - Moderate VP.
(5)	Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Moderate Growth VP will be renamed Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP.
(6)	Effective on or about November 1, 2021 Transamerica Legg Mason Dynamic Allocation - Balanced VP will be renamed Transamerica BlackRock iShares Dynamic Allocation - Balanced VP.
(7)	Effective on or about November 1, 2021 Transamerica Legg Mason Dynamic Allocation - Growth VP will be renamed Transamerica BlackRock iShares Dynamic Allocation - Growth VP.
(8)	Effective on or about November 1, 2021 Transamerica International Growth VP sub-advised by TDAM USA Inc. will be renamed Transamerica International Focus VP and will be sub-advised by Epoch Investment Partners, Inc.
(9)	Effective on or about September 27, 2021 Transamerica Market Participation Strategy VP will have a sub-adviser change from Quantitative Management Associates LLC (QMA LLC) to PGIM Quantitative Solutions LLC.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
There are no Portfolios that have been closed to new investments or new investors.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Guaranteed Minimum Death Benefits and our Guaranteed Lifetime Withdrawal Benefits except for the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders.  See Appendix - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Investment Options.
	Return of Premium Death Benefit	Annual Step-Up Death Benefit	Retirement Income Max® 1.2 Rider	Retirement Income Choice® 1.7 Rider	Retirement Income Choice® 1.7 Rider
Subaccounts				Prior to 9/1/2020 Group A, B or C	9/1/2020 and After Group A, B or C
AB Balanced Wealth Strategy Portfolio - Class B	√	√		A	B
AB Growth and Income Portfolio - Class B	√	√		A	A
American Funds - Asset Allocation Fund Class 4	√	√		A	B
American Funds - The Bond Fund of AmericaSM - Class 4	√	√	√	A	C
American Funds - Growth FundSM - Class 4	√	√		A	A
American Funds - Growth-Income FundSM - Class 4	√	√		A	A
American Funds - International FundSM - Class 4	√	√		A	A
American Funds - New World Fund® - Class 4	√	√		A	A
DFA VA Global Bond Portfolio - Institutional Class	√	√	√	A	C
Fidelity ® VIP Balanced Portfolio - Service Class 2	√	√		A	B
Fidelity ® VIP Consumer Staples - Initial Class	√	√		A	A
Fidelity ® VIP Contrafund® Portfolio - Service Class 2	√	√		A	A
Fidelity ® VIP Energy Portfolio - Service Class 2	√	√		A	A
Fidelity ® VIP Health Care Portfolio - Service Class 2	√	√		A	A
Fidelity ® VIP Mid Cap Portfolio - Service Class 2	√	√		A	A
Fidelity ® VIP Technology Portfolio - Initial Class	√	√		A	A
Fidelity ® VIP Utilities Portfolio - Initial Class	√	√		A	A
Fidelity ® VIP Value Strategies Portfolio - Service Class 2	√	√		A	A
State Street Total Return V.I.S. Fund - Class 3	√	√		A	B
TA 60/40 Allocation - Service Class	√	√		A	B
TA Aegon High Yield Bond - Service Class	√	√		A	B
TA Aegon Sustainable Equity Income - Service Class	√	√		A	A
TA Aegon U.S. Government Securities - Service Class	√	√	√	A	C
TA American Funds Managed Risk - Balanced - Service Class(1)	√	√		A	B
TA BlackRock Global Real Estate Securities - Service Class	√	√		A	A
TA BlackRock Government Money Market - Service Class	√	√	√	A	C
TA BlackRock iShares Active Asset Allocation - Conservative - Service Class(1)	√	√	√	A	B
TA BlackRock iShares Active Asset Allocation - Moderate - Service Class(1)	√	√	√	A	B
TA BlackRock iShares Active Asset Allocation - Moderate Growth - Service Class(1)	√	√		A	B
TA BlackRock iShares Dynamic Allocation - Balanced - Service Class(1)	√	√	√	A	B
TA BlackRock iShares Dynamic Allocation - Growth - Service Class(1)	√	√		A	B
TA BlackRock iShares Edge 40- Service Class	√	√	√	A	B
TA BlackRock iShares Edge 50 - Service Class	√	√	√	A	B

Designated Investment Options — (Continued)
	Return of Premium Death Benefit	Annual Step-Up Death Benefit	Retirement Income Max® 1.2 Rider	Retirement Income Choice® 1.7 Rider	Retirement Income Choice® 1.7 Rider
Subaccounts				Prior to 9/1/2020 Group A, B or C	9/1/2020 and After Group A, B or C
TA BlackRock iShares Edge 75 - Service Class	√	√		A	B
TA BlackRock iShares Edge 100 - Service Class	√	√		A	A
TA BlackRock Tactical Allocation - Service Class(1)	√	√		A	B
TA Goldman Sachs 70/30 - Service Class	√	√		A	B
TA International Focus - Service Class	√	√		A	A
TA Janus Balanced - Service Class	√	√		A	B
TA Janus Mid-Cap Growth - Service Class	√	√		A	A
TA JPMorgan Asset Allocation - Conservative - Service Class(1)	√	√	√	A	B
TA JPMorgan Asset Allocation - Growth - Service Class	√	√		A	A
TA JPMorgan Asset Allocation - Moderate - Service Class(1)	√	√	√	A	B
TA JPMorgan Asset Allocation - Moderate Growth - Service Class(1)	√	√		A	B
TA JPMorgan Core Bond - Service Class	√	√	√	A	C
TA JPMorgan Enhanced Index - Service Class	√	√		A	A
TA JPMorgan International Moderate Growth - Service Class(1)	√	√		A	B
TA JPMorgan Mid Cap Value - Service Class	√	√		A	A
TA JPMorgan Tactical Allocation - Service Class	√	√	√	A	B
TA Madison Diversified Income - Service Class	√	√	√	A	B
TA Managed Risk - Balanced ETF - Service Class(1)	√	√	√	A	B
TA Managed Risk - Conservative ETF - Service Class(1)	√	√	√	A	B
TA Managed Risk - Growth ETF - Service Class(1)	√	√		A	B
TA Market Participation Strategy - Service Class	√	√		A	B
TA Morgan Stanley Capital Growth - Service Class	√	√		A	A
TA Morgan Stanley Global Allocation - Service Class	√	√		A	B
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(1)	√	√		A	B
TA MSCI EAFE Index - Service Class	√	√		A	A
TA Multi-Managed Balanced - Service Class	√	√		A	B
TA PIMCO Tactical - Balanced - Service Class(1)	√	√		A	B
TA PIMCO Tactical - Conservative - Service Class(1)	√	√		A	B
TA PIMCO Tactical - Growth - Service Class(1)	√	√		A	B
TA PIMCO Total Return - Service Class	√	√	√	A	C
TA PineBridge Inflation Opportunities - Service Class	√	√	√	A	C
TA S&P 500 Index - Service Class	√	√		A	A
TA Rothschild & Co Large Cap Value - Service Class	√	√		A	A
TA Small Mid Cap Value - Service Class	√	√		A	A
TA T. Rowe Price Small Cap - Service Class	√	√		A	A
TA TS&W International Equity - Service Class	√	√		A	A
TA WMC US Growth - Service Class	√	√		A	A
Vanguard ® VIF Balanced Portfolio	√	√		A	B

Designated Investment Options — (Continued)
	Return of Premium Death Benefit	Annual Step-Up Death Benefit	Retirement Income Max® 1.2 Rider	Retirement Income Choice® 1.7 Rider	Retirement Income Choice® 1.7 Rider
Subaccounts				Prior to 9/1/2020 Group A, B or C	9/1/2020 and After Group A, B or C
Vanguard ® VIF Conservative Allocation Portfolio	√	√	√	A	B
Vanguard VIF International Portfolio	√	√		A	A
Vanguard ® VIF Mid-Cap Index Portfolio	√	√		A	A
Vanguard ® VIF Moderate Allocation Portfolio	√	√		A	B
Vanguard VIF Real Estate Index Portfolio	√	√		A	A
Vanguard VIF Short-Term Investment-Grade Portfolio	√	√		A	C
Vanguard VIF Total Bond Market Index Portfolio	√	√		A	C
Fixed Account	√	√	√	A	C
(1)	This Subaccount invests in an underlying fund portfolio that utilized a volatility management strategy as part of its investment objective and/or principal investment strategy. See Investment Restrictions earlier in the prospectus for information on how volatility management strategies may impact Your Policy Value in certain optional riders.
Certain designated investment options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated investment option at any time. In some cases, a designated investment option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated investment option, please contact Your financial intermediary or our Administrative Office.

APPENDIX
Transamerica Principal OptimizerSM AND Transamerica Income EdgeSM 1.2 Investment Options
The table below identifies the Select Investment Options and Flexible Investment Options available for use with the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders.
	Select Investment Options	Flexible Investment Options
Subaccounts
AB Balanced Wealth Strategy Portfolio - Class B		√
AB Growth and Income Portfolio - Class B		√
American Funds - Asset Allocation Fund Class 4		√
American Funds - The Bond Fund of AmericaSM - Class 4	√
American Funds - Growth FundSM - Class 4		√
American Funds - Growth-Income FundSM - Class 4		√
American Funds - International FundSM - Class 4		√
American Funds - New World Fund® - Class 4		√
DFA VA Global Bond Portfolio - Institutional Class	√
Fidelity ® VIP Balanced Portfolio - Service Class 2		√
Fidelity ® VIP Consumer Staples - Initial Class		√
Fidelity ® VIP Contrafund® Portfolio - Service Class 2		√
Fidelity ® VIP Energy Portfolio - Service Class 2		√
Fidelity ® VIP Health Care Portfolio - Service Class 2		√
Fidelity ® VIP Mid Cap Portfolio - Service Class 2		√
Fidelity ® VIP Technology Portfolio - Initial Class		√
Fidelity ® VIP Utilities Portfolio - Initial Class		√
Fidelity ® VIP Value Strategies Portfolio - Service Class 2		√
State Street Total Return V.I.S. Fund - Class 3		√
TA 60/40 Allocation - Service Class		√
TA Aegon High Yield Bond - Service Class		√
TA Aegon Sustainable Equity Income - Service Class		√
TA Aegon U.S. Government Securities - Service Class	√
TA American Funds Managed Risk - Balanced - Service Class(1)		√
TA BlackRock Global Real Estate Securities - Service Class		√
TA BlackRock Government Money Market - Service Class	√
TA BlackRock iShares Active Asset Allocation - Conservative - Service Class(1)		√
TA BlackRock iShares Active Asset Allocation - Moderate - Service Class(1)		√
TA BlackRock iShares Active Asset Allocation - Moderate Growth - Service Class(1)		√
TA BlackRock iShares Dynamic Allocation - Balanced - Service Class(1)		√
TA BlackRock iShares Dynamic Allocation - Growth - Service Class(1)		√
TA BlackRock iShares Edge 40- Service Class		√
TA BlackRock iShares Edge 50 - Service Class		√
TA BlackRock iShares Edge 75 - Service Class		√
TA BlackRock iShares Edge 100 - Service Class		√

Transamerica Principal OptimizerSM AND Transamerica Income EdgeSM 1.2 Investment Options — (Continued)
	Select Investment Options	Flexible Investment Options
Subaccounts
TA BlackRock Tactical Allocation - Service Class(1)		√
TA Goldman Sachs 70/30 - Service Class		√
TA International Focus - Service Class		√
TA Janus Balanced - Service Class		√
TA Janus Mid-Cap Growth - Service Class		√
TA JPMorgan Asset Allocation - Conservative - Service Class(1)		√
TA JPMorgan Asset Allocation - Growth - Service Class		√
TA JPMorgan Asset Allocation - Moderate - Service Class(1)		√
TA JPMorgan Asset Allocation - Moderate Growth - Service Class(1)		√
TA JPMorgan Core Bond - Service Class	√
TA JPMorgan Enhanced Index - Service Class		√
TA JPMorgan International Moderate Growth - Service Class(1)		√
TA JPMorgan Mid Cap Value - Service Class		√
TA JPMorgan Tactical Allocation - Service Class		√
TA Madison Diversified Income - Service Class		√
TA Managed Risk - Balanced ETF - Service Class(1)		√
TA Managed Risk - Conservative ETF - Service Class(1)		√
TA Managed Risk - Growth ETF - Service Class(1)		√
TA Market Participation Strategy - Service Class(1)		√
TA Morgan Stanley Capital Growth - Service Class		√
TA Morgan Stanley Global Allocation - Service Class		√
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(1)		√
TA MSCI EAFE Index - Service Class		√
TA Multi-Managed Balanced - Service Class		√
TA PIMCO Tactical - Balanced - Service Class(1)		√
TA PIMCO Tactical - Conservative - Service Class(1)		√
TA PIMCO Tactical - Growth - Service Class(1)		√
TA PIMCO Total Return - Service Class	√
TA PineBridge Inflation Opportunities - Service Class	√
TA Rothschild & Co Large Cap Value - Service Class		√
TA S&P 500 Index - Service Class		√
TA Small Mid Cap Value - Service Class		√
TA T. Rowe Price Small Cap - Service Class		√
TA TS&W International Equity - Service Class		√
TA WMC US Growth - Service Class		√
Vanguard ® VIF Balanced Portfolio		√
Vanguard ® VIF Conservative Allocation Portfolio		√
Vanguard VIF International Portfolio		√
Vanguard ® VIF Mid-Cap Index Portfolio		√
Vanguard ® VIF Moderate Allocation Portfolio		√

Transamerica Principal OptimizerSM AND Transamerica Income EdgeSM 1.2 Investment Options — (Continued)
	Select Investment Options	Flexible Investment Options
Subaccounts
Vanguard VIF Real Estate Index Portfolio		√
Vanguard VIF Short-Term Investment-Grade Portfolio	√
Vanguard VIF Total Bond Market Index Portfolio	√
(1)	This Subaccount invests in an underlying fund portfolio that utilized a volatility management strategy as part of its investment objective and/or principal investment strategy. See Investment Restrictions earlier in the prospectus for information on how volatility management strategies may impact Your Policy Value in certain optional riders.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

APPENDIX
static allocations
The following are Static Allocations available as investment options as of December 1, 2021.
American Funds Static Allocation:	Allocation %
American Funds - Asset Allocation Fund Class 4	37.5%
American Funds - The Bond Fund of AmericaSM - Class 4	50.0%
American Funds - Growth FundSM - Class 4	7.5%
American Funds - International FundSM - Class 4	5.0%

Transamerica Static Allocation – Active:	Allocation %
TA Aegon High Yield Bond - Service Class	5.0%
TA International Focus - Service Class	3.0%
TA JPMorgan Core Bond - Service Class	65.0%
TA Rothschild & Co Large Cap Value - Service Class	16.0%
TA T. Rowe Price Small Cap - Service Class	3.0%
TA WMC US Growth - Service Class	8.0%

Transamerica Static Allocation – Passive:	Allocation %
TA JPMorgan Core Bond - Service Class	65.0%
TA MSCI EAFE Index - Service Class	4.0%
TA S&P 500 Index - Service Class	31.0%

APPENDIX
Advisory Fee Withdrawal Examples
Listed below are the abbreviations that will be used in the following Appendix for Your reference.
1. Withdrawal Base Components (“WBC”);
2. Withdrawal Percentage (WP”);
3. Rider Withdrawal Amount (“RWA”); and
4. Rider Death Benefit (“RDB”).
An Advisory Fee Withdrawal is a withdrawal deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer on Your behalf. Applying the Advisory Fee Withdrawal Maximum Percentage shown in Your contract to Your Policy Value determines the Maximum Advisory Fee Amount allowed for Advisory Fee Withdrawals which will not negatively impact the benefits of Your Policy. When an Advisory Fee Withdrawal is taken, certain aspects of the Policy and optional riders can be affected. The below examples reflect the impacts of taking Advisory Fee Withdrawals.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will be treated as a withdrawals for purposes of calculating Policy Value, Minimum Required Cash Value, Additional Death Distribution +, and Required Minimum Distributions.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will not be treated as a withdrawals for purposes of calculating Excess Interest Adjustment (if applicable), Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Guaranteed Minimum Death Benefits.
Advisory Fee Withdrawals that are in excess of the Advisory Fee Withdrawal Maximum Percentage will be treated as a withdrawals for purposes of calculating Excess Interest Adjustment, Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Adjusted Withdrawals (for Return of Premium and Step-up Death Benefits).
Example 1 (Non-Excess Advisory Fee Withdrawal):
Assumptions:
Maximum Advisory Fee Amount = $4,000
Advisor Fee withdrawal = $4,000
Question: Is any portion of the Advisory Fee Withdrawal greater than the Maximum Advisory Fee Amount?
No. There is no excess Advisory Fee Withdrawal since no more than $4,000 was deducted.
Result. In this example, any amount of Advisory Fee Withdrawal will be treated as a withdrawal and will reduce the Policy Value, Minimum Required Cash Value, Additional Death Distribution +, and Required Minimum Distribution values. Excess Interest Adjustment, the Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Guaranteed Minimum Death Benefits will not consider the Advisory Fee Withdrawal as a withdrawal for purposes of calculating their respective values. Highest Policy Value on the Valuation Frequency Dates will still be included in the Rider Anniversary calculation and the Growth Percentage in the Growth Component or Growth Basis of the guaranteed living withdrawal benefit rider (if applicable) will not go to zero. The WP of the guaranteed living withdrawal benefit rider will not be established if it hasn’t been already.
Example 2 (Excess Advisory Fee Withdrawal):
Assumptions:
Maximum Advisory Fee Amount = $4,000
RWA = $5,000
Advisory Fee Withdrawal = $5,000
Question 1: Is any portion of the Advisory Fee Withdrawal greater than the Maximum Advisory Fee Amount?
Yes. There is an excess Advisory Fee Withdrawal amount since the Advisory Fee Withdrawal was more than $4,000
Excess Advisor Fee Withdrawal = $1,000 ($5,000 - $4,000)
Question 2: Is any portion of the Excess Advisory Fee Withdrawal greater than the RWA?
No. There is no excess RWA since no more than $5,000 was deducted.

Advisory Fee Withdrawal Examples — (Continued)
Result. In this example, Excess Interest Adjustment, the Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, RWA, RDB, Guaranteed Future Value and Guaranteed Minimum Death Benefits will consider the Advisory Fee Withdrawal as a withdrawal and their values will be adjusted accordingly. The Growth Percentage in the Growth Component or Growth Basis of the guaranteed living withdrawal benefit rider (if applicable) will go to zero. The WP of the guaranteed living withdrawal benefit rider will be established if it hasn’t been already.
Example 3 (Excess Advisory Fee Withdrawal in excess of the RWA):
Assumptions:
Maximum Advisory Fee Amount = $4,000
RWA = $5,000
Advisory Fee Withdrawal = $10,000
Question 1: Is any portion of the Advisory Fee Withdrawal greater than the Maximum Advisory Fee Amount?
Yes. There is an excess Advisory Fee Withdrawal amount since the Advisory Fee Withdrawal was more than $4,000
Excess Advisory Fee Withdrawal = $6,000 ($10,000 - $4,000)
Question 2: Is any portion of the Excess Advisory Fee Withdrawal greater than the RWA?
Yes. There is an excess RWA since the Excess Advisory Fee Withdrawal was more than $5,000.
Excess Advisory Fee Withdrawal = $1,000 ($6,000 - $5,000)
Result. In this example, because there was an Advisory Fee Withdrawal in excess of both the Maximum Advisory Fee amount, and the RWA, the Withdrawal Base, and WBC will be adjusted accordingly. Highest Policy Value on the Valuation Frequency Dates of the guaranteed living withdrawal benefit rider would be excluded from any Rider Anniversary calculations.

APPENDIX
Excess Interest Adjustment Examples
Money that You surrender from, transfer out of, or apply to an Annuity Payment Option, from a Guaranteed Period Option of the Fixed Account before the end of its guaranteed period (the number of years You specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment (“EIA”). If, at the time of such transactions interest rates set by us have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value.
Excess Interest Adjustments will not reduce the Adjusted Policy Value for a Guaranteed Period Option below the premium payments and transfers to that Guaranteed Period Option, less any prior withdrawals and transfers from the Guaranteed Period Option, plus interest at the policy's minimum guaranteed effective annual interest rate. This is referred to as the Excess Interest Adjustment floor.
The formula that will be used to determine the Excess Interest Adjustment is:
S* (G-C)* (M/12)
S	=	Is the amount (before premium taxes and the application of any Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the Excess Interest Adjustment.
G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=	Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this Policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month; and
M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months.
*	=	Multiplication
The following examples are for illustrative purposes only and are calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. In the following examples ^ denotes exponentiation. Please note the exponentiation represents the compounding of the interest rate.

Excess Interest Adjustment Examples — (Continued)
Example 1 (Full Surrender, rates increase by 4%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Guaranteed minimum interest rate = 1.50%
Surrender = Middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of Policy Year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to Excess Interest Adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess Interest Adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess Interest Adjustment S * (G - C) * (M/12) where:	G = .055 C = .095 M = 30 = 50,000.00 * (.055 - .095) * (30/12)
= -5,000.00, but Excess Interest Adjustment cannot cause the Adjusted Policy Value to fall below the Excess Interest Adjustment floor, so the adjustment is limited to 51,896.14 - 57,161.18 = -5,265.03
Adjusted Policy Value = Policy Value + Excess Interest Adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Cash Value at middle of Policy Year 3 = Policy Value + Excess Interest Adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Upon full surrender of the policy, the minimum Cash Value will never be less than that required by the non-forfeiture laws of Your state.
Example 2 (Full Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Guaranteed minimum interest rate = 1.50%
Surrender = Middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of Policy Year 3	= 57,161.18 – 50,000.00 = 7,161.18
Amount subject to Excess Interest Adjustment	= 57,161.18 –7,161.18 = 50,000.00
Excess Interest Adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess Interest Adjustment S * (G - C) * (M/12) where:	G = .055 C = .045 M = 30 = 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted Policy Value	= 57,161.18 + 1,250.00 = 58,411.18
Cash Value at middle of Policy Year 3 = Policy Value + Excess Interest Adjustment	= 57,161.18 + 1,250.00 = 58,411.18
Upon full surrender of the policy, the minimum Cash Value will never by less than that required by the non-forfeiture laws of your state.

Excess Interest Adjustment Examples — (Continued)
On a withdrawal, the Company will pay the policyholder the full amount of withdrawal requested (as long as the Policy Value is sufficient). Amounts withdrawn will reduce the Policy Value by an amount equal to:
R - E
R	=	the requested withdrawal;
E	=	the Excess Interest Adjustment
Example 3 (Partial Withdrawal, rates increase by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Partial Withdrawal = $20,000 in the middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of contract year 3	= 57,161.18 – 50,000.00 = 7,161.18
Excess Interest Adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .065 M = 30 = 12,838.82 * (.055 - .065) * (30/12) = - 320.97
Remaining Policy Value at middle of Policy Year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 - (-320.97)) = 36,840.21
Example 4 (Partial Withdrawal, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Partial Withdrawal = $20,000 in the middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of Policy Year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess Interest Adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .045 M = 30 = 12,838.82 * (.055 - .045) * (30/12) = 320.97
Remaining Policy Value at middle of Policy Year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 – 320.97) = 37,482.15

APPENDIX
Death Benefit
Adjusted Withdrawals. If You take a withdrawal, then Your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between Your Death Proceeds and Policy Value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the Death Proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:
AW = adjusted withdrawal
GW= gross withdrawal
DP = Death Proceeds prior to the withdrawal = greatest of (PV, CV, or GMDB)
PV = Policy Value prior to the withdrawal
GMDB = guaranteed minimum death benefit prior to the withdrawal
CV = Cash Value prior to the withdrawal
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and Policy Value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$50,000) = $23,241
Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in Policy Value	=$15,494
New guaranteed minimum death benefit amount	=$51,759
New Policy Value (after withdrawal)	=$34,506
The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.
Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$75,000) = $15,494
Summary:
Reduction in guaranteed minimum death benefit	=$15,494
Reduction in Policy Value	=$15,494
New guaranteed minimum death benefit amount	=$34,506
New Policy Value (after withdrawal)	=$59,506
The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole Owner and Annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.
End of Year	Net Rate of Return*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB	Policy Value (Annual Step-up GMDB Elected)	Annual Step-Up GMDB
Issue	N/A	$100,000	$100,000	$100,000	$100,000	$100,000
1	-32.65%	$ 67,150	$ 67,050	$100,000	$ 66,750	$100,000
2	25.66%	$ 84,246	$ 84,054	$100,000	$ 83,478	$100,000
3	23.62%	$103,977	$103,655	$100,000	$102,694	$102,694
4	3.53%	$107,439	$107,003	$100,000	$105,703	$105,703
5	12.12%	$120,246	$119,651	$100,000	$117,880	$117,880
6	17.51%	$141,061	$140,243	$100,000	$137,814	$137,814
7	10.27%	$155,266	$154,225	$100,000	$151,140	$151,140
8	-0.27%	$154,536	$153,346	$100,000	$149,825	$151,140
9	7.39%	$165,647	$164,218	$100,000	$159,998	$159,998
10	13.58%	$187,810	$186,027	$100,000	$180,766	$180,766
*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base Policy fees and hypothetical death benefit fees. For purposes of this example we assumed a Mortality and Expense Risk Fee and Administrative Charge of 0.20% for Policy Value, 0.30% for Return of Premium and 0.60% for Annual Step-Up. Different hypothetical returns and fees would produce different results.

APPENDIX
ADDITIONAL DEATH DISTRIBUTIONSM RIDER – No longer available
The following example illustrates the Additional Death DistributionSM additional death benefit payable by this rider as well as the effect of a withdrawal on the Additional Death DistributionSM benefit amount. The Annuitant is less than age 71 on the Rider Date.
Example 1
Assumptions:
Policy Value on the rider date = $100,000
Premiums paid after the rider date before surrender = $25,000
Gross withdrawals after the rider date = $30,000
Policy Value on date of surrender = $150,000
Summary:
Rider earnings on date of surrender (Policy Value on date of surrender – Policy Value on rider date – premiums paid after rider date + surrenders since rider date that exceeded rider earnings = $150,000 - $100,000 - $25,000 + 0):	$ 25,000
Amount of surrender that exceeds rider earnings ($30,000 - $25,000):	$ 5,000
Base Policy death benefit (assumed) on the date of death benefit calculation:	$200,000
Policy Value on the date of death benefit calculations:	$175,000
Rider earnings (= Policy Value on date of death benefit calculations – Policy Value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $175,000 - $100,000 - $25,000 + $5,000):	$ 55,000
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $55,000):	$ 22,000
Total death benefit paid (= base Policy death benefit plus additional death benefit amount):	$222,000
Example 2
Assumptions:
Policy Value on the rider date = $100,000
Premiums paid after the rider date before surrender = $0
Gross withdrawals after the rider date = $0
Base Policy death benefit (assumed) on the date of death benefit calculation = $100,000
Policy Value on the date of death benefit calculations = $75,000
Summary:
Rider earnings (= Policy Value on date of death benefit calculations – Policy Value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $75,000 - $100,000 - $0 + $0):	$ 0
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $0):	$ 0
Total death benefit paid (= base Policy death benefit plus additional death benefit amount):	$100,000

APPENDIX
ADDITIONAL DEATH DISTRIBUTION+SM RIDER – no longer available
Assume the Additional Death Distribution+SM rider is added to a new Policy opened with $100,000 initial premium payment. The Annuitant is less than age 70 on the rider date. On the first and second rider anniversaries, the Policy Value is $110,000 and $95,000 respectively when the rider fees are deducted. The Annuitant adds a $25,000 premium payment in the 3rd rider year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th rider year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the Death Proceeds are equal to $145,000.
Example 1
Assumptions:
Account value on rider date (equals initial Policy Value since new Policy) = $100,000
Additional death benefit during first rider year = $0
Rider fee on first rider anniversary (= rider fee * Policy Value = 0.55% * $110,000) = $605
Additional death benefit during 2nd rider year (= sum of total rider fees paid) = $605
Summary:
Rider fee on second rider anniversary (= rider fee * Policy Value = 0.55% * $95,000)	$ 522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$ 1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= account value less premiums added since rider date = $115,000 – $0)	$115,000.00
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000.00
Rider benefit base in 4th rider year prior to withdrawal (= account value less premiums added since rider date = $145,000 - $25,000)	$120,000.00
Rider benefit base in 4th rider year after withdrawal = (account value less premiums added since rider date =$110,000 - $25,000)	$ 85,000.00
Rider benefit base in 5th rider year (= $130,000 - $25,000)	$105,000.00
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$ 31,500.00
Total Death Proceeds in 5th rider year (= base Policy Death Proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500.00

APPENDIX
Guaranteed Lifetime Withdrawal Benefit - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders – REBALANCING EXAMPLES
NOTE: The following demonstrates, on a purely hypothetical basis, the rebalancing mechanics of this Guaranteed Lifetime Withdrawal Benefit. The Investment Restrictions, rider fee percentages and withdrawal percentages for Your rider may vary from the percentages used below.
Rebalancing Examples
The following examples assume the initial premium allocations listed in the table below, which we assume satisfy the premium investment requirements provided in the Rate Sheet Prospectus Supplement.
Investment Option Allocations:	Initial Premium Allocations	Initial Premium Allocation Percentages
Stable Account	$ 20,000	20%
Select Investment Option Fund A	$ 13,000	13%
Select Investment Option Fund B	$ 13,000	13%
Select Investment Option Fund C	$ 4,000	4%
Total Select Investment Options	$ 30,000	30%
Flexible Investment Option Fund A	$ 14,000	14%
Flexible Investment Option Fund B	$ 14,000	14%
Flexible Investment Option Fund C	$ 22,000	22%
Total Flexible Investment Options	$ 50,000	50%
Total Investments	$100,000	100%
Example 1: Calculation at rider issue for the rebalance allocations:
The Stable Account portion of the Policy Value is not included in the quarterly Rebalance, therefore the rebalancing allocation percentages are calculated by multiplying the initial premium allocation percentages for the Select Investment Options and Flexible Investment Options by a ratio. The ratio is calculated by taking 100%, divided by 100% less the Stable Account premium allocation percentage. The ratio for this example would be 100% / (100% - 20%) = 1.25.
Investment Option Allocations:	Initial Allocations	Initial Allocation Percentages	Rebalancing Allocation Percentages
Stable Account	$ 20,000	20%	N/A
Total Select Investment Options	$ 30,000	30%	37.5%
Total Flexible Investment Options	$ 50,000	50%	62.5%
Total Investments	$100,000	100%	100%

APPENDIX
Hypothetical Adjusted withdrawals - Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders
This appendix explains the material features of the Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 riders which are no longer available to elect.
When a withdrawal is taken, three parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.	Withdrawal Base Components (“WBC”) (Step-Up Component, Growth Component and Growth Basis);
2.	Rider Withdrawal Amount (“RWA”); and
3.	Rider Death Benefit (“RDB”) (if applicable)).
Withdrawal Base Component Adjustments. Gross withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base components. Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base components by an amount equal to the greater of:
1)	the excess gross withdrawal amount; and
2)	a pro rata amount, the result of (A * B) / C, where:
A	is the excess withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the withdrawal base component prior to the withdrawal of the excess amount; and
C	is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
Rider Death Benefit Adjustments. Gross withdrawals in a rider year will reduce the rider death benefit by the amount equal to the greater of:
1)	the gross withdrawal amount; and
2)	a pro rata amount, the result of (A * B) / C, where:
A	is the gross withdrawal;
B	is the guaranteed future value prior to the gross withdrawal; and
C	is the Policy Value prior to the gross withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of withdrawals under a Guaranteed Lifetime Withdrawal Benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Withdrawal Base Components):
Assumptions:
Step-Up Component = $100,000
Growth Component = $95,000
Growth Basis = $95,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base (greater of the step-up component and the growth component))
Gross withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD”) = None
Policy Value (“PV”) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base components do not change.

Hypothetical Adjusted withdrawals - Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders — (Continued)
Example 2 (Withdrawal Base Components demonstrating an Excess Withdrawal):
Assumptions:
Step-Up Component = $100,000
Growth Component = $95,000
Growth Basis = $95,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base (greater of the step-up component and the growth component))
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base components are affected by the excess withdrawal.
1.	The formula is (EWD * WBC before any adjustments) / (PV - 5% withdrawal)
2.	Step-Up Component = ($2,000 * $100,000) / ($90,000 - $5,000) = $2,352.94
3.	Growth Component = ($2,000 * $95,000) / ($90,000 - $5,000) = $2,235.29
4.	Growth Basis = ($2,000 * $95,000) / ($90,000 - $5,000) = $2,235.29
Step Three. Which is larger, the actual $2,000 excess withdrawal or the pro rata amount?
Step-Up Component: $2,352.94 pro rata amount.
Growth Component: $2,235.29 pro rata amount: and
Growth Basis: $2,235.29 pro rata amount.
Step Four. What is the new withdrawal base component value after the adjustments?
Step-Up Component: $100,000 - $2,352.94 = $97,647.06
Growth Component: $95,000 - $2,235.29 = $92,764.71
Growth Basis: $95,000 - $2,235.29 = $92,764.71
Step Five. What is the new withdrawal base upon which the rider withdrawal amount is based?
Withdrawal Base = Greater of the Step-Up Component ($97,647.06) or the Growth Component ($92,764.71) = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was reduced (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the reduced withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum You can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Rider Death Benefit Option):
Assumptions:
Withdrawal Percentage = 5%
WB = $162,889.46
RDB (optional additional death benefit for additional cost) = $100,000

Hypothetical Adjusted withdrawals - Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders — (Continued)
RWA = 5% withdrawal would be $8,144 (5% of the then-current $162,889.46 withdrawal base)
GPWD = $8,144.47
EWD = None
PV = $90,000
Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee if no more than $8,144.47 is withdrawn.
Step Two. What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144.47(there is no excess to deduct)
2.	$100,000) - $8,144.47 = $91,855.53
Result. In this example, because no portion of the withdrawal was in excess of $8,144.47, the total withdrawal base and withdrawal base components do not change and the rider death benefit reduces to $91,855.53.
Example 4 (Rider Death Benefit demonstrating an Excess Withdrawal):
Assumptions:
Withdrawal Percentage = 5%
WB = $162,889.46
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal would be $8,144 (5% of the then-current $162,889.46 withdrawal base)
GPWD = $10,000
EWD = $1,855.53 ($10,000 - $8,144.47)
PV = $90,000
Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?
Yes. $10,000 - $8,144.47 = $1,855.53 (the excess withdrawal amount).
Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD * (RDB – 5% withdrawal)) / (PV – 5% withdrawal)
2.	(1,855.53 * ($100,000 - $8,144.47) / ($90,000 - $8,144.47)) = $2,082.21.
Step Three. Which is larger, the actual $1,855.53 excess withdrawal amount or the $2,082.21 pro rata amount?
$2,082.21 pro rata amount.
Step Four. What is the rider death benefit after the withdrawal has been taken?
Total to deduct from the rider death benefit is $8,144.47 (RWA) + $2,082.21 (pro rata excess) = $10,226.68
$100,000 - $10,226.68 = $89,773.32.
Result. The rider death benefit is $89,773.32.

APPENDIX
Hypothetical Adjusted withdrawals -Transamerica Principal  OptimizerSM and Transamerica Income EdgeSM 1.2 Riders
This appendix explains the material features of the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders. NOTE: The Transamerica Income EdgeSM 1.2 rider is no longer available to elect.
When a withdrawal is taken, three parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.	Withdrawal Base (“WB”);
2.	Rider Withdrawal Amount (“RWA); and
3.	Guaranteed Future Value (”GFV“)(if applicable)).
Withdrawal Base. Gross withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)	the excess withdrawal amount; and
2)	a pro rata amount, the result of (A * B) / C, where:
A	is the excess withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the withdrawal base prior to the withdrawal of the excess amount; and
C	is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
Guaranteed Future Value. Gross withdrawals in a rider year will reduce the guaranteed future value by an amount equal to the greater of:
1)	the gross withdrawal amount; and
2)	a pro rata amount, the result of (A * B) / C, where:
A	is the excess gross withdrawal;
B	is the guaranteed future value prior to the gross withdrawal; and
C	is the Policy Value prior to the gross withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a Guaranteed Lifetime Withdrawal Benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
Gross withdrawal (”GPWD“) = $5,000
Excess withdrawal (”EWD“) = None
Policy Value (”PV“) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.
Example 2 (Excess Withdrawal):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000

Hypothetical Adjusted withdrawals -Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders — (Continued)
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD * WB before any adjustments) / (PV – 5% withdrawal)
2.	($2,000 * $100,000) / ($90,000 - $5,000) = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum You can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Guaranteed Future Value):
Assumptions:
GFV = $100,000
GPWD = $10,000
PV = $90,000
Step One. Calculate how much of the guaranteed future value is affected by the gross withdrawal.
1.	Formula for pro rata amount is: (GPWD / PV * GFV)
2.	$10,000 / $90,000 * $100,000) = $11,111.11
Step Two. Which is larger, the actual $10,000 gross withdrawal amount or the $11,111.11 pro rata amount?
$11,111.11 pro rata amount.
Step Three. What is the guaranteed future value after the withdrawal base has been taken?
$100,000 - $11,111.11 = $88,888.89.
Result. The guaranteed future value is $88,888.89.

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Max® 1.2 rider
The Retirement Income Max® 1.2 rider can no longer be elected. The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Max® 1.2 rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30%
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$	$		$100,000	$100,000	$100,000	$ 6,300
1	$102,000	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$105,060	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$107,161	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$110,376	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$112,584	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$115,961	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$118,280	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$121,829	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$124,265	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$120,537	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$115,716	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$109,930	$	$	$		$$124,265 [3]	$124,265	$124,265 [1]	$ 7,829
2	$112,129	$	$	$		$$124,265	$124,265	$124,265	$ 7,829
2	$115,492	$	$	$		$$124,265	$124,265	$124,265	$ 7,829
2	$117,802	$	$	$		$$124,265	$124,265	$124,265	$ 7,829
2	$121,336	$	$	$		$$124,265	$124,265	$124,265	$ 7,829
2	$124,976	$	$	$		$$124,265	$124,265	$124,265	$ 7,829
2	$177,476	$50,000	$	$		$$174,265	$174,265	$174,265	$10,979
2	$175,701	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$172,187	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$167,022	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$163,681	$	$	$		$$182,979 [3]	$177,476	$182,979 [2]	$11,528
2	$166,955	$	$	$		$$182,979	$177,476	$182,979	$11,528
2	$170,294	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$166,888	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$171,895	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$173,614	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$178,822	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$175,246	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$151,741		$$20,000	$9,676	$9,385	$173,302	$168,091	$173,303	$
3	$154,775	$	$	$		$$173,302	$168,091	$173,303	$
3	$159,419	$	$	$		$$173,302	$168,091	$173,303	$
3	$161,013	$	$	$		$$173,302	$168,091	$173,303	$
3	$165,843	$	$	$		$$173,302	$168,091	$173,303	$
3	$174,135	$	$	$		$$173,302	$168,091	$173,303	$

Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Max® 1.2 rider — (Continued)
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
3	$181,101	$	$	$		$$181,101 [3]	$181,101	$181,101 [1]	$11,409
(1)	Automatic Step Up Applied
(2)	Growth Applied
(3)	Growth Basis Reset/Growth Component Stacking Applied
*	Growth Percentage = 5%

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Choice® 1.7 Rider
The Retirement Income Choice® 1.7 Rider can no longer be elected. The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Choice® 1.7 Rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30% and the valuation frequency is annually.
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$	$		$100,000	$100,000	$100,000	$ 6,300
1	$102,000	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$105,060	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$107,161	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$110,376	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$112,584	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$115,961	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$118,280	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$121,829	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$124,265	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$120,537	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$115,716	$	$	$		$$100,000	$100,000	$100,000	$ 6,300
1	$109,930	$	$	$		$$109,930 [3]	$109,930	$109,930 [1]	$ 6,926
2	$112,129	$	$	$		$$109,930	$109,930	$109,930	$ 6,926
2	$115,492	$	$	$		$$109,930	$109,930	$109,930	$ 6,926
2	$117,802	$	$	$		$$109,930	$109,930	$109,930	$ 6,926
2	$121,336	$	$	$		$$109,930	$109,930	$109,930	$ 6,926
2	$124,976	$	$	$		$$109,930	$109,930	$109,930	$ 6,926
2	$177,476	$50,000	$	$		$$159,930	$159,930	$159,930	$10,076
2	$175,701	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$172,187	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$167,022	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$163,681	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$166,955	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$170,294	$	$	$		$$170,294	$170,294	$170,294 [2]	$10,729
3	$166,888	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$171,895	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$173,614	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$178,822	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$175,246	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$151,741		$$20,000	$9,806	$9,806	$160,488	$160,488	$160,488	$
3	$154,775	$	$	$		$$160,488	$160,488	$160,488	$
3	$159,419	$	$	$		$$160,488	$160,488	$160,488	$
3	$161,013	$	$	$		$$160,488	$160,488	$160,488	$
3	$165,843	$	$	$		$$160,488	$160,488	$160,488	$
3	$174,135	$	$	$		$$160,488	$160,488	$160,488	$

Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Choice® 1.7 Rider — (Continued)
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
3	$181,101	$	$	$		$$181,101 [3]	$181,101	$181,101 [1]	$11,409
(1)	Automatic Step Up Applied
(2)	Growth Applied
(3)	Growth Basis Reset/Growth Component Stacking Applied
*	Growth Percentage = 5%

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders
The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30% and the valuation frequency is annually.
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$		$$100,000	$ 6,000
1	$102,000	$	$		$$100,000	$ 6,000
1	$105,060	$	$		$$100,000	$ 6,000
1	$107,161	$	$		$$100,000	$ 6,000
1	$110,376	$	$		$$100,000	$ 6,000
1	$112,584	$	$		$$100,000	$ 6,000
1	$115,961	$	$		$$100,000	$ 6,000
1	$118,280	$	$		$$100,000	$ 6,000
1	$121,829	$	$		$$100,000	$ 6,000
1	$124,265	$	$		$$100,000	$ 6,000
1	$120,537	$	$		$$100,000	$ 6,000
1	$115,716	$	$		$$100,000	$ 6,000
1	$109,930	$	$		$$109,930	$ 6,596
2	$112,129	$	$		$$109,930	$ 6,596
2	$115,492	$	$		$$109,930	$ 6,596
2	$117,802	$	$		$$109,930	$ 6,596
2	$121,336	$	$		$$109,930	$ 6,596
2	$124,976	$	$		$$109,930	$ 6,596
2	$177,476	$50,000	$		$$159,930	$ 9,596
2	$175,701	$	$		$$159,930	$ 9,596
2	$172,187	$	$		$$159,930	$ 9,596
2	$167,022	$	$		$$159,930	$ 9,596
2	$163,681	$	$		$$159,930	$ 9,596
2	$166,955	$	$		$$159,930	$ 9,596
2	$170,294	$	$		$$170,294 [1]	$10,218
3	$166,888	$	$		$$170,294	$10,218
3	$171,895	$	$		$$170,294	$10,218
3	$173,614	$	$		$$170,294	$10,218
3	$178,822	$	$		$$170,294	$10,218
3	$175,246	$	$		$$170,294	$10,218
3	$151,741		$$20,000	$10,314	$159,980	$
3	$154,775	$	$		$$159,980	$
3	$159,419	$	$		$$159,980	$
3	$161,013	$	$		$$159,980	$
3	$165,843	$	$		$$159,980	$
3	$174,135	$	$		$$159,980	$
3	$181,101	$	$		$$181,101 [1]	$10,866
(1)Automatic Step-Up Applied

where to find additional information
The Statement of Additional Information (SAI) dated December 1, 2021 contains more information about the Policy and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, dfinview.com/Transamerica/TAHD/VA. For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries call us at (800) 525-6205 or write us at:
Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000216274 for TLIC and #C000216283 for TFLIC

STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA I-SHARE II VARIABLE ANNUITY
Issued through
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica I-Share II Variable Annuity offered by Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“us,” “we”, “our” or “Company”). You may obtain a copy of the current prospectus, dated December 1, 2021, by calling (800) 525-6205, or write us at the addresses listed above. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy and in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: December 1, 2021

ii

Information About Us
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, and payment of any amounts held in the Fixed Account are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
The Separate Accounts
Separate Account VA B (the “Separate Account”), 6400 C Street S.W., Cedar Rapids, Iowa, was established by the Company on January 19, 1990, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
Separate Account VA BNY (the “Separate Account”), 440 Mamaronek Avenue, Harrison, New York, was established by the Company on September 27, 1994, and is a unit investment trust registered with the SEC and operating under New York law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Accounts are registered with the SEC as unit investment trusts under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate accounts.
Cyber Security (continued from “Principal Risks” section of the Prospectus)
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our operational results, financial condition and cash flows.
We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners (semi-) governmental agencies and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.
The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to our reliance in many cases on
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third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.
Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. Especially if and to the extent we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against our information security strategy, we may suffer material adverse consequences.
To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.
We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.
A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. For example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its, employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other
4

restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.
In addition, we analyze personal information and customer data to better manage our business subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restriction and obligations could have material impacts on our business, financial conditions and/or results of operations.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.
In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the Owner upon issuance of the policy after completion of an Enrollment Form and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of Your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the Owner predeceases the Annuitant and no joint Owner, primary Beneficiary, or contingent Beneficiary is alive or in existence on the date of death, the Owner's estate will become the new Owner. If no probate estate is opened because the Owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The Owner may change the ownership of the policy in a Written Notice. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. A change of ownership may have tax consequences.
When there is a change of Owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the Owner signs the Written Notice, subject to any payment we have made or action we have taken before recording the change. Changing the Owner does not change the designation of the Beneficiary or the Annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if we discover a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the Annuitant and/or Owner has been misstated, we will change the payment associated with any benefits payable to that which the Premium Payments would have purchased for the correct age or sex.
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The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, Beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest specified in Your policy, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant or Owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the Annuity Commencement Date, You may reallocate the value of a designated number of Annuity Units of a Subaccount then credited to a policy into an equal value of Annuity Units of one or more other Subaccounts or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an account or Subaccount after a reallocation is less than $10, we reserve the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of Annuity Units may be made up to four times in any given Policy Year.
After the Annuity Commencement Date, no transfers may be made from the Fixed Account to the Separate Account.
Annuity Payment Options
During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under life income with variable payments for 10 years certain using the existing Policy Value of the Separate Account. The default options may be restricted with respect to Qualified Policies.
The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.
A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant's actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in Your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 3% effective annual AIR and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed Annuity Commencement Date of 2020. The “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional Variable Annuity Payments will vary based on the investment performance of the Subaccount(s) of the Separate Account selected by the Annuitant or Beneficiary. For certain Qualified Policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the Annuitant.
Determination of Additional Variable Payments. All Variable Annuity Payments other than the first are calculated using Annuity Units which are credited to the policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first variable annuity payment attributable to that Subaccount by the Annuity Unit value of that Subaccount on the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the policy then remains fixed, assuming no transfers to or from that Subaccount occur. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the policy by the Annuity Unit value for the particular Subaccount on the date the payment is made.
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Death Benefit
Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death. If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the Beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law, unless a settlement agreement is effective at the death of the Owner preventing such election.
If an Owner is not an Annuitant, and dies prior to the Annuity Commencement Date, the new Owner may surrender the policy at any time for the amount of the Cash Value. If the new Owner is not the deceased Owner's spouse, the Cash Value must be distributed within five years after the date of the deceased Owner's death, or be used to provide payments to a designated Beneficiary within one year of such Owner’s death that will be made for life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the sole new Owner is the deceased Owner's surviving spouse, such spouse may elect to continue the policy as the new Owner instead of receiving the death benefit.
Beneficiary. The Beneficiary designation in the Enrollment Form will remain in effect until changed. The Owner may change the designated Beneficiary by sending us Written Notice. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or law requires consent. If an irrevocable Beneficiary dies, the Owner may then designate a new Beneficiary. The change will take effect as of the date the Owner signs the Written Notice, whether or not the Owner is living when we receive the notice. We will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If upon the death of the Annuitant there is a surviving Owner(s), the surviving Owner(s) automatically takes the place of any Beneficiary designation.
Death of Owner
Federal tax law requires that if any Owner (including any joint Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the policy must generally be distributed within five years of the date of death of such Owner. Certain rules apply where (1) the spouse of the deceased Owner is the sole Beneficiary, (2) the Owner is not a natural person and the primary Annuitant dies or is changed, or (3) any Owner dies after the Annuity Commencement Date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to Qualified Policies.
Assignment
During the lifetime of the Annuitant You may assign any rights or benefits provided by the policy if Your policy is a Nonqualified Policy. An assignment will not be binding on us until a copy has been filed at our Administrative Office. Your rights and benefits and those of the Beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless You so direct by filing Written Notice with us, no Beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.
Ownership under Qualified Policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
7

We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each Premium Payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual Service Charge, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.
INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.
Accumulation Units
Allocations of a Premium Payment directed to a Subaccount are credited in the form of Accumulation Units. Each Subaccount has a distinct Accumulation Unit value. The number of units credited is determined by dividing the Premium Payment or amount transferred to the Subaccount by the Accumulation Unit value of the Subaccount as of the end of the Valuation Period during which the allocation is made. For each Subaccount, the Accumulation Unit value for a given Business Day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an Accumulation Unit.
Upon allocation to the selected Subaccount, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Administrative Office or, in the case of the initial Premium Payment, when the Enrollment Form is completed, whichever is later. The value of an Accumulation Unit for each Subaccount was arbitrarily established at $10 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a Subaccount during a Valuation Period, is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The net investment factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same from one Valuation Period to the next. You bear this investment risk. The net investment performance of a Subaccount and deduction of certain charges affect the Accumulation Unit value.
The net investment factor for any Subaccount for any Valuation Period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A	the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the Valuation Period from the investment operations of the Subaccount;
D	is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and
E	is an amount representing the Separate Account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D
8

Where:
A =	The net asset value of an underlying fund portfolio share at of the end of the current Valuation Period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at of the end of the immediately preceding Valuation Period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E total 1.50% on an annual basis; On a daily basis, this equals 0.000041096.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000041096 = Z = 1.014871185
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The Accumulation Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	The net investment factor for the current Valuation Period.
Assume B = Y
Then, the Accumulation Unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of Variable Annuity Payments will vary with Annuity Unit values. Annuity unit values rise if the net investment performance of the Subaccount exceeds the Assumed Investment Return of 3% annually. Conversely, Annuity Unit values fall if the net investment performance of the Subaccount is less than the annual Assumed Investment Return. The value of a variable Annuity Unit in each Subaccount was established at $10 on the date operations began for that Subaccount. The value of a variable Annuity Unit on any subsequent Business Day is equal to A multiplied by B multiplied by C, where:
A	is the variable Annuity Unit value for the Subaccount on the immediately preceding Business Day;
B	is the net investment factor for that Subaccount for the Valuation Period; and
C	is the Assumed Investment Return adjustment factor for the Valuation Period.
The Assumed Investment Return adjustment factor for the Valuation Period is the product of discount factors of .99986634 per day to recognize the 3% effective annual AIR. The Valuation Period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.
The net investment factor for the policy used to calculate the value of a variable Annuity Unit in each Subaccount for the Valuation Period is determined by dividing (i) by (ii) and subtracting (iii) and (iv) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that Subaccount determined at the end of the current Valuation Period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that Subaccount if the ex-dividend date occurs during the Valuation Period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the Subaccount.
(ii)	is the net asset value of a fund share held in that Subaccount determined as of the end of the immediately preceding Valuation Period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to to the mortality and expense risk fee and administrative charge shown in Your contract as a percentage of the daily net asset value of shares held in that Subaccount.
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(iv) is a factor representing the Fund Facilitation Fee. This factor is a percentage of the daily net asset value of a fund share held in a Subaccount subject to a Fund Facilitation Fee, up to the maximum percentage of 0.60%. Such factor is equal to 0.00% if you have not assets held in a Subaccount subject to a Fund Facilitation Fee.
The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the Annuitant at the Annuity Commencement Date. The policy contains a table for determining the adjusted age of the Annuitant.
Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	Net investment factor for the Valuation Period for which the annuity value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual Assumed Investment Return of 3% built into the Annuity Tables used.
Assume C = Z
Then, the Annuity Unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The Adjusted Policy Value as of the Annuity Commencement Date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of Adjusted Policy Value based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of Annuity Units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The Annuity Unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of Annuity Units =	$X	= Z
$Y
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HISTORICAL PERFORMANCE DATA
Yields and total returns do not reflect any advisory fees paid to a financial professional from the Policy Value or other assets of the Owner; if such charges were reflected, the performance would be lower.
Money Market Yields
We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.
We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that
11

would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using Subaccount unit values which we calculate on each Business Day based on the performance of the Separate Account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of Subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula .
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of Subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
services
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
We will maintain all records and accounts relating to the Separate Account. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from Your checking account, or regular annuity payments we send to You) You may only receive quarterly confirmations.
12

DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below). We do not pay commissions to financial intermediaries for the sale of this Policy because such intermediaries receive compensation in connection with the Policy in the form of advisory fees paid by the Policy Owners.
TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.
As of December 31, 2020, no amount was paid to TCI in connection with this policy sold through the Separate Account because the policy had not commenced operations. We and/or our affiliates provide paid-in capital to TCI and pay for TCI's operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
CUSTODY OF ASSETS
We hold assets of each of the Subaccounts. The assets of each of the Subaccounts are segregated and held separate and apart from the assets of the other Subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the Subaccounts. Additional protection for the assets of the Separate Account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of each of the subaccounts of Separate Account VA B and Separate Account VA BNY included in Form N-VPFS dated April 21, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required Separate Account VA B financials statements are incorporated by reference to N-VPFS (811-06032) filed on April 21, 2021. Required Separate Account VA BNY financials statements are incorporated by reference to N-VPFS (811-08750) filed on April 21, 2021.
The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
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APPENDIX
Prior Allocation/Withdrawal Percentages and Rider fees
The table below identifies the prior percentages for the Transamerica Principal OptimizerSM rider.
Withdrawal Percentages
	10 and 7 Year Waiting Periods
	Age	Single	Joint
Prior to August 31, 2020	0-58	0.00%	0.00%
	59-64	4.00%	3.50%
	65-79	5.00%	4.50%
	80+	6.00%	5.50%

	10 and 7 Year Waiting Periods
	Age	Single	Joint
After September 1, 2020	0-58	0.00%	0.00%
	59-64	3.75%	3.25%
	65-79	5.00%	4.50%
	80+	5.50%	5.00%
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APPENDIX
Prior Rider fees, Valuation Frequency, Growth/Withdrawal Percentages
The table below identifies the prior percentages for the Retirement Income Max® 1.2 rider.
Growth Percentages
Date	Percentage
Prior to September 1, 2020	6.50%
After September 1, 2020	5.00%
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to September 1, 2020	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 5.50%	0.00% 3.50% 4.50% 5.00%
After September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.75% 5.00% 5.50%	0.00% 3.25% 4.50% 5.00%
New york single life Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage
Prior to September 1, 2020	0-58 59-64 65-79 ≥80	0.00% 33.75% 5.00% 5.50%
After September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.75% 5.00% 5.50%
New york joint life Withdrawal Percentages
Date	Age at time of first withdrawal	Joint Life Percentage
Prior to September 1, 2020	0-58 59-64 65-79 ≥80	0.00% 3.50% 4.50% 5.00%
After September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.25% 4.50% 5.00%
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APPENDIX
Prior Withdrawal/Growth Percentages and rider fees
The table below identifies the prior percentages for the Retirement Income Choice® 1.7 rider.
Rider fee Percentages
Date	Rider Benefit	Single Life Option	Joint Life Option
Prior to September 1, 2020	Base Benefit Designated Allocation Group A	1.50%	1.60%
	Base Benefit Designated Allocation Group B	1.50%	1.60%
	Base Benefit Designated Allocation Group C	1.50%	1.60%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%

Date	Rider Benefit	Single Life Option	Joint Life Option
After September 1, 2020	Base Benefit Designated Allocation Group A	1.85%	1.95%
	Base Benefit Designated Allocation Group B	1.40%	1.60%
	Base Benefit Designated Allocation Group C	0.95%	1.05%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%
new york Rider fee Percentages
Date	Rider Benefit	Single Life Option	Joint Life Option
Prior to September 1, 2020	Base Benefit Designated Allocation Group A	1.50%	1.60%
	Base Benefit Designated Allocation Group B	1.50%	1.60%
	Base Benefit Designated Allocation Group C	1.50%	1.60%
	Death Benefit	0.40%	0.35%

Date	Rider Benefit	Single Life Option	Joint Life Option
After September 1, 2020	Base Benefit Designated Allocation Group A	1.85%	1.95%
	Base Benefit Designated Allocation Group B	1.40%	1.60%
	Base Benefit Designated Allocation Group C	0.95%	1.05%
	Death Benefit	0.40%	0.35%
Growth Percentages
Date	Percentage
Prior to September 1, 2020	5.50%*
After September 1, 2020	5.00%
valuation frequency
Date	Frequency
Prior to September 1, 2020	Monthly
After September 1, 2020	Annually
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Prior Withdrawal/Growth Percentages and rider fees — (Continued)
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to September 1, 2020	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 5.50%	0.00% 3.50% 4.50% 5.00%
After September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.50% 4.75% 5.25%	0.00% 3.00% 4.25% 4.75%
17

APPENDIX
Prior Allocation/Withdrawal Percentages and Rider fees
The table below identifies the prior percentages for the Transamerica Income EdgeSM 1.2 rider.
Rider fee Percentages
Date	Percentage
Prior to September 1, 2020	1.45%

Date	Single Life	Joint Life
After September 1, 2020	1.45%	1.55%
single life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option	Rider Years 4-6 Withdrawal Percentage - Single Life Option	Rider Years 7+ Withdrawal Percentage - Single Life Option
Prior to September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	4.75%	5.50%
	65-79	5.00%	5.75%	6.50%
	≥80	5.50%	6.25%	7.00%

	Age at time of first withdrawal	Rider Years 1-5 Withdrawal Percentage - Single Life Option	Rider Years 6-10 Withdrawal Percentage - Single Life Option	Rider Years 11+ Withdrawal Percentage - Single Life Option
After September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.75%	4.25%	4.75%
	65-80	5.00%	5.50%	6.00%
	≥81	5.50%	6.00%	6.50%
joint life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
Prior to September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.25%	5.00%
	65-79	4.50%	5.25%	6.00%
	≥80	5.00%	5.75%	6.50%

	Age at time of first withdrawal	Rider Years 1-5 Withdrawal Percentage - Single Life Option	Rider Years 6-10 Withdrawal Percentage - Single Life Option	Rider Years 11+ Withdrawal Percentage - Single Life Option
After September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.25%	3.75%	4.25%
	65-80	4.50%	5.00%	5.50%
	≥81	5.00%	5.50%	6.00%
18